UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant  ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

DEVON ENERGY CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐   Fee paid previously with preliminary materials.
☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

devon

PROXY STATEMENT

& Notice of Annual Meeting | 2024

COMMITMENT RUNS DEEP

A Message to Our Stockholders
Dear Fellow Stockholders,
At Devon, we always seek to achieve better results and make a positive and sustainable impact. For our stockholders, the most tangible way we produce results is through generating returns to stockholders. Our results in the fourth quarter of 2023 reflect that we headed into 2024 with financial and operational momentum through sharpened capital allocation and improvements in well productivity and efficiency. We are confident in Devon’s future.
Despite some challenges, we achieved several key milestones in 2023 that demonstrate Devon’s compelling value proposition. We delivered a production growth rate of 8% for the year, which resulted in the highest oil production in any year in our history. This healthy growth rate was also paired with returns on capital employed — a key metric that the market uses to assess capital efficiency and profitability — that outpaced the S&P 500 by a substantial margin for the third consecutive year. With the free cash flow our business produced, we rewarded stockholders with an impressive cash-return yield of approximately 10% that was balanced between buying back our shares from the market and producing dividends. Based on our confidence in the underlying health of our business, the Board approved a 10% increase to our fixed dividend payout shortly following the year.
Devon has established aggressive environmental performance targets focused on reducing the carbon intensity of our operations, minimizing freshwater use, and engaging constructively with our value chain. The Board and our employees are fully aligned on the importance of Devon’s performance in this area. Again this past year, our corporate goals that determine cash bonuses for employees prioritized emissions reductions, and Devon delivered significant improvements in greenhouse gas emissions intensity and methane emissions reductions. Devon, like many others in the oil and gas industry, recognizes the importance of reducing greenhouse gas emissions, while also remaining committed to supplying affordable, accessible, reliable energy to improve the quality of human lives around the world.
The macro environment for our industry is often challenging. We closely monitor geopolitical conflicts, global demand for energy commodities, and economic growth indicators. Legislative and regulatory activity in the United States and questions about energy infrastructure, among other things, lead to uncertainties that we must evaluate, manage, and de-risk. We prioritize constructive engagement on key issues impacting the oil and gas industry.
Our employees are dedicated and resilient, and we recognize that their welfare is central to our long-term success. Devon focuses on providing personally and professionally fulfilling careers, meaningful benefits and compensation, and a sense of belonging and inclusion. We frequently seek feedback from our employees through in-person meetings as well as anonymous company-wide surveys. We provide a range of professional, technical, and leadership development opportunities and recently expanded our policies and programs for employees to better balance their work and personal lives. Those changes have included enhanced benefits such as family and parental leave and increased wellness resources.
Devon has high-quality assets, financial strength, and highly skilled people. With continued discipline and focus, we are optimistic that we will continue to deliver strong results for our stockholders. Thank you for investing in Devon.
We respectfully ask for your voting support for the items described in more detail in the materials that follow.
Sincerely,

Barbara Baumann Independent Chair of the Board	Rick Muncrief President and CEO

Devon Energy Corporation
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time	Location	Record Date
Wednesday, June 5, 2024 8:00 a.m. (Central Time)	Devon Energy Center Auditorium 333 W. Sheridan Ave. Oklahoma City, OK 73102	Monday, April 8, 2024
Meeting Agenda
Stockholders will be asked to vote on the following matters at the Annual Meeting:
Proposal		Board Vote Recommendation	Page Reference
Item 1.	Election of Directors	Vote FOR each director nominee	7
Item 2.	Ratify the selection of the independent auditors for 2024	Vote FOR	31
Item 3.	Approve, in an advisory vote, executive compensation	Vote FOR	36
Item 4.	Consider and vote upon the stockholder proposal set forth in this Proxy Statement, if properly presented at the Annual Meeting	Vote AGAINST	70
Your Vote Is Important
We encourage you to vote your shares of Devon Energy Corporation common stock in any of the following ways:

Online Before the meeting you may vote your shares through the Internet by following the directions on your proxy card. Internet voting is available 24 hours a day. To vote online, you will need the control number located on your proxy card or Notice of Internet Availability of Proxy Materials.

Phone Call 1-800-690-6903 from a touch-tone phone and follow the voice instructions. To vote by phone, you will need the control number located on your proxy card or Notice of Internet Availability of Proxy Materials.

Mail If you received a proxy card by mail, you can complete, sign, and date the form and return it by mail using the postage-paid envelope included in your package.

At The Meeting Stockholders as of April 8, 2024, can vote at the meeting. To vote at the meeting, you will need the control number included on your proxy card or Notice of Internet Availability of Proxy Materials.

If you are a non-registered stockholder, please refer to the information forwarded by your bank, broker, or other holder of record to see which voting methods are available to you to vote in advance of the meeting.

Devon Energy Corporation
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS (cont.)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 5, 2024:
Our 2024 Proxy Materials, including the 2024 Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2023, are available at www.proxydocs.com/dvn.
Each stockholder of record as of the close of business on April 8, 2024 (the record date) is entitled to receive notice of, attend, ask questions, and vote at the meeting. A Notice of Internet Availability of Proxy Materials or proxy card is being mailed beginning on or about April 25, 2024, to each stockholder of record as of the record date. A complete list of stockholders entitled to vote during the Annual Meeting will be available to our stockholders during ordinary business hours, for a period of 10 days prior to the Annual Meeting.
For specific information, please refer to the section “Frequently Asked Questions About the Annual Meeting” beginning on page 74.
BY ORDER OF THE BOARD OF DIRECTORS
Christopher J. Kirt Vice President Corporate Governance and Secretary Oklahoma City, Oklahoma April 25, 2024
NYSE: DVN
www.devonenergy.com
Devon Energy Corporation
333 W. Sheridan Ave.
Oklahoma City, OK 73102-5015
405-235-3611

Proxy Statement Table of Contents

1	Proxy Summary
7	Agenda Item 1. Election of Directors
8	Our Board
8	Who We Are (Our Nominees for Election)
8	Biographies
14	Director Skills and Experience
15	Tenure, Diversity, and Independence
16	Board Appointment and Selection Process
16	Director Orientation and Continuing Education
18	Director Compensation
18	Annual Retainers
18	Equity Awards to Directors
19	Total Compensation for Non-Management Directors for 2023
19	Compensation Committee Interlocks and Insider Participation
20	How We are Selected, Comprised, and Evaluated
20	Governance, Environmental, and Public Policy Committee Report
23	How We Are Governed and Govern
23	Committees
26	Director Independence
27	Related Person Transactions
27	Board Leadership Structure
28	Board and Committee Evaluations
29	Board Involvement in Risk Oversight
29	High-Level Oversight and Coordination of ESG Efforts
30	How to Communicate With Us
31	Agenda Item 2. Ratification of Independent Auditors for 2024
32	Our Controls and Compliance
32	Audit Committee Report
33	Fees to Independent Auditor
33	Audit Committee Pre-Approval Policies and Procedures
33	Audit Committee Financial Expertise
34	Reserves Committee Report
35	Our Company
35	Who We Are (Our Officers)
36	Agenda Item 3. Approve, in an Advisory Vote, Executive Compensation
37	Executive Compensation
37	Compensation Discussion and Analysis
38	Introduction
38	Executive Summary
41	Elements of 2023 Compensation
46	Compensation Process Background
48	Additional Benefits and Compensation Information
51	Compensation Committee Report
52	Summary Compensation Table
53	Grants of Plan-Based Awards
54	Outstanding Equity Awards at Fiscal Year End
55	Option Exercises And Stock Vested During 2023
55	Pension Benefits
56	Benefit Plans
56	Defined Benefit Plan
56	Normal Retirement
56	Defined Contribution Plan — 401(k) Plan
57	Nonqualified Deferred Compensation Plan
58	Supplemental Contribution Restoration Plans
59	Potential Payments Upon Termination or Change in Control
59	Accrued Payments Upon Termination of Employment
59	Rights Upon Termination for Death or Disability
59	Rights Upon Termination Without Cause and Constructive Discharge
60	Termination Following a Change in Control
60	Payment Conditions
60	Long-Term Incentive Awards
61	Potential Payments Upon Termination or Change in Control Tables
62	CEO Pay Ratio
63	Pay Versus Performance Disclosure
67	Equity Compensation Plan Information
68	Our Stockholders
68	Security Ownership of Certain Beneficial Owners and Management
68	Security Ownership of Certain Beneficial Owners
69	Security Ownership of Management
70	Agenda Item 4. Stockholder Proposal
73	Submission of Stockholder Proposals and Nominations
74	Frequently Asked Questions About the Annual Meeting
78	Other Matters
79	Forward-Looking Statements
A-1	Appendix A. Explanation and Reconciliation of Non-GAAP Financial Measures
Frequently Asked Questions | Pages 74-77
74	Board of Directors’ Voting Recommendations, Voting, Online and Paper Proxy Materials
75	Householding of Proxy Materials Attending the Annual Meeting Can I Change My Vote? Voting Tabulation and What Constitutes a Quorum
76	Voting Requirements for Approval of Proposals Withheld Votes, Abstentions and Non-Broker Votes Voting Instructions, Solicitation Expenses, Voting Results
77	Independent Auditor Availability at Annual Meeting Company Contact Information
All references in this Proxy Statement to we, our, us, Devon, or the Company refer to Devon Energy Corporation.

Devon Energy Corporation
PROXY SUMMARY

This summary highlights information described in other parts of this Proxy Statement and does not contain all of the information you should consider in voting. Please read the entire Proxy Statement before voting. For more complete information regarding our 2023 financial and operating performance, please review our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which accompanies this Proxy Statement. This Proxy Statement references the internet addresses of a variety of publications and other materials available on the Company’s website. These references are provided solely for the information of interested stockholders and are not incorporated by reference in this Proxy Statement.
Annual Meeting of Stockholders
Date and Time	Location	Record Date
Wednesday, June 5, 2024 8:00 a.m. (Central Time)	Devon Energy Center Auditorium 333 W. Sheridan Ave. Oklahoma City, OK 73102	Monday, April 8, 2024
Voting Matters
Stockholders will be asked to vote on the following matters at the Annual Meeting:
Proposal		Board Vote Recommendation	Page Reference
Item 1.	Election of Directors The Board is committed to maintaining a diverse and inclusive membership with varying experience, characteristics, and expertise that align with our business strategy. The Board believes that each of the director nominees named herein has skills and experiences that are highly relevant for an upstream energy company like Devon.	Vote FOR each director nominee	7
Item 2.	Ratify the selection of the independent auditors for 2024 The Audit Committee has appointed KPMG to serve as Devon’s independent registered public accounting firm for 2024 and this appointment is being submitted to our stockholders for ratification. The Audit Committee and the Board believe that the continued retention of KPMG is in the best interest of the Company and our stockholders.	Vote FOR	31
Item 3.	Approve, in an advisory vote, executive compensation Devon seeks an advisory vote from its stockholders to approve the compensation of the NEOs as disclosed in this Proxy Statement. The Board values the opinions of our stockholders and will take into account the outcome of this advisory vote when considering future executive compensation decisions.	Vote FOR	36
Item 4.	Consider and vote upon the stockholder proposal set forth in this Proxy Statement, if properly presented at the Annual Meeting The Board believes that the actions requested by the proponent are not in the best interest of our stockholders.	Vote AGAINST	70

1| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Devon Energy Corporation
PROXY SUMMARY (cont.)
Our Company and Assets
Based in Oklahoma City, Devon employs approximately 1,900 people across our onshore oil, natural gas liquids, and natural gas assets located in New Mexico, North Dakota, Oklahoma, Texas, and Wyoming. Our Company is a leading unconventional oil producer in the United States, with an asset base underpinned by a premium acreage position in the economic core of the Delaware Basin, which is located in the most prolific geologic basin for oil in the United States.
Portfolio Built to Deliver Sustainable Performance

PREMIER MULTI-BASIN PORTFOLIO

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Acreage located in top US resource plays

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Underpinned by world-class Delaware Basin position

DIVERSIFIED COMMODITY MIX

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Balanced exposure to oil & natural gas production

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Access to premium markets improves realized prices on production

OPERATING SCALE ENHANCES PROFITABILITY

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Low-cost structure drives differentiated margins

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Track record of improving efficiencies & lowering cost of supply

DEEP INVENTORY OF REPEATABLE OPPORTUNITIES

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Multi-year low-risk development inventory

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Resource upside from ongoing appraisal and exploration activity

2| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Devon Energy Corporation
PROXY SUMMARY (cont.)
Our Strategy
Our business strategy is focused on delivering a consistently competitive stockholder return among our peer group. Because the business of exploring for, developing, and producing oil and natural gas is capital intensive, delivering sustainable, capital efficient cash flow growth is a key tenet to our success. While our cash flow is highly dependent on volatile and uncertain commodity prices, we pursue our strategy throughout all commodity price cycles with four fundamental principles:

We have a commitment to be a proven and responsible operator – We produce a valuable commodity that is fundamental to society, and we endeavor to do so in a safe, environmentally responsible, and ethical way, while also striving to deliver strong returns to our stockholders.
We strive to own a premier, sustainable portfolio of assets – We expect to continuously own premier assets capable of generating cash flows in excess of our capital and operating requirements, as well as competitive rates of return.
We pursue superior execution – We continually work to optimize the efficiency of our capital programs and production operations. We also seek to leverage our culture of health, safety, and environmental stewardship in all aspects of our business.
We seek to maintain financial strength and flexibility – Commodity prices are uncertain and volatile, so we strive to maintain a strong balance sheet, as well as adequate liquidity and financial flexibility, in order to operate competitively in all commodity price cycles.

Our Values
Our Company is guided by strong values—integrity, relationships, courage, and results.

3| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Devon Energy Corporation
PROXY SUMMARY (cont.)

Corporate Governance Centered on Strategy, Risk-Management, and Responsible Governance Practices
Devon recognizes that high standards for corporate governance are required to promote long-term value for our investors. Our Board focuses on effective strategic decision-making and risk management practices as it oversees our business. This Proxy Statement details our corporate governance framework and profile. Below we highlight features of our Board composition:

91% Independence – Ten of Devon’s 11 Director nominees qualify as independent under New York Stock Exchange (NYSE) and Securities and Exchange Commission (SEC) standards. We believe that independent board members bring fresh perspectives and diverse skills to their oversight of the Company.
36% Gender Diversity – Our Board benefits from the wide range of experiences, skills, and backgrounds of our Directors. We believe that diversity is a key feature of a high-functioning board.
Independent Board Chair – In January 2023, Barbara Baumann became Devon’s Board Chair. Ms. Baumann’s appointment as Board Chair continues a Devon governance practice of separating the Chair and CEO roles.
Average Tenure of 5-6 Years – Our Board nominees have an average tenure on the Board of 5.5 years, which provides a balance of experience and fresh perspectives.
Skills and Competencies – Our Director nominees have skills and competencies that are highly relevant for a company with Devon’s profile. Our Board has significant leadership experience in key areas for an energy company.

Our Environmental Performance Targets and Progress
We know that strong environmental performance is essential to protecting the communities in which we live and operate, managing risk, and generating long-term value for stakeholders. Devon has established aggressive environmental performance targets focused on reducing the carbon intensity of our operations, minimizing freshwater use, and engaging constructively with our value chain. These targets reflect our dedication and commitment to achieving meaningful emissions reductions while pursuing our ultimate goal of net zero GHG emissions for Scope 1 and 2 by 2050. We invite you to access our 2023 Sustainability Report at www.devonenergy.com to evaluate our progress on the targets. Below are highlights from the Report.
Environment

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Reduced methane emissions by 50% and methane emissions intensity by 55% in 2022 compared to 2019.

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Reduced flared volumes by 79% and flared volume intensity by 77% in 2022 compared to 2019.

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Used 72 million barrels of recycled water in 2022, an increase of 18% compared to 2021.

■
As reflected in the Compensation Discussion and Analysis of this Proxy Statement, the Company achieved corporate goals for 2023 for year-over-year reductions in Company-wide greenhouse gas intensity and methane detections intensity. Additional information will be provided in our 2024 Sustainability Report, which will be published later in the year.

4| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Devon Energy Corporation
PROXY SUMMARY (cont.)
Social
Investing in Our Communities and Employees
To be a socially responsible operator, Devon focuses on building strong, safe communities and an educated workforce. We invest in aspects of community life where we can have the greatest impact, while aligning with Devon’s values and business goals: STEM (science, technology, engineering, and math) education, public safety, social services, and vibrancy in the communities where we operate. Below are highlights from our 2023 Sustainability Report.

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Invested $1.5 million in STEM education in 2022, including partnering with the Cal Ripken Foundation on middle school STEM centers.

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Opened 22 STEM centers in 2022, including our first in North Dakota, our first on tribal lands, and our first in a middle school. In late 2023, we celebrated a major milestone by opening our 150th STEM center.

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Impacted more than 100,000 students, 2,500 teachers, and 1,900 classrooms through our STEM investments.

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In the first year of our employee gift match program in 2022, employees donated to 274 different nonprofits for a total of $1.24 million donated and matched.

What DEI Means at Devon
Our Diversity, Equity and Inclusion (DEI) vision is: Every person contributing to their fullest and making a positive impact every day.
Diversity We believe it is foundational to Devon’s success that our team includes people with a variety of backgrounds, perspectives, experiences, and abilities.
Equity We believe fairness is at the core of our culture, policies, and practices, and we strive for all employees to have equitable access to opportunities.
Inclusion We believe in relationships and work to create an environment where all employees feel seen, valued, heard, and connected.
Cybersecurity
With global cybersecurity threats and Devon’s digital technology use both increasing, we focus on protecting our networks, systems, and the significant amount of data we use to run our business. Devon invests in advanced tools and processes to help safeguard our technology advantage, operate our business safely and reliably, manage risk, and deliver results.
A culture of prevention and compliance is central to our digital security. All employees take cybersecurity awareness training during onboarding and through periodic refresher training. Through ongoing efforts to educate employees to recognize increasingly sophisticated threats like malware, ransomware, and phishing attempts, we are heightening digital security awareness in our workforce.

5| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Devon Energy Corporation
PROXY SUMMARY (cont.)

To Mitigate Cybersecurity Risk, We:

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Seek to align our corporate information security policy and program with the National Institute of Standards and Technology (NIST) Cybersecurity Framework.

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Require and pay for Devon security operations team professionals to earn industry certifications in security essentials and incident handling.

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Provide training, recognition and enforcement to enhance our culture of prevention.

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Evaluate and deploy up-to-date practices in our external-facing services.

Additional Reporting
We invite you to review our most recent Sustainability Report, Climate Change Assessment Report, Political Activity and Lobbying Report, and other reports and documents available on our website: www.devonenergy.com.

6| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Devon Energy Corporation
AGENDA ITEM 1. ELECTION OF DIRECTORS

Our Board has nominated 11 directors for election at the Annual Meeting. Each Director will serve for a term ending at the next Annual Meeting and until his or her successor is duly elected and qualified, subject to such Director’s earlier death, disqualification, resignation, or removal. All nominees are currently Devon Directors.
Within each nominee’s biography and the matrix on page 14, we have highlighted the notable skills and qualifications that contributed to his or her selection as a nominee to our Board.
We have no reason to believe that any of the nominees for Director will be unable to serve if elected. However, if any of these nominees becomes unavailable, the persons named in the proxy intend to vote for any alternate designated by the current Board. Proxies cannot be voted for a greater number of persons than the nominees named.
Our Board of Directors recommends that stockholders vote “FOR” the election of the director nominees listed in the pages that follow.

7| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
WHO WE ARE

Our Nominees for Election
Experience Human Capital Mgt./Comp. Finance/Capital Allocation Environmental Matters Corp. Governance/ Risk Mgt. Investment Mgt./ Stewardship Marketing/ Energy-Related Infrastructure	Barbara M. Baumann | Chair of the Board	AGE: 68 | DIRECTOR SINCE: 2014

Barbara M. Baumann joined the Board in January 2014 and was appointed Board Chair in January 2023. She is president of Cross Creek Energy Corp., an energy advisory firm with investments in domestic oil and natural gas. She is currently on the board of National Fuel Gas Company and serves on the audit and financing committees. Baumann is a senior advisor for First Reserve Corp., a private equity firm focused on energy, and she serves as vice chair of the independent board of trustees of the Putnam Mutual Funds. Previously, Baumann served in various areas of finance and operations during an 18-year career with Amoco (later BP Amoco). Those roles included chief financial officer of Ecova Corp., Amoco’s wholly owned environmental-remediation unit, and vice president of Amoco’s San Juan Basin business unit. She earned a bachelor’s degree from Mount Holyoke College and a master’s in business administration from the Wharton School of the University of Pennsylvania.
Qualifications
Ms. Baumann brings to the Board her extensive knowledge of financial matters and the energy industry and her experience as an accomplished leader and business professional. Her insights on investor dynamics deepen our Board’s understanding of ESG-related initiatives.
Principal occupation or employment:
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President and Owner, Cross Creek Energy Corporation

Certain other directorships:
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National Fuel Gas Company. Serves on the audit and financing committees

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Putnam Mutual Funds (vice chair, independent board of trustees)

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First Reserve Corporation (senior advisor)

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Previously served on the board of Buckeye Partners, L.P. until its acquisition in 2019

Devon Board Committees
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Chair, Dividend

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Audit (2014-2023)

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Governance, Environmental, and Public Policy (2014-2023)

Please refer to the Director Skills and Experience Matrix on page 14 for more information.

Experience
Human Capital
Mgt./Comp.

Engineering
Education/
Experience

Finance/Capital
Allocation

Technology or
Cybersecurity

Environmental
Matters

Corp. Governance/
Risk Mgt.

Marketing/
Energy-Related
Infrastructure

John E. Bethancourt	AGE: 72 | DIRECTOR SINCE: 2014

John E. Bethancourt joined the board of directors in January 2014. He is a retired Chevron executive, serving most recently as executive vice president for technology and services, where he oversaw Chevron’s environmental, health and safety efforts, major project management, procurement, and mining operations. Bethancourt began his career with Getty Oil Co. in 1974 and joined Texaco Inc. through a 1984 merger. He earned a bachelor’s degree in petroleum engineering from Texas A&M University.
Qualifications
Mr. Bethancourt is an experienced and accomplished leader. His broad competencies in matters impacting the energy industry strengthen the collective capabilities of the Board. His experience in areas relating to human resources, environmental matters, and energy-related infrastructure has provided valuable perspectives for the Board.
Principal occupation or employment:
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Former Executive Vice President for Technology and Services, Chevron

Certain other directorships:
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Previously served on the board of trustees of the Texas A&M Foundation

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Past director of the Society of Petroleum Engineers

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Former director of the National Action Council for Minorities in Engineering, Inc.

Devon Board Committees
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Chair, Reserves

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Compensation

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Governance, Environmental, and Public Policy (2014-2018)

Please refer to the Director Skills and Experience Matrix on page 14 for more information.

8| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
WHO WE ARE (cont.)

Experience Human Capital Mgt./Comp. Finance/Capital Allocation Regulatory/Policy Matters Environmental Matters Corp. Governance/ Risk Mgt. Investment Mgt./ Stewardship	Ann G. Fox	AGE: 47 | DIRECTOR SINCE: 2019

Ann G. Fox joined the board of directors in June 2019. She is president, chief executive officer, and a board member of Nine Energy Service, Inc. (Nine), a Houston-based oilfield services company. Fox joined Nine in 2013 and previously served as chief financial officer and vice president of strategic development. Prior to joining Nine, she worked for SCF Partners, a private-equity firm supporting the oilfield services and equipment industries. Fox also has experience as an investment banking analyst and as a Marine, where she served several tours of duty in Iraq on a team that reported directly to Gen. David Petraeus. She received a bachelor’s degree in diplomacy and security in world affairs from Georgetown University and a master’s in business administration from Harvard University. Fox currently serves on the board of the American Petroleum Institute, the board of advisors of Rice University’s Baker Institute, and the board of trustees of Groton School.
Qualifications
Ms. Fox brings to the Board her significant and unique career experiences, knowledge of the energy industry and capital markets, and perspective as a leader. Her recognition of upstream business and operational developments contributes to the Board’s overall performance.
Principal occupation or employment:
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President and Chief Executive Officer, Nine Energy Service, Inc.

Certain other directorships:
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Nine Energy Service, Inc.

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American Petroleum Institute

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Baker Institute (board of advisors)

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Groton School

Devon Board Committees
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Compensation

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Governance, Environmental, and Public Policy

Please refer to the Director Skills and Experience Matrix on page 14 for more information.

Experience
Human Capital
Mgt./Comp.

Engineering
Education/
Experience

Finance/Capital
Allocation

Regulatory/Policy
Matters

Technology or
Cybersecurity

Environmental
Matters

Corp. Governance/
Risk Mgt.

Marketing/
Energy-Related
Infrastructure

Gennifer F. Kelly	AGE: 51 | DIRECTOR SINCE: 2023

Gennifer F. Kelly joined the board of directors in January 2023. She is currently on the board of Delek Logistics, where she serves as chair of the technology committee and as a member of the conflicts and environmental, health and safety committees. Kelly has 25 years of oil and gas industry experience in both upstream and midstream sectors. She previously held the role of chief operating officer and SVP of Western Midstream Partners and vice president of marketing for Anadarko Petroleum Corporation. Prior to her role at Western Midstream, Kelly led operations transformation efforts, as well as strategic planning, portfolio management, and asset management teams for Anadarko. She holds a master’s degree in business administration and a bachelor’s degree in petroleum engineering from Louisiana State University.
Qualifications
Ms. Kelly brings to the Board her extensive knowledge of the energy industry, including strategic and regulatory matters. She is an experienced executive who has led significant corporate transformational efforts. She has a broad understanding of key matters considered by boards of directors of energy companies.
Principal occupation or employment:
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Former Chief Operating Officer and SVP of Western Midstream Partners

Certain other directorships:
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Delek Logistics Partners, LP. Serves on the conflicts, EHS, and technology committees

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Lone Star College Foundation. Serves on the audit committee

Devon Board Committees
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Audit

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Reserves

Please refer to the Director Skills and Experience Matrix on page 14 for more information.

9| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
WHO WE ARE (cont.)

Experience Human Capital Mgt./Comp. Finance/Capital Allocation Regulatory/Policy Matters Corp. Governance/ Risk Mgt. Investment Mgt./ Stewardship	Kelt Kindick	AGE: 69 | DIRECTOR SINCE: 2021

Kelt Kindick joined the board of directors in January 2021 following Devon’s merger with WPX Energy, Inc. (WPX). Kindick became a member of WPX’s board of directors in 2013. In December 2012, Kindick retired from Bain & Company Inc., a management consulting firm, serving most recently as chief financial officer and partner. He joined Bain & Company in 1980, was elected partner in 1986, served as managing director of the firm’s Boston office from 1991 to 1996, and as chairman of the firm’s executive committee from 1998 to 1999. Kindick also served as chief financial officer of the Commonwealth of Massachusetts from 2003 to 2004. He received a bachelor’s degree from Franklin & Marshall College and a master’s in business administration from Harvard University.
Qualifications
Mr. Kindick brings to the Board his experience in strategic roles across a broad range of industries and in the public sector. His insights on governance, finance, and other key strategic matters enhance Board discussions.
Principal occupation or employment:
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Advisory Partner at Bain & Company (formerly Chief Financial Officer and Partner)

Certain other directorships:
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Previously served on WPX’s board of directors, including as lead director and chairman of its nominating, governance, environmental and public policy committee

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Previously served on The Advisory Board Company’s board until its acquisition in 2017

Devon Board Committees
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Chair, Governance, Environmental, and Public Policy

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Compensation

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Audit (2021-2023)

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Dividend (2021-2023)

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Lead Director (2021-2023)

Please refer to the Director Skills and Experience Matrix on page 14 for more information.

Experience
Human Capital
Mgt./Comp.

Engineering
Education/
Experience

Finance/Capital
Allocation

Regulatory/Policy
Matters

Technology or
Cybersecurity

Corp. Governance/
Risk Mgt.

Investment Mgt./
Stewardship

Marketing/
Energy-Related
Infrastructure

John Krenicki Jr.	AGE: 61 | DIRECTOR SINCE: 2018

John Krenicki Jr. joined the board of directors in June 2018. He is vice chairman at the private-equity investment firm Clayton, Dubilier & Rice LLC (CD&R). He is chairman of three privately held entities controlled or jointly controlled by CD&R, which includes Cornerstone Building Brands Inc. Previously, Krenicki built a 29-year career at General Electric Co., where he served as vice chairman as well as president and CEO of GE Energy, among other executive positions. He has a master’s degree in management from Purdue University and a bachelor’s degree in mechanical engineering from the University of Connecticut. He also is a member of the National Petroleum Council.
Qualifications
Mr. Krenicki brings to the Board his extensive knowledge of the overall value chain in the energy industry and his experience as an executive, leader, and owner of a range of enterprises. His recognition of market dynamics and entrepreneurial change deepens the capabilities of the Board.
Principal occupation or employment:
■
Vice Chairman at Clayton, Dubilier & Rice, LLC (CD&R)

Certain other directorships:
■
Non-executive chairman of Brand Industrial Holdings, Inc. and Artera Services, which are privately held entities controlled by CD&R

■
Non-executive chairman of Cornerstone Building Brands, Inc., which was taken private by CD&R in 2022

Devon Board Committees
■
Audit

■
Reserves

■
Compensation (2018-2021)

■
Governance, Environmental, and Public Policy (2018-2021)

Please refer to the Director Skills and Experience Matrix on page 14 for more information.

10| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
WHO WE ARE (cont.)

Experience
Human Capital
Mgt./Comp.

Engineering
Education/
Experience

Finance/Capital
Allocation

Regulatory/Policy
Matters

Environmental
Matters

Corp. Governance/
Risk Mgt.

Investment Mgt./
Stewardship

Marketing/
Energy-Related
Infrastructure

Karl F. Kurz	AGE: 62 | DIRECTOR SINCE: 2021

Karl F. Kurz joined the board of directors in January 2021 following Devon’s merger with WPX. Kurz became a member of WPX’s board of directors in 2014. He currently serves as non-executive chairman of American Water Works Company, Inc. Kurz is on the board of Texas Pacific Land Corporation, where he serves on the compensation committee. He also serves on the board and compensation committee of Royal Helium Ltd., a company listed on the TSX Venture Exchange. Previously, from 2009 until his retirement in 2012, Kurz served as managing director, co-head of the energy group and as a member of the investment committee at CCMP Capital Advisors LLC, a leading global private equity firm focused on energy investments. Prior to joining CCMP, he spent nine years with Anadarko Petroleum Corporation, most recently serving as chief operating officer responsible for overseeing the company’s global exploration and production, marketing, midstream, land, technology and service businesses. Kurz holds a bachelor’s of science, magna cum laude, in petroleum engineering from Texas A&M University, and he is a graduate of Harvard University’s Advanced Management Program.
Qualifications
Mr. Kurz brings to the Board his significant experience in the energy industry and expertise in petroleum engineering. He has served in leadership positions and provides candid perspectives on the Company and the industry.
Principal occupation or employment:
■
Former Managing Director of CCMP Capital Advisors LLC and Chief Operating Officer of Anadarko Petroleum Corporation

Certain other directorships:
■
American Water Works Company, Inc. Serves as non-executive chairman

■
Texas Pacific Land Corporation. Serves on the compensation committee

■
Royal Helium Ltd. Serves on the compensation committee

■
Previously served on WPX’s board of directors and its audit committee

■
Previously served on the board of SemGroup Corporation until its acquisition in 2019

Devon Board Committees
■
Compensation

■
Governance, Environmental, and Public Policy

■
Reserves

Please refer to the Director Skills and Experience Matrix on page 14 for more information.

Experience
Human Capital
Mgt./Comp.

Engineering
Education/
Experience

Finance/Capital
Allocation

Regulatory/Policy
Matters

Corp. Governance/
Risk Mgt.

Marketing/
Energy-Related
Infrastructure

Michael N. Mears	AGE: 61 | DIRECTOR SINCE: 2023

Michael N. Mears joined the board of directors in January 2023. He is currently on the board of Sempra, where he serves as chair of the corporate governance committee and as a member of the executive and safety, sustainability and technology committees. Mears was the chairman, president, and CEO of Magellan Midstream Partners from 2011 until his retirement in April 2022. He joined Magellan Midstream Partners in 2002 when the company was formed and was the company’s chief operating officer from 2008 to 2011. Prior to Magellan, Mears worked in a range of management positions for its predecessor company, Williams Pipeline Co. He holds a bachelor’s degree in chemical and petroleum refining engineering from the Colorado School of Mines.
Qualifications
Mr. Mears has significant leadership experience in the energy industry. As a former chief executive officer of a large corporation, he is able to provide perspectives on a broad range of issues that are important for a corporation with Devon’s scale and operations. His background in marketing and energy-related infrastructure adds valuable perspectives to the Board.
Principal occupation or employment:
■
Former Chairman, President, and CEO of Magellan Midstream Partners

Certain other directorships:
■
Sempra Energy. Serves on the corporate governance (chair), executive, and safety, sustainability and technology committees

■
Previously served on Magellan Midstream Partners’ board until his retirement in 2022

Devon Board Committees
■
Audit

■
Governance, Environmental, and Public Policy

Please refer to the Director Skills and Experience Matrix on page 14 for more information.

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Our Board
WHO WE ARE (cont.)

Experience Human Capital Mgt./Comp. Finance/Capital Allocation Regulatory/Policy Matters Environmental Matters Corp. Governance/ Risk Mgt. Marketing/ Energy-Related Infrastructure	Robert A. Mosbacher, Jr.	AGE: 72 | DIRECTOR SINCE: 2009

Robert A. Mosbacher, Jr. was appointed to the board of directors in April 2009. Mosbacher previously served as a member of the board from 1999 until 2005, at which time he resigned to accept an appointment by the Bush administration to serve as president and chief executive officer of the Overseas Private Investment Corp., an independent agency of the U.S. government that supports private capital investment in emerging markets around the world. He is chairman of Mosbacher Energy Co., an independent oil and gas exploration and production company. He is chair of the Development Advisory Council for the U.S. International Development Finance Corporation, which supports investment in the developing world. Mosbacher also currently serves on the board of the National Archives Foundation. He has a bachelor’s degree in political science from Georgetown University and a law degree from Southern Methodist University.
Qualifications
Mr. Mosbacher brings to the Board his leadership experience in the energy industry, as well as in state and federal government. His strategic mindset and broad understanding of the Company provides important perspectives for the Board.
Principal occupation or employment:
■
Chairman of Mosbacher Energy Company

Certain other directorships:
■
Center for Global Development

■
Previously served as a director of Calpine Corporation from 2009 until the company was acquired in 2018

■
Previously served as a member of Devon’s Board from 1999 until 2005

Devon Board Committees
■
Chair, Compensation

■
Governance, Environmental, and Public Policy

■
Reserves (2019-2021)

■
Lead Director (2015-2019)

Please refer to the Director Skills and Experience Matrix on page 14 for more information.

Experience
Human Capital
Mgt./Comp.

Engineering
Education/
Experience

Finance/Capital
Allocation

Regulatory/Policy
Matters

Environmental
Matters

Corp. Governance/
Risk Mgt.

Marketing/
Energy-Related
Infrastructure

Richard E. Muncrief	AGE: 65 | DIRECTOR SINCE: 2021

Richard E. Muncrief was appointed to the board of directors and elected president and chief executive officer of the company in January 2021 following Devon’s merger with WPX. Muncrief previously served as chief executive officer and chairman of the board of WPX. He became a member of WPX’s board of directors in 2014. Prior to joining WPX, he served as senior vice president, operations and resource development of Continental Resources, Inc. Muncrief was earlier employed from August 2008 through May 2009 by Resource Production Company, where he served as corporate business manager. From September 2007 to August 2008 he served as president, chief operating officer, and as a director of Quest Midstream Partners, LP. From 1980 to 2007, he served in various managerial capacities with ConocoPhillips and its predecessor companies, Burlington Resources, Meridian Oil, and El Paso Exploration. Muncrief holds a bachelor’s of science in petroleum engineering technology from Oklahoma State University, where he has also been recognized as a distinguished alumnus and is a member of the College of Engineering, Architecture & Technology Hall of Fame. He is currently on the board of directors of Williams Companies and serves on the compensation and management development committee and the environmental, health and safety committee. Muncrief also serves on the board of directors and the executive committee of the American Petroleum Institute. He is a past chairman and currently serves on the board of directors and the executive committee of the American Exploration & Production Council.
Qualifications
Mr. Muncrief is a proven leader in the energy industry. His understanding of WPX’s and the post-merger combined Company’s operations and assets provides valuable Board-level perspective.
Principal occupation or employment:
■
President and Chief Executive Officer, Devon Energy Corporation

Certain other directorships:
■
Williams Companies, Inc. Serves on compensation and management development committee and environmental, health, and safety committee

■
American Petroleum Institute (board of directors and the executive committee)

■
American Exploration & Production Council (board of directors and the executive committee)

■
Previously served as chairman of WPX’s board of directors

Devon Board Committees
■
Dividend

Please refer to the Director Skills and Experience Matrix on page 14 for more information.

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Our Board
WHO WE ARE (cont.)

Experience Human Capital Mgt./Comp. Finance/Capital Allocation Corp. Governance/ Risk Mgt. Investment Mgt./ Stewardship Marketing/ Energy-Related Infrastructure	Valerie M. Williams	AGE: 67 | DIRECTOR SINCE: 2021

Valerie M. Williams joined the board of directors in January 2021 following Devon’s merger with WPX. Williams became a member of WPX’s board of directors in 2018. Williams is a member of the board of directors of Omnicom Group, Inc., a global advertising and public relations firm, where she serves on the audit and finance committees. She is also a member of the board of directors of DTE Energy, an electric and natural gas utility, where she serves as chair of the audit committee and as a member of the corporate governance committee. Williams is also a member of the independent board of trustees of certain Franklin Templeton funds. Williams began her career with Ernst & Young LLP in 1981 and has over 35 years of audit and public accounting experience serving numerous global companies. Prior to her retirement in 2016, Williams most recently served as the firm’s southwest region assurance managing partner, a position she assumed in 2006. She held several senior leadership positions at Ernst & Young and also served on several strategic committees, including the firm’s partner advisory council, inclusiveness council, audit innovation task force, and the diversity task force. She received a bachelor’s degree from the University of North Texas and a master’s in business administration from the University of Houston.
Qualifications
Ms. Williams brings to the Board her extensive experience as a certified public accountant, including 35 years at a premier accounting firm serving clients in the energy and technology sectors. She has strong leadership skills and experience with accounting and financial reporting matters at complex organizations. She has been designated an “audit committee financial expert” by Devon’s Board.
Principal occupation or employment:
■
Former Southwest Region Assurance Managing Partner at Ernst & Young LLP

Certain other directorships:
■
Omnicom Group, Inc. Serves on the audit and finance committees

■
DTE Energy. Serves on the audit committee (chair) and corporate governance committee

■
Franklin Templeton Funds (independent board of trustees)

■
Previously served on WPX’s board of directors and its audit committee

Devon Board Committees
■
Chair, Audit

■
Reserves

Please refer to the Director Skills and Experience Matrix on page 14 for more information.

13| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
WHO WE ARE (cont.)

Director Skills and Experience
The Board is committed to maintaining a diverse and inclusive membership with varying experience, characteristics, and expertise that align with our business strategy. Our Director nominees, individually and as a group, have skills and experiences that are highly relevant for an upstream energy company like Devon.
FUNDAMENTAL SKILLS AND EXPERIENCES OF OUR BOARD NOMINEES INCLUDE STRENGTHS IN THE AREAS OF:

■
Service in senior leadership at a substantial business enterprise;

■
Experience with operations, development, or other principal functions of an energy company;

■
Effective communication skills, especially concerning strategy and analytical decision-making;

■
Acumen in the area of financial statements, cash flows, and other financial and accounting matters; and

■
Prior service on the board of a public company.

The matrix below provides a summary of the background and certain other key skills and experiences of our Director nominees.

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Our Board
WHO WE ARE (cont.)

Tenure*

The tenure of our Director nominees reflects a balance of experience and fresh perspectives.

* Tenure calculated as of the date of this Proxy Statement.

9%
36%
Average Tenure of Director of Nominees:
5.5 YEARS
55%
0-5 years
6-10 years
10+ years

Diversity

Our Director nominees voluntarily self-disclose their race, ethnicity, and gender. The aggregate of these disclosures is reflected in the diversity representation shown below.

36%
GENDER DIVERSE
&
9%
ETHNICALLY/
RACIALLY DIVERSE

Independence*

Ten of Devon's 11 Director nominees qualify as independent under NYSE standards and SEC regulations.

* Independence reflected as of the date of this Proxy Statement.

devon

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Our Board
WHO WE ARE (cont.)

Board Appointment and Selection Process
Review the Mix of Skills, Experience, and Characteristics of the Board
As part of its ordinary course discussions, Devon’s Board conducts self-evaluations and considers the composition of the Board in relation to the strategic plan of the Company and other areas that are critical for the performance of the Board’s responsibilities. Devon’s Governance, Environmental, and Public Policy (GEPP) Committee provides support for any search for new Board members by, among other things, identifying certain skills, experience, and characteristics that may be valuable for the Board in light of potential departures from the Board through retirement or otherwise.
Identify Board Candidates and Establish Resources to Assist in Search Process
With Board searches, the GEPP Committee utilizes the expertise of a third-party search firm and considers potential candidates identified by other sources (e.g., other organizations that develop board talent; referrals from stockholders, Directors, and management). Devon’s Corporate Governance Guidelines describe key aspects of Devon’s Board recruitment. Baseline qualifications for a Board member include integrity and accountability, ability to exercise informed judgement, peer respect, and high performance standards. The GEPP Committee has a “Rooney Rule” policy under which it seeks to include, and requires any search firm that it engages to endeavor to include, women and minority candidates in the pool from which the GEPP Committee selects potential Director candidates.
Undertake In-Depth Review of Potential Board Candidates
The GEPP Committee conducts a fulsome review of many potential Board candidates. From this initial screening, a preliminary group of potential candidates is identified, which leads to additional diligence on the candidates. The background of the candidates is reviewed for potential conflicts of interest. The Chair of the GEPP Committee and other Directors often meet with the candidates. The Chair of the GEPP Committee keeps the Board apprised of the status of the process.
Focus Search and Perform Final Review
Candidates interview with the Board. The interviews often occur in an in-person, small-group setting. The Board meets in executive session — with and without management Directors present — to discuss the candidates, arrive at a consensus on potential appointments, and consider potential Committee assignments for the candidates. A more rigorous diligence process is performed, including background checks, reference checks, and independence and related party transaction evaluation.
Finalize Decision and Make Appointments
The GEPP Committee reviews the results of final diligence on candidates, recommends appointments to the Board, and arrives at preliminary independence determinations and proposed Board Committee assignments for the candidates. The Board meets to review the GEPP Committee’s recommendation, approves the appointments, and takes other actions associated with appointments.
Director Orientation and Continuing Education
New Director Orientation
Directors participate in orientation sessions as they join Devon’s Board. The sessions customarily involve providing written background materials on the Company that address business strategy, operations, performance, and corporate governance, as well as key functions at the Company such as finance, business development, human resources, EHS/ESG, marketing, supply chain, and legal and regulatory. Members of our executive leadership team meet with new Directors in a setting that provides an opportunity for open discussion. Other Directors often attend these sessions. The orientation sessions are tailored to the background and experience of the new Director.
Director Continuing Education and Related Resources
Board and Board Committee meetings serve as a critical avenue for our Directors to further their knowledge of topics impacting their core responsibilities as Directors. On-going dialogue between the Board and our executives guides the content of updates that the Board receives on a range of topics. Executives and subject matter experts (both within and outside the Company) regularly present to the Board and often engage with the Board between meetings on emerging

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Our Board
WHO WE ARE (cont.)

matters for the Company and the industry in general. Materials provided in advance of Board and Board Committee meetings also customarily include resources addressing emerging topics.
Directors are encouraged to explore additional resources to stay informed of developments relating to their responsibilities. The Company provides access to respected organizations and programs for maintaining board knowledge and skills and periodically sends Directors a compendium of third-party resources that includes overviews of board and board committee best practices, emerging issues, and educational programs. The Board also from time-to-time identifies areas for continuing education, which has resulted in the Company covering the expenses associated with Director participation in continuing education programs.

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Our Board
HOW WE ARE PAID

Director Compensation
Director compensation is reviewed and determined annually by the Board acting upon the recommendation of the Compensation Committee. The Committee periodically obtains data on the director compensation of Devon’s principal competitors and other comparable companies. The Committee also engages an independent consultant (Meridian Compensation Partners, LLC) to supplement such data and provide additional information on director compensation and other compensation-related practices. Meridian is also retained by the Committee to advise on executive compensation. Aside from the foregoing, Meridian performs no other work for Devon.
The standard arrangement for compensating our non-management Directors consists of cash and equity awards. Devon employees receive no additional compensation for serving as Directors. Non-management Directors are also eligible to participate in the Company’s charitable gift program subject to the same terms as employees. This program, which was established in 2022, matches contributions (up to $10,000 per year) made to charitable organizations by Directors and employees.
Two changes in the amount of Director compensation went into effect in 2023. In connection with Ms. Baumann’s appointment as Devon’s Board Chair effective January 7, 2023, the Board approved additional compensation for Devon’s Board Chair (non-executive) in the amount of $175,000, with such amount divided equally (50%/50%) in the form of a cash retainer and equity award. In addition, effective June 7, 2023, the Board approved an increase of $5,000 in the additional annual retainers paid to the chairs of the Compensation and GEPP Committees. With each change, the amounts were recommended by the Compensation Committee following a review of peer and general market data and consideration of the respective responsibilities and time commitments associated with the roles.
Annual Retainers
The annual cash retainers in effect as of December 31, 2023, are set forth in the table below.
Type of Fee	Amount
Annual Board Retainer	$100,000
Additional Annual Non-Executive Board Chair Retainer	$87,500
Additional Annual Lead Director Retainer	$25,000
Additional Annual Retainer to the Chair of Audit Committee	$25,000
Additional Annual Retainer to the Chairs of Compensation and GEPP Committees	$20,000
Additional Annual Retainer to the Chair of Reserves Committee	$15,000
Additional Annual Retainer to Audit Committee Members	$2,000
Each non-management Director is reimbursed for reasonable expenses incurred while serving as a Director, which includes expenses associated with attending Board meetings and other functions arising from their responsibilities as a Director.
Equity Awards to Directors
The Board compensates Directors in part through equity awards (LTI Awards) in order to align the Directors’ and stockholders’ interests in the long-term performance of the Company. Following each Annual Meeting, non-management Directors are granted equity awards having a value of $230,000. In addition, Ms. Baumann, as the non-executive Board Chair, receives an additional equity award having a value of $87,500. Devon’s standard practice is for the shares underlying LTI Awards to fully vest on the first anniversary of the date of grant subject to the conditions set forth in our 2022 Long-Term Incentive Plan (2022 LTIP) and applicable grant agreements. Beginning with LTI Awards made following the 2023 Annual Meeting, non-management Directors have the option to receive LTI Awards as restricted stock units with a deferred payment date rather than the standard restricted stock awards that would otherwise be paid after one year. Cash dividends accrue on unvested shares. With restricted stock awards, dividends are paid upon vesting. Restricted stock units provide optionality with respect to the form and timing of payment of dividends.

18| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
HOW WE ARE PAID (cont.)

Total Compensation for Non-Management Directors for 20231
The following table reflects the fees earned or paid to our Directors for Board service in 2023 and the stock awards granted to our Directors in 2023.
Name	Fees Earned or Paid in Cash ($)	Stock Awards2 ($)	Gift Matching Contribution ($)	Total ($)
Barbara M. Baumann	186,324	353,717	10,000	550,041
John E. Bethancourt	115,000	230,030	10,000	355,030
Ann G. Fox	100,000	230,030	10,000	340,030
Gennifer F. Kelly	101,434	327,746	4,250	433,430
Kelt Kindick3	118,030	230,030	10,000	358,060
John Krenicki Jr.	102,000	230,030	10,000	342,030
Karl Kurz	100,000	230,030	10,000	340,030
Michael N. Mears	101,434	327,746	5,000	434,180
Robert A. Mosbacher, Jr.	117,830	230,030	10,000	357,860
Duane C. Radtke4	43,682	—	—	43,682
Valerie M. Williams	125,000	230,030	—	355,030

1
Until his retirement from the Board on January 7, 2023, David Hager served (i) as Executive Chair of the Board and (ii) as an executive officer of the Company. Because he was an employee of the Company, he received no additional compensation for his services as a Director.

2
The dollar amounts reported in this column represent the grant date fair values of each stock award made to a non-management Director in 2023, computed in accordance with FASB ASC Topic 718. For all non-management Directors, amounts include $230,030, which is the grant date fair value of an award made on June 7, 2023. Additionally, (i) for Ms. Baumann, amounts also include $36,200, which is the grant date fair value of an award made on January 7, 2023, in connection with her appointment as Board Chair, and (ii) for Ms. Kelly and Mr. Mears, respectively, amounts include $97,716, which is the grant date fair value of awards made on January 5, 2023, in connection with their appointment to the Board. The assumptions used to value stock awards are discussed in Note 4 — Share-Based Compensation of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. As of December 31, 2023, (i) Ms. Baumann held unvested stock awards for 7,197 shares of Devon common stock, which includes 271 unvested restricted stock units arising from the reinvestment of cash dividends in additional restricted stock units pursuant to the equity deferral option described in the “Equity Awards to Directors” section above, (ii) Ms. Kelly and Mr. Mears held unvested stock awards for 6,220 shares of Devon common stock, and (iii) each of the other non-management Directors held an unvested stock award for 4,596 shares of Devon common stock, respectively. As noted in “Equity Awards to Directors” above, dividends on the awards are not paid until shares vest.

3
Mr. Kindick served as Devon’s Lead Director until January 7, 2023 when Ms. Baumann, an independent Director, was appointed Board Chair as Mr. Hager, Devon’s Executive Chair, retired from the Board. With an independent Director serving as Board Chair, the position of Lead Director was vacated.

4 Mr. Radtke retired from the Board at Devon’s 2023 Annual Meeting of Stockholders.
Compensation Committee Interlocks and Insider Participation
Throughout 2023, the Compensation Committee was solely comprised of independent Directors with no interlocking relationships as defined by applicable SEC rules.

19| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
HOW WE ARE SELECTED, COMPRISED, AND EVALUATED

Governance, Environmental, and Public Policy Committee Report
The GEPP Committee is currently comprised of five independent Directors and operates under a written charter approved by the Board. The GEPP Committee Charter and the other documents referenced in this report may be viewed at www.devonenergy.com. Below is a summary of key features of our corporate governance framework, including our approach to Board nominations.
Corporate Governance
The GEPP Committee plays a leadership role in shaping the Company’s corporate governance. It reviews the Company’s corporate governance practices along with best practices followed by other companies to maintain a corporate governance framework for the Company that is effective and functional and that addresses the interests of the Company’s stakeholders.

Highlights of Our Corporate Governance Framework	Principal Documents for Our Corporate Governance Standards

■
Annual election of Directors

■
Majority voting in uncontested elections

■
Independent Lead Director in the event the Chair of the Board is not independent

■
Executive sessions of independent Directors

■
Stockholder right to call a special meeting

■
Proxy access right

■
Board participation in succession planning

■
Corporate Governance Guidelines

■
Charters for each of the Board’s Committees

■
Code of Business Conduct and Ethics for all Directors, officers, and employees

■
Code of Ethics for the Chief Executive Officer, Chief Financial Officer, and designated Principal Accounting Officer

Board of Director Nominations
The GEPP Committee is responsible for nominating qualified candidates to serve on the Board and reviewing their qualifications with the Board, taking into account the composition and skills of the entire Board and specifically ensuring a sufficient number of the members of the Board are financially literate.
In alignment with the Board’s philosophy, the GEPP Committee assures that a diverse group of qualified candidates is in the pool from which the nominees for the Board are chosen. The GEPP Committee may, at its discretion, seek third-party resources to assist in the process and make final director candidate recommendations to the Board. The Board considered the experience, qualifications, attributes, and skills of each of the nominees for Director at the 2024 Annual Meeting. Our Corporate Governance Guidelines outline certain foundational qualifications for our nominees, as well as certain expectations of our Directors upon their election to the Board.

20| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
GOVERNANCE, ENVIRONMENTAL, AND PUBLIC POLICY COMMITTEE REPORT

Qualifications of Our Directors	Expectations of Our Directors
■ Integrity and accountability ■ Informed judgment ■ Peer respect ■ High performance standards
■
Mandatory retirement at the Annual Meeting immediately following the 74th birthday of a Director

■
Ownership of Devon common stock equal to five times the Director’s annual retainer to be reached by the end of a five-year period after election along with a holding requirement for those who have yet to meet the ownership requirement

■
Recommendation that a Director not serve on more than three public company boards in addition to serving on the Company’s Board

■
Approval of the GEPP Committee to serve as a director, officer, or employee of a competitor of the Company

■
Requirement that a Director advise the Chair of the Board and the Chair of the GEPP Committee in advance of accepting any invitation to serve on other public company boards or any assignment to the audit or compensation committees of the board of any public company of which such Director is a member

■
Requirement that a Director promptly advise the Chair of the Board and the Chair of the GEPP Committee upon accepting service on private or non-profit boards

The GEPP Committee considers nominees recommended by stockholders and gives appropriate consideration in the same manner as given to other nominees. Stockholders who wish to submit recommendations for director nominees for election at our 2025 Annual Meeting of Stockholders may do so by submitting such nominee’s name in writing, in compliance with the procedures required by our Bylaws, to the Governance, Environmental, and Public Policy Committee of the Board of Directors, Attention: Chair of the GEPP Committee, c/o Office of the Corporate Secretary, Devon Energy Corporation, 333 W. Sheridan Avenue, Oklahoma City, Oklahoma 73102. Such a recommendation must be received between February 5, 2025 and March 7, 2025, in order to be considered a timely notice. The stockholder’s notice must contain, among other things:
■
all information that is required to be disclosed with respect to such person being nominated pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a Director, if elected;

■
the name and address of the stockholder giving the notice and the beneficial owner;

■
the class and number of shares of our stock that are owned beneficially and of record by the stockholder giving the notice and the beneficial owner;

■
whether and the extent to which any hedging or other similar transaction has been entered into by or on behalf of the stockholder or beneficial owner;

■
a description of all arrangements or understandings between the stockholder giving the notice and any other person or persons (including their names) in connection with the nomination;

■
a representation that the stockholder intends to appear in person or by proxy at the 2025 Annual Meeting to bring such business before the meeting; and

■
an undertaking by the stockholder giving the notice to update the information required to be included in the notice.

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Our Board
GOVERNANCE, ENVIRONMENTAL, AND PUBLIC POLICY COMMITTEE REPORT (cont.)

With the Company’s fundamental corporate governance practices firmly in place and regularly evaluated, the GEPP Committee is prepared to respond quickly to new regulatory requirements and emerging best practices. The GEPP Committee intends to continue to require an annual evaluation of the effectiveness of the Board and its Committees to enable the Company to maintain corporate governance best practices.
Pictured above (from left to right): Michael Mears, Robert Mosbacher, Jr., Kelt Kindick, Karl Kurz, Ann Fox.	Respectfully submitted, The Governance, Environmental, and Public Policy Committee Kelt Kindick, Chair Ann G. Fox Karl F. Kurz Michael N. Mears Robert A. Mosbacher, Jr.

22| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
HOW WE ARE GOVERNED AND GOVERN

Committees
During 2023, the Board had four standing Committees: Audit, Compensation, GEPP, and Reserves. The Charters for our Committees are available on the Company’s website, www.devonenergy.com. Below we reflect each Committee’s current membership, core duties and responsibilities, and recent activities.

	Baumann1	Bethancourt	Fox	Kelly	Kindick	Krenicki	Kurz	Mears	Mosbacher	Muncrief1	Williams2
Audit
Compensation
GEPP
Reserves
Committee Chair

1
Dividend Committee member. The Board maintains a dividend committee to assist with the declaration and payment of dividends on Devon’s common stock in accordance with the dividend policy of the Company.

2 Audit committee financial expert.
Audit Committee
■
Monitors the integrity of the Company’s financial statements and reporting system;

■
Oversees the Company’s compliance with legal and regulatory requirements;

■
Appoints the Company’s independent auditors and monitors their performance, qualifications, and independence;

■
Oversees the Company’s internal audit function and reviews significant internal audit findings and management’s actions to address those findings;

■
Reviews the Company’s financial and cybersecurity risk exposures and the steps management has taken to monitor and control such exposure; and

■
Monitors the business practices and ethical standards of the Company.

RECENT ACTIVITIES AND KEY FOCUS AREAS

■
Reviewed and discussed the audit results prior to the filing of Devon’s 10-K for fiscal year-end 2023 and met with the independent auditors concerning the results;

■
Reviewed and discussed the earnings materials and periodic reports for each quarter of the year;

■
Received reports and interacted with management about legal, regulatory, and tax matters, cybersecurity, environmental, social, and governance (ESG) matters, and other topical issues such as the SEC’s rules on climate disclosures and cybersecurity risk management, strategy, governance, and incident disclosures; and

■
Met in executive session on a regular basis with the independent auditors and Devon personnel responsible for the Company’s internal audit function, financial reporting, and legal and regulatory compliance.

Number of Meetings held in 2023: 8

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Our Board
HOW WE ARE GOVERNED AND GOVERN (cont.)

Compensation Committee
■
Reviews and approves the Company’s compensation philosophy and strategy;

■
Directs management to administer the annual compensation process in accordance with the stated compensation strategy of the Company and any requirements of appropriate regulatory bodies;

■
Reviews and approves the Company’s employee benefit and incentive programs;

■
Annually reviews and determines total compensation for each management Director;

■
Reviews and approves total compensation for the Company’s executive officers;

■
Reviews with the President and CEO and advises the Board with regard to executive officer succession planning;

■
Evaluates and recommends compensation or revisions to compensation for members of the Board; and

■
Assesses and considers the independence of any advisor that provides advice to the Compensation Committee.

RECENT ACTIVITIES AND KEY FOCUS AREAS

■
Reviewed and approved the peer group used in executive pay considerations and evaluated the Company’s performance on pre-set metrics to determine the 2023 bonus pool;

■
Analyzed financial, ESG, and other metrics used in the incentive programs of energy companies;

■
Met separately and with the GEPP Committee in order to review and discuss with management Devon’s approach to DEI; and

■
Reviewed and approved the Company’s new clawback policy arising in connection with the SEC’s new rule relating to erroneously awarded compensation to current and former executive officers.

Number of Meetings held in 2023: 7

Governance, Environmental, and Public Policy (GEPP) Committee
■
Identifies and recommends qualified individuals to become Board members;

■
Evaluates and recommends nominees for election as directors at the annual stockholders’ meetings or for appointment between annual stockholders’ meetings;

■
Develops, recommends, and reviews corporate governance guidelines for the Company;

■
Reviews the Company’s policies and performance relating to the Company’s environmental, health, and safety efforts, and the Company’s approach to social responsibility;

■
Reviews the Company’s performance and stakeholder engagement on key ESG matters;

■
Advises the Board and management on significant public policy issues that are pertinent to the Company and its stakeholders; and

■
Oversees management in setting strategy, establishing goals, and integrating sustainability into strategic and tactical business activities across the Company to create long-term stockholder value.

24| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
HOW WE ARE GOVERNED AND GOVERN (cont.)

RECENT ACTIVITIES AND KEY FOCUS AREAS

■
Reviewed Devon’s performance on, and tactics for meeting, the Company’s environmental targets announced in June 2021;

■
Received updates on policy matters impacting (or potentially impacting) Devon, discussed Devon’s and its trade associations’ engagement on such matters, and reviewed Devon’s new public reporting concerning the alignment between Devon and its trade associations on climate-related policy;

■
Received Devon’s ESG reporting prior to publication, including Devon’s 2023 Sustainability Report and 2023 Political Activity and Lobbying Report, and engaged with management on the content of such reporting; and

■
With the Compensation Committee, reviewed and discussed with management Devon’s approach to DEI.

Number of Meetings held in 2023: 5

Reserves Committee
■
Oversees an annual review and evaluation of the Company’s consolidated oil, natural gas, and natural gas liquids reserves;

■
Oversees the integrity of the Company’s reserves evaluation and reporting system;

■
Assesses the reserves disclosure for the Company’s compliance with legal and regulatory requirements related to its oil, natural gas, and natural gas liquids reserves;

■
Reviews the qualifications and independence of the Company’s independent engineering consultants;

■
Monitors the performance of the Company’s independent engineering consultants; and

■
Monitors and evaluates the Company’s business practices and standards in relation to the preparation and disclosure of its oil, natural gas, and natural gas liquids reserves.

RECENT ACTIVITIES AND KEY FOCUS AREAS

■
For purposes of selecting the consultant for the year-end reserves evaluation for 2023, reviewed the capabilities, experience, and quality of Devon’s independent engineering consultant that was retained for the first time in 2022, which culminated in the continued retention of DeGolyer & MacNaughton as the Company’s independent engineering consultant for 2023;

■
Met to review and discuss the reserves evaluation results prior to the filing of Devon’s 10-K for fiscal year-end 2023;

■
Discussed Devon’s policies and approaches for booking and valuing reserves; and

■
Performed in-depth review of certain operating assets of the Company.

Number of Meetings held in 2023: 2

25| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
HOW WE ARE GOVERNED AND GOVERN (cont.)

Our Board met fourteen times in 2023. All Directors attended at least 85% of the total meetings of the Board and the respective Committees on which they served.
All Directors are expected to attend the Annual Meeting of Stockholders unless there are extenuating circumstances. All of our then-current Directors attended our 2023 Annual Meeting of Stockholders.
Copies of the following governance documents are available at www.devonenergy.com and in print to any stockholder upon request:
■ Certificate of Incorporation; ■ Bylaws; ■ Corporate Governance Guidelines; ■ Code of Business Conduct and Ethics; and ■ Code of Ethics for CEO, CFO, and PAO.
Amendments to and waivers from any provision of the Code of Ethics for the CEO, CFO, and PAO will be posted on our website.
Director Independence
Relevant Independence Standard
The Company’s Corporate Governance Guidelines provide that a majority of the Board members must qualify as “independent” Directors in accordance with the listing standards of the NYSE and the related disclosure requirements in SEC Regulation S-K, Item 407(a). Additionally, (i) all of the members of the Audit Committee, the Compensation Committee, the GEPP Committee, and the Reserves Committee and (ii) at least one of the members of the Dividend Committee must be Directors determined by the Board to be independent according to applicable standards relating to board committee membership, including as set forth in the listing and other relevant standards for the Committee, Corporate Governance Guidelines, and Committee Charters.
Board Diligence Process
In assessing independence, the Board reviews whether a Director has any material relationships with Devon or any of its subsidiaries. This review considers direct and indirect relationships of a Director and any member of the Director’s immediate family, including, as relevant, such Director’s or family member’s status as a partner, shareholder, or officer of an organization that has a relationship with Devon or any of its subsidiaries. The Board also takes into account other facts and circumstances that the Board deems relevant.
Independence Determinations
Based on its review and applicable standards, the Board has affirmatively determined that (i) each of the current Directors, with the exception of Richard E. Muncrief, is an independent Director and (ii) each member of the Audit Committee, Compensation Committee, GEPP Committee, and Reserves Committee, and at least one of the members of the Dividend Committee (Barbara M. Baumann), is independent. As a result of these determinations, 10 of the Board’s 11 current Directors and Director nominees are independent.
Relationships Considered
Pursuant to SEC regulations, for each director and nominee for director that is identified as independent, a company’s proxy statement must describe, by specific category or type, any transactions, relationships, or arrangements not disclosed as a related person transaction that were considered by a company’s board of directors under the applicable independence definitions in determining that the director is independent.
The Board considered the following relationships in making its determination that all Directors (including the Director nominees), other than Mr. Muncrief, are independent. In each case, the transactions identified are routine, ordinary course transactions in which the relevant Director had no personal involvement and derived no direct personal benefit.

26| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
HOW WE ARE GOVERNED AND GOVERN (cont.)

Director/Nominee	Organization	Relationship	Summary
Ann G. Fox	Nine Energy Service	President/ CEO Director	Nine provides services to Devon in the ordinary course of business. Devon represented under 1.0% of Nine’s revenues for 2023.1
Gennifer F. Kelly	Delek Logistics	Director	Delek provides services to Devon in the ordinary course of business. Devon represented under 1.0% of Delek’s revenues for 2023.
Karl F. Kurz	Texas Pacific Land (TPL)	Director
TPL owns royalty interests in Devon-operated wells and provides services to Devon in the ordinary course of business. Devon represented under 5.0% of TPL’s overall revenues for 2023, with services accounting for less than 1.0% of TPL’s revenues.

Michael N. Mears	Sempra Energy	Director	Sempra purchases energy products from Devon. Devon represented under 1.0% of Sempra’s cost of goods sold, and Sempra represented under 1.0% of Devon’s revenues for 2023.

1
One of the categorical tests under the NYSE listing standards asks whether the director is a current employee of a company that has made payments to, or received payments from, the listed company in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues. In 2021, 2022, and 2023, amounts paid by Devon to Nine were less than 1% of Nine’s consolidated gross revenues.

Related Person Transactions
The Board has approved a written policy (the “Policy”) to assist Devon in the collection and review of information regarding potential related person transactions and conflicts of interest. All Directors and executive officers are required to identify business and financial affiliations involving themselves or their immediate family members that could reasonably be expected to give rise to a reportable related person transaction. Based on this information, Devon staff review Devon’s records and make follow-up inquiries as necessary to identify potentially reportable related person transactions. A report summarizing such transactions is provided to the Board’s Audit Committee.
The Committee reviews reports and makes recommendations to the Board as to whether an identified transaction is required to be publicly disclosed as a related person transaction. If the transaction at issue involves a member of the Committee, or a family member of a Committee member, then that member of the Committee would not participate in discussions. In the event the Committee concludes that a related person has a material interest in any Company transaction, the Committee then reviews the transaction to determine whether to approve or ratify it. Any transaction that meets the monetary threshold under the SEC rules and is determined to have a direct or indirect material benefit to a related person would be disclosed in accordance with SEC rules. The Policy provides that certain categories of transactions are not deemed to involve a material interest. Those categories align with, and in many cases are more conservative than, the standards under applicable SEC rules.
In early 2024, the Company performed its diligence for purposes of identifying potential related party transactions and provided its report to the Committee. Based on the Committee’s review and discussion, the Committee has not identified any transactions that qualify as related person transactions and require disclosure.
Board Leadership Structure
Following the closing of the Devon-WPX merger in early 2021, the Board appointed David A. Hager as Executive Chair (at that time, Devon’s President and CEO) and named Richard E. Muncrief (at that time, WPX’s President, CEO, and Board Chair) as President and CEO of the Company. This structure promoted the objective of ensuring continuity in leadership of the go-forward Company. In accordance with Devon’s Corporate Governance Guidelines, the Board designated Kelt Kindick as the Board’s independent Lead Director upon Mr. Hager’s appointment as Executive Chair.

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Our Board
HOW WE ARE GOVERNED AND GOVERN (cont.)

In January 2023, Barbara Baumann became Board Chair upon Mr. Hager’s retirement. Ms. Baumann is an independent Director. Although the Board has no fixed policy with respect to combining or separating the positions of Chair of the Board and CEO, Ms. Baumann’s appointment as Board Chair continues a Devon governance practice of separating the Chair and CEO roles that preceded the merger and recognizes that the Company’s stockholders are best served by Ms. Baumann’s leadership of the Board at this time. Ms. Baumann is skilled at developing open, substantive communication among members of the Board and between the Board and management. She also has extensive board and energy industry experience and has served in key roles on Devon’s Board. Until her appointment as Board Chair, Ms. Baumann chaired Devon’s GEPP Committee and served as a member of the Audit Committee, where she was one of Devon’s “audit committee financial experts.”
As an independent Chair, Ms. Baumann fills certain duties performed by the Lead Director role that was vacated upon her appointment. She presides over executive sessions of the Board in which members of management are not present, as well as executive sessions in which only independent Directors are present. Ms. Baumann also works with Mr. Muncrief on Board agendas, items of discussion, and meeting materials and serves as a resource for fostering communication among the Board and management.
Board and Committee Evaluations
The Board maintains an annual review process that evaluates the effectiveness and performance of the Board, the Chair, the Lead Director (if applicable), and the Board Committees. The evaluations are reviewed and discussed by the GEPP Committee, which also annually considers how to maximize the effectiveness of the process. The full Board discusses the evaluations with and without management present.
In recent years, one-on-one interviews with each Director have been a component of the process. Those interviews, as well as Board Committee self-evaluations, have in part been facilitated by written questionnaires that prompt a robust discussion. The Board, however, has not solicited written responses from Directors in order to preserve the confidentiality and candor of those discussions. As part of the most recent process, the Board sought anonymous feedback from management on key corporate governance responsibilities such as management’s view of the Board’s decision-making and oversight.
Through the evaluation processes, feedback has been provided on a range of topics, including:
■
Board and management succession planning;

■
agendas and materials for Board meetings;

■
the composition and structure of the Board and Board Committees;

■
the cadence and substance of discussions of Devon’s strategy, including the consideration of low-carbon business ventures, carbon management, and infrastructure investments;

■
Devon’s ESG program and target-setting for performance in the area; and

■
the opportunity for outside speakers to present on certain topics at Board meetings.

Devon’s Board and Board leadership consistently emphasize open communication among members of the Board with a view toward building alignment on highly effective corporate governance of the Company.

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Our Board
HOW WE ARE GOVERNED AND GOVERN (cont.)

Board Involvement in Risk Oversight
The full Board has primary responsibility for risk oversight, which includes, among other things, determining whether the Company’s risk-management programs are appropriately designed and implemented in light of the Company’s material risks. To assist it in this role, the Board has delegated to four standing Board Committees certain matters relating to the risks inherent in the Committees’ respective areas of oversight, with each Committee regularly reporting to the full Board. Our management team is, in turn, responsible for executing the directives of the Board and those Committees with respect to the Company’s risk-management programs, including by overseeing and reporting on Devon’s day-to-day efforts to manage risk.
Devon employs a variety of governance and analytical measures to identify and evaluate the risks to our business. We use an enterprise-wide risk-management framework that includes an annual analysis of the top risks to the Company. This analysis asks the Board, management, and certain internal subject matter experts to consider the likelihood that certain risks could result in an impact to the Company and to identify, among other things, the Company’s level of preparedness for those risks. The Board and management then use the results from this analysis and other exercises to determine and prioritize the material risks to our business. In addition to this annual review process, the Board also assesses developments as they evolve and considers the risk they pose to the Company. Management and other subject matter experts meet on a regular basis to review the risks to the Company and consider and develop means of mitigating those risks. For a more detailed discussion of the material risks of the Company, please see our Annual Report on Form 10-K for the year ended December 31, 2023, and our other filings with the SEC.
Cybersecurity risk is an area of particular focus for our Board, and we include cybersecurity and related risks in our enterprise-wide risk-management framework. To help mitigate cybersecurity risk, Devon maintains a corporate information security policy and program (the “Program”) designed to identify, assess, and appropriately manage risk from cybersecurity threats, and we have made efforts to align the Program with the National Institute of Standards and Technology Cybersecurity Framework. The Audit Committee has oversight of Devon’s risks from cybersecurity threats and reviews the steps management has taken to monitor and address such risks. Our management team provides quarterly updates to the Audit Committee on activities and other developments impacting Devon’s cybersecurity. These updates cover a variety of topics, including, among other things, (i) regular reviews of certain cybersecurity metrics for the Company, (ii) status reviews of our cybersecurity initiatives and the results of benchmarking or other assessments of the Program, including assessments performed by third-party organizations, and (iii) briefings on current events or trends relating to cybersecurity. Our full Board also receives regular updates from our management team regarding the Program, as well as reports from the Audit Committee. For more information on the Program, please see our Annual Report on Form 10-K for the year ended December 31, 2023.
High-Level Oversight and Coordination of ESG Efforts
The Company recognizes that ESG matters are important for Devon and Devon’s stakeholders. The Board and management support the Company’s on-going efforts in this area. Devon’s Executive Committee, Board GEPP Committee, and the full Board receive regular updates on our ESG efforts and expect high performance in this area. Over the past year, oversight has included Devon’s activities in the following areas:
■
Devon’s strategy for and third-party assessment of Devon’s performance on ESG matters;

■
Devon’s progress on achieving the environmental and related targets established in June 2021;

■
the tactics and associated budgets for attaining the environmental targets and other ESG objectives;

■
an on-going assessment and discussion of Devon’s participation and level of engagement in ESG-related initiatives and policymaking, which included a review of takeaways from COP28 and legislative and regulatory efforts related to ESG and environmental matters;

■
Devon’s community support efforts, including charitable contributions and participation in charitable projects; and

■
management’s steps in furthering the Company’s carbon accounting systems and capabilities.

29| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
HOW TO COMMUNICATE WITH US

The Board believes it is important to cast a wide net for input to inform its decision making and considers input from stockholders to be critical. Accordingly, the Board maintains a number of ways to receive feedback from stockholders and other stakeholders:

■
Our Directors attend our Annual Meeting of Stockholders;

■
Our Directors participate in director education programs that include investors and investor commentary;

■
Our Directors listen to Devon’s quarterly conference calls with investors and receive reports with analyst commentary on the Company’s performance;

■
Our Board receives updates on the communication received from the Company’s reporting helplines; and

■
Our Board values direct stockholder engagement with the Company, which is detailed below.

Devon has a long-standing practice of engagement with our stockholders throughout the year with respect to corporate governance, executive compensation, and other topics. Over the past year, Devon has continued to emphasize engagement with our stockholders, especially with respect to ESG matters. The Company has participated in numerous one-on-one meetings with investors who have a wide range of perspectives. Our Board receives frequent updates on these engagements and has been keen to hear specific input. We value the dialogue and feedback received from this engagement and, as a result, have been responsive by making meaningful changes to our programs and practices.
Contact Information for Communicating with Board Members
Any stockholder or other interested party may contact any of our Non-Management Directors or Non-Management Directors as a group, by:
■
U.S. mail to Non-Management Directors, c/o Office of the Corporate Secretary, Devon Energy Corporation, 333 W. Sheridan Avenue, Oklahoma City, Oklahoma 73102;

■
calling our Non-Management Directors access line at (866) 888-6179; or

■
sending an email to nonmanagement.directors@dvn.com.

A Management Director may be contacted by:
■
U.S. mail to Management Directors, c/o Office of the Corporate Secretary, Devon Energy Corporation, 333 W. Sheridan Avenue, Oklahoma City, Oklahoma 73102;

■
contacting the Office of the Corporate Secretary at (405) 235-3611; or

■
sending an email to CorporateSecretary@dvn.com.

If requested, calls or correspondence remain anonymous and will be kept confidential to the extent possible. All such communications, other than advertisements or commercial solicitations, will be forwarded to the appropriate Director(s) for review.

30| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Devon Energy Corporation
AGENDA ITEM 2. RATIFICATION OF INDEPENDENT AUDITORS FOR 2024

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent auditing firm retained to audit the Company’s financial statements. To carry out this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the independent auditor’s qualifications, performance, and independence; considers whether the auditing firm should be rotated, including the advisability and potential impact of selecting a different independent registered public accounting firm and adopting a policy of regular rotation; and negotiates the audit fees associated with the Company’s retention of the independent auditing firm. The Audit Committee has selected KPMG LLP (KPMG) to serve as our independent auditing firm for 2024.
In accordance with SEC rules and KPMG policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to our Company. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years. The selection of the Company’s lead audit partner pursuant to this rotation policy involves a rigorous process, including interviews of potential audit partner candidates with the Audit Committee.
The Audit Committee and the Board believe that the continued retention of KPMG as our independent registered public accounting firm is in the best interest of the Company and our stockholders. In furtherance of its commitment to corporate governance practices, the Board is asking our stockholders to ratify the selection of KPMG as our independent registered public accounting firm for 2024. In the event that our stockholders fail to ratify the selection of KPMG, the Audit Committee will consider the selection of a different independent auditing firm for 2025.
Representatives of KPMG will be present at the Annual Meeting to answer appropriate questions. They also will have the opportunity to make a statement if they desire to do so.
Our Board of Directors recommends that stockholders vote “FOR” the ratification of KPMG LLP as our independent auditors for 2024.

31| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Our Controls and Compliance
AUDIT COMMITTEE

Audit Committee Report

The Audit Committee is currently comprised of four independent Directors. The Board and the Audit Committee believe that the Audit Committee’s current membership satisfies the rules of the NYSE and the SEC that govern audit committee composition, including the requirement that all audit committee members be independent, as that term is defined under the listing standards of the NYSE, and the requirement that at least one member of the Audit Committee is a financial expert. The Audit Committee operates under a written charter approved by the Board of Directors, which is available at www.devonenergy.com.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the preparation of the financial statements and the establishment and maintenance of the system of internal controls. This system is designed to provide reasonable assurance regarding the achievement of objectives in the areas of reliability of financial reporting, effectiveness and efficiency of operations, and compliance with applicable laws and regulations.

FOR 2023, THE AUDIT COMMITTEE PERFORMED THE FOLLOWING KEY DUTIES:

■
 Reviewed and discussed with management and the independent auditors the Company’s internal controls over financial reporting in accordance with the standards of the PCAOB and the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, that has been filed with the SEC;

■
Discussed with the independent auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC;

■
Discussed with the independent auditors the auditors’ independence, including the matters in the written disclosures and the letter received from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; and

■
Considered whether the provision of non-audit services by the independent auditors is compatible with maintaining auditor independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, that has been filed with the SEC.
Pictured above (from left to right): Michael Mears, Valerie Williams, John Krenicki Jr., Gennifer Kelly.	Respectfully submitted, The Audit Committee Valerie M. Williams, Chair Gennifer F. Kelly John Krenicki Jr. Michael N. Mears

32| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Our Controls and Compliance
Other Audit Committee Matters

Fees to Independent Auditor
Under the terms of its Charter, the Audit Committee has the responsibility to approve the fees paid to the independent auditors. For the years ended December 31, 2022, and December 31, 2023, the following fees were paid to KPMG LLP:
	2023	2022
Audit fees1	$3,635,000	$3,550,000
Audit-related fees2	$75,000	$123,000
Tax fees	—	—
All other fees	—	—
Total	$3,710,000	$3,673,000
1 Audit fees included services for the audits of the Company’s financial statements and the effective operation of its internal controls over financial reporting.
2 Audit-related fees consisted principally of fees for audits of financial statements of certain of the Company’s affiliates and subsidiaries.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by KPMG LLP and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the auditors. The services and fees must be deemed compatible with the maintenance of the auditors’ independence, including compliance with SEC rules and regulations.
All of the 2023 and 2022 audit and non-audit services provided by KPMG LLP were approved by the Audit Committee. The non-audit services that were approved by the Audit Committee were also reviewed to ensure compatibility with maintaining the auditors’ independence, and the Audit Committee determined the auditors’ independence was not impaired.
Audit Committee Financial Expertise
The Board has determined that the Company has an audit committee financial expert (as defined by SEC regulations) serving on its Audit Committee, Ms. Williams. The Board has also determined, in accordance with NYSE listing standards, that all members of the Audit Committee are financially literate.

33| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Our Controls and Compliance
RESERVES COMMITTEE

Reserves Committee Report

The Reserves Committee is currently comprised of five independent Directors and operates under a written charter approved by the Board of Directors, which is available at www.devonenergy.com. The Reserves Committee oversees, on behalf of the Board, the integrity of the Company’s oil, natural gas, and natural gas liquids reserves data. Management and our independent engineering consultants have the primary responsibility for the preparation of the reserves reports. In connection with its oversight responsibilities, the Reserves Committee reviewed with management the internal procedures relating to the disclosure of reserves in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, having regard to industry practices and all applicable laws and regulations.

FOR 2023, THE RESERVES COMMITTEE:

■
Approved DeGolyer & MacNaughton as the Company’s independent engineering consultant for the year ended December 31, 2023;

■
Reviewed the qualifications and independence of the independent engineering consultant prior to their appointment and throughout their engagement;

■
Reviewed with the independent engineering consultant the scope of the annual review of the Company’s reserves;

■
Met with the independent engineering consultant, with and without management, to review and consider the evaluation of the reserves and any other relevant matters with respect to such evaluation;

■
Reviewed and approved any statement of reserves data or similar reserves information and any report of the independent engineering consultants regarding such reserves to be filed with any securities regulatory authorities or to be disseminated to the public; and

■
Reviewed the Company’s internal procedures relating to the disclosure of reserves.

Based on the reviews and discussions referred to above, the Reserves Committee recommended to the Board that the reserves information be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, that has been filed with the SEC.
Respectfully submitted, The Reserves Committee John E. Bethancourt, Chair Gennifer F. Kelly John Krenicki Jr. Karl F. Kurz Valerie M. Williams
Pictured above (from left to right): Valerie Williams, John Krenicki Jr., John Bethancourt, Karl Kurz, Gennifer Kelly.

34| Devon Energy 2024 Proxy Statement| COMMITMENT RUNS DEEP

Our Company
WHO WE ARE

Our Officers
Information concerning our executive officers is set forth below. Information concerning Richard E. Muncrief, our President and Chief Executive Officer, is set forth under the caption “Our Nominees for Election”.
Dennis C. Cameron	Executive Vice President and General Counsel

Mr. Cameron, 61, was appointed executive vice president and general counsel in January 2021 following Devon’s merger with WPX. He is responsible for the Devon’s legal and public and government affairs functions. Cameron most recently served as executive vice president and general counsel of WPX. He joined WPX in 2012, previously serving as senior vice president and general counsel, vice president and deputy general counsel and assistant general counsel. Cameron has over 25 years of legal experience. He began his career in 1987 at GableGotwals, a private, full-service firm he was with until joining WPX. Cameron is a member of the Oklahoma, Texas, Tulsa County and American Bar associations, as well as the Foundation for Natural Resources and Energy Law. He holds a bachelor’s degree in mechanical engineering and a law degree, both from the University of Oklahoma.

Tana K. Cashion	Executive Vice President Human Resources and Administration

Ms. Cashion, 52, was appointed to the position of executive vice president of human resources and administration in February 2022. Cashion is responsible for Devon’s human resources function and multiple administrative areas including digital and physical security, facilities and real estate, aviation, community relations, internal communications, records management and corporate services. Cashion joined Devon in 2005 and has held roles of increasing responsibility, including vice president of human resources and most recently, senior vice president of human resources and administration. Before joining Devon, Cashion worked in the retail, wholesale and tourism industries. She has a bachelor’s degree in political science from Pepperdine University and a master’s degree in business administration from the University of Oklahoma.

Clay M. Gaspar	Executive Vice President and Chief Operating Officer

Mr. Gaspar, 52, was appointed executive vice president and chief operating officer in January 2021 following Devon’s merger with WPX. He is responsible for Devon’s geosciences, reservoir, production, drilling, completions, facilities, field operations, environmental, health and safety and ESG functions. Gaspar most recently served as president and chief operating officer of WPX and served on the company’s board of directors. He joined WPX in 2014, previously serving as senior vice president and chief operating officer and senior vice president of operations and resource development. Prior to joining WPX, he worked for Newfield Exploration, Anadarko Petroleum and Mewbourne Oil serving in a number of technical and leadership roles. Gaspar is a registered professional engineer and a member of the Society of Petroleum Engineers. He holds a bachelor’s degree in petroleum engineering from Texas A&M University and a master’s degree in petroleum and geosciences engineering from the University of Texas.

David G. Harris	Executive Vice President and Chief Corporate Development Officer

Mr. Harris, 50, was appointed to the position of executive vice president and chief corporate development officer in January 2021. Harris is responsible for Devon’s business development, new ventures, subsurface, land and technology functions. Prior to the WPX merger, he served as executive vice president of exploration and production responsible for all of Devon’s business units, as well as land, technology, subsurface and environment, health and safety groups. He has previously served as senior vice president of exploration and production, senior vice president of business development, vice president of corporate finance and treasurer, and as associate general counsel. Harris has been with Devon since 2007. Prior to joining Devon, he was a partner in the Dallas office of Thompson & Knight LLP, specializing in corporate and securities matters. Harris holds a bachelor’s degree from the University of Tulsa and a law degree from the University of Oklahoma.

Jeffrey L. Ritenour	Executive Vice President and Chief Financial Officer

Mr. Ritenour, 50, was appointed to the position of executive vice president and chief financial officer in April 2017. Ritenour is responsible for Devon’s corporate finance, treasury, planning, reserves, accounting, tax, internal audit, investor relations, marketing and supply chain functions. He has been with Devon since 2001, serving in various leadership roles, most recently as senior vice president of corporate finance, investor relations and treasury. Before joining Devon, Ritenour was with Ernst & Young in Dallas. He holds a bachelor’s degree in accounting and a master’s degree in business administration, both from the University of Oklahoma.

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Devon Energy Corporation
AGENDA ITEM 3. APPROVE, IN AN ADVISORY VOTE, EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, we are asking our stockholders to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. At the 2023 Annual Meeting, our stockholders approved, on an advisory basis, our proposal to provide stockholders an opportunity to vote on the compensation of our named executive officers on an annual basis. This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and practices relating to our named executive officers as disclosed in our Compensation Discussion and Analysis, the Summary Compensation Table, and other related tables and narrative disclosure. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the 2024 Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2023 Summary Compensation Table and the other related tables and narrative disclosure.”
This vote, normally called a “say-on-pay” vote, is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The Board will, however, as it has in prior years, take into account the outcome of the vote when considering future compensation arrangements.
Our Board of Directors recommends that stockholders vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

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Our Company
EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
38	Introduction
38	Purpose of Compensation Discussion and Analysis
38	Named Executive Officers
38	Executive Summary
38	Compensation Philosophy and Objectives
39	2023 Company Performance Highlights and the Impact on Compensation
40	Response to Stockholder Feedback
40	What Devon Does and Doesn’t Do
41	Elements of 2023 Compensation
41	Overview of 2023 Pay Decisions
41	Base Salary
42	Annual Performance Bonus
43	Long-Term Incentives
46	2024 NEO Compensation
46	Compensation Process Background
46	Role of the Committee
47	Role of the Compensation Consultant
47	Use of Peer Groups
47	Tally Sheet Review
48	Additional Benefits and Compensation Information
48	Retirement Benefits
48	Other Benefits
48	Post-Termination or Change-in-Control Benefits
49	Stock Ownership Guidelines
49	Pledging and Hedging Guidelines
49	Compensation Program and Risk-Taking
50	Policy for Recovery of Compensation (Clawback Policy)

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Our Company
EXECUTIVE COMPENSATION (cont.)

Introduction
Purpose of Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) outlines Devon’s compensation philosophy and describes the material components of the Company’s executive compensation program for its named executive officers (NEOs). This CD&A also summarizes decisions the Compensation Committee of the Board of Directors (the Committee) made under the program for 2023. Additional information about the compensation of the NEOs is provided in the 2023 Summary Compensation Table and other tables that follow this CD&A.
Named Executive Officers
The NEOs for 2023 are the following individuals:
Executive	Position
Richard E. Muncrief	President and Chief Executive Officer
Jeffrey L. Ritenour	Executive Vice President and Chief Financial Officer
Clay M. Gaspar	Executive Vice President and Chief Operating Officer
David G. Harris	Executive Vice President and Chief Corporate Development Officer
Dennis C. Cameron	Executive Vice President and General Counsel
Executive Summary
Compensation Philosophy and Objectives
Devon was formed in 1971 and has been publicly held since 1988. Since 2010, the Company has successfully transitioned to a liquids-rich (oil and natural gas liquids), higher-margin, onshore North American production base and continues to transform its organizational structures and processes to allocate capital investments to the Company’s most promising assets. On January 7, 2021, Devon and WPX Energy, Inc. completed an all-stock merger of equals (the Merger). WPX was an oil and gas exploration and production company with assets in the Delaware Basin in Texas and New Mexico and the Williston Basin in North Dakota. The Merger enhanced the scale of the Company’s operations and built a leading position in the Delaware Basin. Devon has delivered strong returns on its investments through a dynamic culture focused on innovation, safety, operational excellence, environmental stewardship, and social responsibility. The Company focuses its business on generating positive operating returns by managing a premier asset portfolio, delivering superior execution, and exercising discipline in capital allocation. Devon also maintains a strong commitment to financial strength and flexibility through all commodity price cycles, as reflected in the Company’s investment grade credit ratings.
The success of Devon’s strategy is founded on a pay-for-performance compensation philosophy intended to motivate near- term operational and financial success as well as long-term stockholder value creation. The Committee utilizes a range of quantitative and strategic measures to evaluate performance, evolving the measures as appropriate. Additionally, the Committee considers Devon’s size and scope relative to its peer group when setting compensation. Overall, an executive officer’s total compensation is weighted in favor of long-term incentives to emphasize value creation and stockholder alignment.
THE OBJECTIVES OF DEVON’S COMPENSATION PROGRAM ARE TO:

■
motivate and reward executives to drive and achieve the Company’s goal of increasing stockholder value;

■
allocate incentives for the achievement of near-term and long-term objectives, in a manner that motivates executives to take measured and appropriate risk; and

■
attract and retain highly trained, experienced, and committed executives who have the skills, education, business acumen, and background to create value in a large and diversified oil and gas business.

The primary components of Devon’s executive compensation program are base salary, a performance bonus, and long-term incentives (LTI). The Committee generally targets each component, as well as the aggregate of the components, at approximately the 50th percentile of the Company’s peer group.

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Our Company
EXECUTIVE COMPENSATION (cont.)

Individual compensation levels may vary from these targets based on performance, expertise, experience, responsibilities, or other factors unique to the individual’s role within the Company. The Committee also provides retirement and other benefits typical for Devon’s peer group.
2023 Company Performance Highlights and the Impact on Compensation
In 2023, Devon marked its 52nd anniversary in the oil and gas business and its 35th year as a public company. Devon’s portfolio is focused on five core areas: the Delaware Basin, Eagle Ford, Anadarko Basin, Williston Basin, and Powder River Basin. In 2022, the Company acquired additional producing properties and leasehold interests in both the Willison Basin and Eagle Ford that were complementary to its existing positions in each basin, offered operational synergies, and added high-quality inventory to Devon’s portfolio. During the three-year period ending in 2023, Devon achieved a total stockholder return (TSR) of 243.9%, however, the Company’s one-year TSR finished the full 2023 year below expectations. This single year TSR is responsible for a notable decrease in “Compensation Actually Paid,” as shown in the pay for performance disclosure on pages 63-67. There were challenges as commodity prices declined from 2022 highs and operating costs increased due to steep inflation throughout 2023, and the performance bonus paid to NEOs was significantly lower than the bonus paid for 2022 performance. However, the actions and leadership of the executives during the year led the Company to meet and exceed several of its 2023 goals.
The Company’s accomplishments in 2023 are illustrated by the following highlights:
Operational and financial achievements

■
Devon’s 2023 oil production averaged 320 MBbls/d, which is a 7% increase from 2022;

■
the Company exited 2023 with $3.9 billion of liquidity, including $0.9 billion of cash;

■
the 2023 earnings attributable to Devon were $3.7 billion, or $5.84 per diluted share;

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the 2023 core earnings (Non-GAAP) attributable to Devon were $3.7 billion, or $5.71 per diluted share;

■
the Company retired $242 million of senior notes in 2023;

■
Devon generated $6.5 billion of operating cash flow in 2023; and

■
the Company completed approximately 77% of its authorized $3.0 billion share repurchase program, with approximately 45 million of its common shares repurchased for approximately $2.3 billion, or $51.05 per share, since the inception of the plan.

Total stockholder return

■
During 2023, Devon’s highest closing stock price was $65.76, approximately 7% above 2022’s year-end price;

■
for the one-year period of 2023, Devon recorded a disappointing TSR of -22.0%, but achieved TSR of 243.9% for the three-year period ending December 21, 2023; and

■
Devon paid fixed and variable dividends of approximately $1.9 billion in 2023.

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Our Company
EXECUTIVE COMPENSATION (cont.)

Response to Stockholder Feedback

Devon conducts investor outreach throughout each year to ensure that management and the Board understand issues that matter to Devon’s stockholders. During 2023, the Company had interactions with approximately 600 investors or their representatives. Devon reviews the feedback resulting from its investors and implements changes, as appropriate. The Committee generally utilizes compensation metrics that the investor community considers most important in assessing the performance of the Company and considers such metrics in its compensation decisions, including its annual performance bonus calculation as set forth on page 42. In addition, Devon is disclosing its prospective 2024 scorecard (page 46) and broadening its peer group (page 47), based upon feedback from stockholders. Devon also considers the results of the most recent advisory vote on executive compensation by Devon’s stockholders, which for 2023 reflected that approximately 93% of voting stockholders voted “for” Devon’s executive compensation. With a clear majority of shareholder support for our executive compensation program, Devon did not make any material changes to the executive compensation program during the 2023 year. For a further description of Devon’s history of stockholder outreach, see prior Proxy Statements.

What Devon Does and Doesn’t Do
Good Compensation Governance Practiced by Devon

Award Performance-Based LTI — The Company awards 60% of NEO LTI in the form of Performance Share Units (PSUs) tied to TSR. A 100% of target payout on PSUs requires TSR that exceeds the peer group median and positive TSR for the performance period is required for a payout of more than 100% of target.

Utilize a Quantitative Process for Performance Bonuses — The goals, their weightings, thresholds, and maximums are determined at the beginning of the year. At the end of the year, the Committee evaluates performance on the goals, assigning each a score between 0% and 200%. The total performance score is determined by multiplying each goal’s score by its weighting and aggregating.

Tie Realizable Pay Opportunities to Company Performance — The Committee regularly reviews the realizable pay of the President and CEO and other executive officers in light of Company performance. This has resulted in pay that aligns with Company performance.

Require Executives to Hold Devon Stock — Board-adopted guidelines establish minimum stock ownership levels for the executive officers.

Provide for Clawback of Compensation — Pursuant to a Board-adopted policy aligned with requirements under Dodd-Frank legislation and NYSE listing standards, the Company must claw back excess executive incentive compensation if the financial or operational measures on which they are based are later subject to restatement.

Dialog to Promote Continuous Improvement — On an annual basis, the Committee conducts in-depth, confidential, one-on-one interviews with each executive officer, which is a highly effective tool in the Committee’s oversight.

Controversial Compensation Governance Not Practiced by Devon
Enter into Egregious Employment Agreements — The Company does not enter into contracts containing multi-year guarantees of salary increases or non-performance-based bonuses or equity compensation.

Allow Excessive Severance Benefits and/or Liberal Change-in-Control Payments — Employment agreements do not provide cash payments that exceed three times base salary plus target/average/last paid bonus; do not contain liberal change-in-control definitions; and, do not provide severance payments without job loss (i.e., no “single trigger” cash severance or equity vesting solely with a change-in-control).

Allow Risky Transactions in the Company’s Stock — Company policy prohibits the executives from engaging in short-term or speculative transactions or hedging or pledging Devon’s common stock.
Reprice or Replace Underwater Options — The Company does not reprice or replace underwater stock options.
Permit Abusive Perquisites Practices — Perquisites made available to the executives are limited.

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Our Company
EXECUTIVE COMPENSATION (cont.)

Elements of 2023 Compensation
Overview of 2023 Pay Decisions
Most of the Company’s overall executive compensation is delivered through performance bonuses and LTI awards, each of which correlate with Company performance. The Committee considered incentive compensation for 2023 at two different times. At the January 2023 meetings, the Committee considered 2023 LTI grants and salary increases. At the Committee’s January 2024 meeting, the Committee considered the award of 2023 performance bonuses.
As illustrated below, compensation decisions made by the Committee resulted in awards heavily weighted toward TSR and achievement of other 2023 Company performance measures. Approximately 90% of the value of total direct compensation awarded to the President and CEO, and an average of approximately 86% of the value of total direct compensation awarded to the other NEOs, was delivered through performance bonuses and LTI.
Each year, the Committee refers to the following factors in considering any compensation decisions for the NEOs:
■ Company performance in relation to goals pre-approved by the Board, including the Company’s TSR performance as compared to peers;
■ Each NEO’s individual performance during the year, including the performance of the business or organizational unit for which the officer is responsible;
■ Devon’s pay-for-performance compensation philosophy and objectives (see section titled “Compensation Philosophy & Objectives” on page 38);
■ Input from the Compensation Consultant (see section titled “Role of Compensation Consultant” on page 47 for additional information);
■ The Committee’s review of competitive market data provided by the Compensation Consultant; and
■ The President and CEO’s recommendations with respect to the compensation of the other NEOs.
The Committee regularly reviews the above-listed factors when considering compensation decisions and from time-to-time changes or supplements its analysis with other factors.
Base Salary
Base salary typically represents a smaller portion of total executive compensation than the combination of long-term incentives and performance bonus, which vary year-to-year based on performance. Competitive salaries, however, are vital to ensuring that the Company attracts and retains executives who have a combination of business acumen, significant industry experience, and length of service with the Company. In evaluating salary levels each year, the Committee generally considers the following factors:

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Our Company
EXECUTIVE COMPENSATION (cont.)

■
the competitive position of the executive’s base salary compared to similarly situated executives at Devon’s peer companies, as set forth on page 47;

■
the scope of responsibility, experience, and tenure of the executive and the executive’s potential to take on greater or different responsibilities; and

■
the Company’s cost structure.

Based on the foregoing considerations, the Committee approved salary increases for all NEOs at its January 2023 meetings. During their decision-making process, the Committee noted that salary increases higher than the historical average were required to remain competitive with executives at Devon’s peer companies due to the current period of inflation. The Summary Compensation Table’s entries for “Salary” reflect the base salary received by the NEOs during 2023 from Devon. Those entries may be different than the rates listed below due to salary changes taking effect after the start of 2023.
Executive	Annual Salary Rate in Effect 12/31/221	2023 Annual Salary Rate Set at January Meetings1	% Change
Richard E. Muncrief	$1,138.5	$1,250.0	9.8%
Jeffrey L. Ritenour	$641.7	$680.3	6.0%
Clay M. Gaspar	$641.7	$680.3	6.0%
David G. Harris	$631.4	$669.3	6.0%
Dennis C. Cameron	$500.0	$600.0	20.0%
1 Dollar amounts shown in thousands.
Annual Performance Bonus
In awarding performance bonuses, the Committee uses a formula that establishes a performance-bonus target for each NEO based on a percentage of his base salary. In establishing performance-bonus targets, the Committee considers industry benchmarks for the relevant officer position as well as the scope of responsibility associated with the position. For 2023, performance-bonus targets for NEOs ranged from 80% to 130% of base salary rate, which is consistent with the performance-bonus range of the peer company executives of Devon’s peers as set forth on page 47.
Performance-bonus payouts depend on the Company’s performance in relation to the structured and measurable goals approved by the Board at the beginning of the year and the individual executive’s contributions to the achievement of those goals. The goals were selected because they are critical to the Company’s near-term performance, its prospects for sustainable growth in returns, and the creation of long-term value for the Company and its stockholders.
The table below provides detail on the Company’s performance on the goals set for 2023. As reflected in the table, the Board assigns a separate weighting to each performance measure in order to reflect the relative importance of those areas for the year. The Committee aggregates the weighted performance score for each measure to arrive at an overall Company performance score.
The process for determining performance bonuses relies on Company performance measures and the application of set formulas to arrive at the bonus amounts. However, the Committee maintains the authority to adjust the amount of an executive’s performance bonus within the range of the bonus pool (0% to 200% of target) based upon individual contributions, market conditions, or other factors.
Measure	Threshold	Goal	Maximum	Outcome	Weight	Score5	Weighted Score
Free Cash Flow1 ($, Millions)	$2,500	$3,250	$4,250	$2,781	25%	69%	17.25%
Cash Return on Capital Employed1,2 (CROCE)	25%	35%	60%	42%	25%	126%	31.50%
Total Capital Expenditures1 ($, Millions)	$4,025	$3,835	$3,450	$3,907	10%	81%	8.10%
Total Oil and Gas Production (MBOE/day)	620	653	718	658	10%	107%	10.70%
ESG & Community Engagement3	See Footnote 3				15%	70%	10.50%
Emissions Reduction4	See Footnote 4				15%	150%	22.50%
2023 Company Performance Score6	See Footnote 5						101%

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Our Company
EXECUTIVE COMPENSATION (cont.)

1
These financial measures are not calculated in accordance with GAAP. Please refer to Appendix A for additional information regarding these financial measures, including reconciliations to their most directly comparable GAAP measure.

2 CROCE is a capital returns measure. A reconciliation of this goal to the Company’s financial statements can be found in Appendix A.

3
The Company’s “ESG & Community Engagement” goal is comprised of ESG goals (70% of total) and Community Engagement goals (30% of total). The ESG goals consisted of (i) SIF (Serious Incident & Fatality) Event Reduction, which included a goal of a SIF recordable incident rate of 0.05 for the number of recordable SIF events experienced per 200,000 employee hours worked and received a Company result of 0.08, failing to meet the goal, (ii) Reduction of Spill Rate, which included a goal to reduce spilled barrels to 29.50 barrels of liquid spilled per 1,000,000 barrels of liquid transported and received a Company result of 16.42, far surpassing the set goal, (iii) Utilization of SIF Learnings, which ensures that SIF events are investigated in a timely manner and SIF learnings are implemented throughout the Company to prevent future occurrences, and (iv) EHS Management System, which ensures that the Company is on track to meet leading indicators and integrate critical initiatives.

The Community Engagement goals consisted of (i) Strategic Enhancement of STEM Education that included the goal of supporting 110,000 students and 2,700 teachers, which goal was exceeded by supporting over 120,000 students and 5,845 teachers and (ii) Increasing Employee Engagement through Community Programs, which goal was exceeded by having 897 employees participate in Devon’s matching programs, including Devon’s charitable match program and Give for Good charitable campaign.

The score on the “ESG & Community Engagement” goal was 70% of target.

4
The “Emissions Reduction” Goal consisted of (i) Greenhouse Gas Intensity Reduction and (ii) Methane Emission Detection, each 50% of the total. The goal for Greenhouse Gas Intensity Reduction was a year-over-year reduction in Company-wide greenhouse gas intensity of 16.6. The Company achieved a reduction of 16.47, achieving its goal. Greenhouse gas intensity is calculated by Devon personnel based on data available at the time of the Committee’s meetings in January using methodologies under the Environmental Protection Agency (EPA) Greenhouse Gas Reporting Program (GHGRP). Later in the year, the Company finalizes and reports its greenhouse gas calculations to the EPA pursuant to the GHGRP reporting timeline, which results in the review and verification of Devon’s report by the EPA. The preliminary and final, verified calculations may differ. For Methane Emission Detection, the goal was a year-over-year reduction in methane detections intensity of 13.4%. The Company surpassed this goal, with a reduction to 10.8%.

The score on the “Emissions Reduction” goal was 150% of target.

5
Outcomes that fall below the Threshold are scored at 0%; Outcomes between Threshold and Goal are scored between 50% and 100%; Outcomes between Goal and Maximum are scored between 100% and 200%; and Outcomes that exceed the Maximum are scored at 200%.

6
The sum of each measure’s weighted score was 100.55%. As was the case in prior years, the Committee rounded the sum of the weighted scores to the nearest whole percent, which resulted in the 2023 Company Performance Score of 101%.

The performance scorecard reflects overall positive results in the challenging commodity price environment of 2023. In particular, the Company outperformed its goals for “Cash Returned on Capital Employed,” “Total Oil and Gas Production,” and “Emissions Reduction”. The Committee noted that “Free Cash Flow” and “Total Capital Expenditures” were influenced by the impacts of commodity prices and inflation, and fell between the Company’s established threshold and target goal.
The Committee awarded performance bonuses to the NEOs by multiplying salary rate, bonus target, the Company performance score and, as applicable, an adjustment for individual performance as follows: for Mr. Muncrief, $1,641,300 based on his salary of $1,250,000, 130% bonus target, and the 101% Company performance score; for Mr. Ritenour, $556,600 based on his salary of $680,300, 90% bonus target, the 101% Company performance score, and a 90% adjustment for individual performance; for Mr. Gaspar, $687,100 based on his salary of $680,300, 100% bonus target, and the 101% Company performance score; for Mr. Harris, $608,400 based on his salary of $669,300, 90% bonus target, and the 101% Company performance score; and for Mr. Cameron, $484,800 based on his salary of $600,000, 80% bonus target, and the 101% Company performance score.
Please note that the Summary Compensation Table’s entries for Non-Equity Incentive Plan Compensation in 2023 reflect the annual performance bonuses provided above.
Long-Term Incentives
A key element of Devon’s compensation program is to align pay and performance by rewarding executive officers for long-term strategic accomplishments and enhancement of long-term stockholder value through equity-based incentives that vest over an extended period of time. LTI compensation plays an essential role in attracting and retaining executive officers and aligns their interests with the long-term interests of Devon’s stockholders.

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Our Company
EXECUTIVE COMPENSATION (cont.)

The following table describes the purpose and structure of the LTI granted to the NEOs at the Committee’s meetings to set 2023 executive compensation:
Restricted Stock Awards (RSAs)
Purpose: Awards of RSAs foster long-term stock ownership, strengthen alignment with stockholders, and promote executive retention during the vesting period.
Additional Details: Devon grants RSAs that vest ratably over four years, 25% on each anniversary of the grant date.
Performance Share Units (PSUs)
Purpose:
Awards of PSUs encourage executives to make decisions and take actions that promote Company performance and long-term stockholder return.

Additional Details:
■
Executives may earn between 0% and 200% of the shares underlying the grant based on the Company’s TSR relative to peer companies 1 over a three-year performance period (for 2023 grants, January 1, 2023 through December 31, 2025).

■
Payout will be determined as of the end of the performance period. The grid below further details the relationship between relative performance and payout levels.

■
Executives may earn the targeted number of shares (100%) only if the Company’s TSR outperforms that of at least half of peers (6th relative position or higher).

■
Without respect to Devon’s relative TSR position, executives may earn no more than the targeted number of shares (100%) if the Company’s TSR is negative during the performance period.

PSU Payout Schedule
Devon’s Relative TSR Position	1st, 2nd	3rd	4th	5th	6th	7th	8th	9th	10th	11th,12th
% of Shares Earned	200%	175%	150%	125%	100%	88%	75%	63%	50%	0%

1
The peer companies used for comparison for the PSU grants were selected in January 2023 at the time the grant was approved. The peers are APA Corporation, Chesapeake Energy Corporation, ConocoPhillips, Coterra Energy Inc., Diamondback Energy, Inc., EOG Resources, Inc., Marathon Oil Corporation, Occidental Petroleum Corporation, Ovintiv Inc., Pioneer Natural Resources Company, and the S&P Midcap 400 Index.

At its January 2023 meetings, the Committee approved LTI grant values that were competitive with those most recently granted to similarly situated executives at peer companies. The Committee also determined that the pursuit of strategic Company goals and creation of stockholder value would again be promoted by linking 60% of the LTI awarded for the 2023 year to Company performance and 40% to long-term stock ownership, thereby strengthening the alignment between interests of executives and stockholders. Accordingly, the two types of LTI granted to NEOs were PSUs and time-based RSAs, respectively.

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Our Company
EXECUTIVE COMPENSATION (cont.)

LTI Granted in 20231
Executive	Item2	Target Performance Share Units3	Restricted Stock	Total
Richard E. Muncrief	Share Number	92,068	61,379	153,447
	Grant Value	$5,850	$3,900	$9,750
Jeffrey L. Ritenour	Share Number	33,995	22,663	56,658
	Grant Value	$2,160	$1,440	$3,600
Clay M. Gaspar	Share Number	37,772	25,181	62,953
	Grant Value	$2,400	$1,600	$4,000
David G. Harris	Share Number	33,995	22,663	56,658
	Grant Value	$2,160	$1,440	$3,600
Dennis C. Cameron	Share Number	23,608	15,739	39,347
	Grant Value	$1,500	$1,000	$2,500

1 Dollar amounts shown in thousands.
2 For each NEO, the Committee first determines the total value of LTI to be awarded then divides the total value between 60% PSUs and 40% RSAs.

3
In accordance with applicable accounting requirements, Devon uses a different valuation method in the Summary Compensation Table (in this case, a Monte Carlo simulation) for PSUs than in this table. The Monte Carlo simulation for PSUs, when valued for purposes of inclusion in next year’s Summary Compensation Table as compensation for 2023, requires Devon to assign a higher value per unit than the closing price of the Company’s stock as of the grant approval date.

Additionally, at its January 2024 meetings, the Committee certified that the Company achieved the third highest TSR out of a 12-company peer group for the three-year period associated with the PSUs granted in February of 2021 with a performance period that ended December 31, 2023 when contemplating the 30 trading-day average beginning and ending prices outlined in the grant agreement. Pursuant to the grant’s applicable terms and conditions, including certain caps on the number of shares paid out, 142.4% of the grants’ target number of shares were deemed vested for each recipient. Further information about this grant is provided in the “Outstanding Equity Awards at Fiscal Year End” table on page 54.

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Our Company
EXECUTIVE COMPENSATION (cont.)

2024 NEO Compensation
For further transparency, Devon’s Board decided to proactively disclose changes to certain aspects of NEO compensation structure.
The Company performance scorecard used to determine performance bonuses for 2024 will be based on the following measures and weighted as shown.

Measure	Weight
Free Cash Flow (FCF)	25%
Cash Return on Capital Employed (CROCE)	25%
Total Capital Expenditures	10%
Total Oil & Gas Production	10%
Health & Safety	15%
Emissions Reduction	15%

Devon’s Board decided that using substantially the same goals in 2024 as 2023 best promotes continued growth of shareholder returns. The Board decided to sharpen focus on operations in 2024 with its “Health & Safety” measure by eliminating certain sub-measures featured in the 2023 “ESG & Community Engagement” measure.

In 2024, LTI for NEOs was again granted in the form of PSUs based on relative TSR (60%) and RSAs (40%). The peer group for the 2024 PSUs is: APA Corporation, Chesapeake Energy Corporation, ConocoPhillips, Coterra Energy Inc., Diamondback Energy, Inc., EOG Resources, Inc., Marathon Oil Corporation, Occidental Petroleum Corporation, Ovintiv Inc., the S&P 500 Index, and the SPDR® S&P® Oil & Gas Exploration & Production ETF. Year-over-year changes in the peer group consisted of the addition of certain non-Company peers to broaden the performance comparison (i.e., added the S&P 500 Index and the SPDR® S&P® Oil & Gas Exploration & Production ETF; removed the S&P Midcap 400 Index) and the removal of a peer that has been acquired (i.e., Pioneer Natural Resources Company).

Compensation Process Background
The Committee is responsible for and directs the process of reviewing and determining compensation for the NEOs. The Committee retains an independent Compensation Consultant for guidance and expertise during the process. The role of the Committee and the compensation consultant, which includes the development of a peer group the Committee uses for comparing the executive officers’ compensation, is further described in the following sections.
Role of the Committee
The Committee establishes the Company’s executive compensation philosophy and administers the overall executive compensation program. The Committee operates under a written charter approved by the Board, a copy of which is available at the Company’s website, www.devonenergy.com.
Every year, the Committee conducts an individual, in-depth, confidential interview with each executive officer to discuss the officer’s analysis of the Company’s overall performance for the year, performance within the officer’s area of responsibility, and any issues or concerns the officer may have regarding the Company’s operations and results. The Committee believes this is a highly effective tool in the Committee’s oversight. In addition, the President and CEO discusses with the Committee his evaluation of each executive officer’s performance, development, and potential to take on greater or different responsibilities. The President and CEO also provides compensation recommendations to the Committee for all NEOs (other than himself).
The Committee considers the various factors described in this CD&A, including its interviews with NEOs and the President and CEO’s evaluations of each NEOs performance and, in a closed session without the President and CEO present, the Committee sets the President and CEO’s compensation. The Committee then determines whether to approve the compensation recommendations provided by the President and CEO for the other executive officers.

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Our Company
EXECUTIVE COMPENSATION (cont.)

Role of the Compensation Consultant
For 2023, the Committee retained Meridian Compensation Partners, LLC (Compensation Consultant) as its independent compensation consultant. The Compensation Consultant evaluated the competitiveness of the Company’s program and reviewed the executive compensation program design. The Committee has the final authority to hire and terminate the Compensation Consultant, and the Committee annually evaluates the performance of the Compensation Consultant.
In selecting its consultant, the Committee considers factors that could affect the Compensation Consultant’s independence, including whether the consultant provides services to the Company other than under its engagement by the Committee, and the other factors set forth in the Committee’s Charter. When reviewing the Compensation Consultant’s independence, the Company also considered the fact that Devon’s business represents only a very small portion of the Compensation Consultant’s overall revenue. Based on this review, the Committee determined that the Compensation Consultant had no conflicts of interest.
Use of Peer Groups
Devon uses peer groups in two ways: (i) to compare TSR for the PSUs, as documented on page 44 and (ii) to compare executive compensation levels to our peers, as shown below. To successfully compete for executive talent, the Committee, working with the Compensation Consultant, annually compares the compensation of the executive officers to the compensation of similarly situated executives at peer companies with business operations focused on the exploration and production of oil and gas. In establishing a peer group, the Committee primarily seeks companies with asset and market values similar to the Company. The Committee also considers enterprise values, calculated as common equity value plus net long-term debt and preferred stock, and certain operational and financial measures indicative of size and scope. The Committee believes these metrics are appropriate for determining peers because they provide a reasonable point of reference for comparing executives with similar positions and responsibilities. The peer companies used in setting 2023 pay are listed below, as are the peer companies selected at the end of 2023 for use in 2024.
Peer Company	2023	2024
APA Corporation	●	●
ConocoPhillips	●	●
Continental Resources, Inc	●
Coterra Energy Inc.	●	●
Diamondback Energy, Inc.	●	●
EOG Resources, Inc.	●	●
Hess Corporation	●	●
Marathon Oil Corporation	●	●
Occidental Petroleum Corporation	●	●
Ovintiv, Inc	●	●
Pioneer Natural Resources Co.	●	●
The Committee’s peer group analysis consists of all components of total direct compensation, including base salary, annual performance bonus, and long-term equity incentives. The Compensation Consultant collected and summarized compensation data from the proxy statements of the peer group companies and the Compensation Consultant’s proprietary databases. Additionally, the Compensation Consultant introduced reference points from similarly sized companies in the broader oil and gas industry as well as non-energy industries to bring further context to the Committee’s decision making.
Tally Sheet Review
Prior to making compensation decisions, the Committee annually reviews tally sheets for executive officers that include all elements of compensation, including potential payments under various termination scenarios. Tally sheets allow the Committee to evaluate compensation elements individually and collectively. Please refer to the tables that follow this CD&A for additional information on the final compensation amounts determined for the 2023 year.

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EXECUTIVE COMPENSATION (cont.)

Additional Benefits and Compensation Information
Retirement Benefits
Defined Benefit Plans
Based on his hire date with the Company, Mr. Ritenour is the only NEO eligible to participate in the defined benefit plan maintained by the Company. Devon’s qualified Defined Benefit Plan provides annual retirement income based on a formula that considers the executive’s final average compensation, Social Security benefits, and years of credited service with the Company. In 2007, employees were given the choice to continue their accruals under the plan or become eligible for the 8% Company 401(k) contribution described below. Mr. Ritenour elected to have his benefit under the Defined Benefit Plan frozen and began to receive the enhanced 401(k) contribution in 2008.
Defined Contribution Plans
All NEOs participate in a qualified 401(k) Plan that provides for a Company match of up to 6% of their earnings and a non- matching Company contribution of 8% of their compensation. Under the Supplemental Contribution Restoration Plans (SCRPs) the Company may make supplemental contributions that would otherwise be subject to limitations in the Internal Revenue Code based on the compensation of the executives.
Nonqualified Deferred Compensation Plans
Devon maintains a nonqualified Deferred Compensation Plan that allows eligible employees to defer cash compensation beyond the limits placed on the 401(k) Plan by the Internal Revenue Code and permits the Company to contribute a match to the extent that the match available under the qualified 401(k) Plan is limited.
For additional information on the plans and the value of accumulated benefits for the NEOs under the various plans described in this “Retirement Benefits” section, please refer to the “Pension Benefits” section beginning on page 55 and the “Nonqualified Deferred Compensation” section beginning on page 57.
Other Benefits
Details regarding the perquisites made available to Devon’s executives may be found in the “All Other Compensation” table on page 53. The perquisites for 2023 were:
■
limited personal use of aircraft, as approved by the President and CEO, and occasional use of aircraft for spouses to accompany executives on business-related travel for Devon;

■
an executive physical;

■
use of sports/entertainment tickets typically arising through commercial sponsorships of the Company;

■
a reimbursement program for financial planning services; and

■
a Company match, up to $10,000, of charitable contributions made to non-profit organization(s) by the executive.

Post-Termination or Change-in-Control Benefits
Devon maintains an employment agreement with each of the NEOs. These agreements do not guarantee continued employment, but they do place certain restrictions on the executives during and after their employment with the Company. Through these agreements, each NEO is provided certain additional compensation if employment is involuntarily terminated other than for “cause” or if the NEO voluntarily terminates employment for “good reason,” as those terms are defined in the relevant agreements. Also, in these situations, the applicable NEO fully vests in any unvested LTI awards subject to certain covenants and agreements and proration as described below. The agreements also provide certain benefits in the event of a termination within a two-year period following a change-in-control.
The employment agreements do not include “gross-up” provisions that obligate the Company to pay an additional amount to the NEO if benefits under the agreement or any other Company arrangement are subject to the tax imposed on excess parachute payments by Section 4999 of the Internal Revenue Code.
The Company’s award agreements for LTI granted to the NEOs provide that officers who meet certain years-of-service and age criteria are eligible to continue to vest as scheduled in outstanding awards following retirement subject to certain covenants and agreements. See page 59 for additional details.

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EXECUTIVE COMPENSATION (cont.)

The unvested shares underlying LTI awards are eligible for continued or accelerated vesting post termination in the case of a severance-related employment termination or a retirement. Such terminations occurring prior to the first anniversary of the grant date result in a pro-rata reduction in the number of shares eligible for continued or accelerated vesting post termination.
Arrangements with post-termination and change-in-control benefits are typical in the oil and gas industry and necessary in order to compete for executive talent. Please refer to the “Potential Payments Upon Termination or Change-in-Control” section beginning on page 59 for detail on amounts that could be payable under certain scenarios and additional information on the Company’s employment agreements.
Stock Ownership Guidelines
Ownership of Devon’s stock by the executives aligns their interests with the interests of Devon’s stockholders. Accordingly, the Board maintains stock ownership guidelines that require each executive officer who has served in such capacity for at least five years to own shares of common stock at least equal in value to a multiple of his or her base salary. The guidelines establish the following minimum ownership levels:
Officer Title	Share Ownership Requirement
President and CEO	Six times base salary
Other Named Executive Officers	Three times base salary
The guidelines require an executive officer who has served in such capacity less than five years to maintain ownership of at least one-half of the shares of Devon common stock received through equity-based awards from the Company (net of taxes) until the officer meets his or her ownership requirement.
Compliance with the ownership guidelines is determined at the end of each year. As of December 31, 2023, the NEOs held stock in excess of the levels required in the guidelines. The executives have historically maintained share ownership levels well above the Company’s guidelines. For purposes of calculating share ownership levels, the Board includes:
(i)
shares owned directly by the officer and his or her immediate family members who share the same household,

(ii)
shares owned beneficially by the officer and his or her immediate family members who share the same household, and

(iii)
unvested restricted stock.

For additional detail on the stock owned by NEOs, please refer to “Security Ownership of Management” table on page 69.
Pledging and Hedging Guidelines
The Company also has a policy that prohibits Devon employees, officers, and directors from trading in Devon securities on a short-term basis, entering short sales, and buying or selling puts, calls, or similar instruments. The policy also discourages Devon employees, officers, and directors from placing standing or limit orders and prohibits executive officers and directors from pledging or hedging Devon stock, buying Devon stock on margin, or holding Devon stock in a margin account. The hedging prohibition covers any transaction that is designed to hedge or offset any decrease in the market value of Devon stock, including, but not limited to, prepaid variable forward contracts, equity swaps, collars, and exchange funds.
Compensation Program and Risk-Taking
The Company’s executive compensation program is designed to provide executive officers incentives for the achievement of near-term and long-term objectives, in a manner that motivates executives to take measured and appropriate risk. As part of its review of the impact of the Company’s executive compensation programs on the Company’s risk profile and risk management, the Committee noted the following factors that discourage the Company’s executives from taking unnecessary or excessive risk:
■
the Company’s operating strategy and related compensation philosophy;

■
the effective balance of Devon’s compensation program between cash and equity, near-term and long-term focus, corporate and individual performance, and financial and non-financial performance;

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EXECUTIVE COMPENSATION (cont.)

■
a multi-faceted approach to performance evaluation and compensation that does not reward an executive for engaging in risky behavior to achieve one objective to the detriment of other objectives;

■
significant executive stock ownership pursuant to Devon’s stock ownership guidelines; and

■
the Board’s annual risk assessment process.

Based on this review, the Committee believes that the executive compensation programs do not encourage executives to take unnecessary or excessive risk.
Policy for Recovery of Compensation (Clawback Policy)
The Company has maintained a policy concerning the recovery of bonuses, incentives, and equity-based compensation awarded to executive officers under certain circumstances (the Clawback Policy) since 2013. In 2023, the Company revised its Clawback Policy to comply with the finalized rules regarding incentive-based compensation of the SEC and NYSE. In the event of a restatement of the Company’s financial statements that leads to a revision of one or more performance measures on which incentive compensation was based, the Committee will recoup, through reimbursement, forfeiture, or other reasonable methods, amounts required to be clawed back under the Clawback Policy.

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Our Company
EXECUTIVE COMPENSATION (cont.)

Compensation Committee Report
The Committee has reviewed and discussed the preceding Compensation Discussion and Analysis section with management and, based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement.

Respectfully submitted, The Compensation Committee Robert A. Mosbacher, Jr., Chair John E. Bethancourt Ann G. Fox Kelt Kindick Karl F. Kurz
Pictured above (from left to right): John Bethancourt, Karl Kurz, Robert Mosbacher, Jr., Kelt Kindick, Ann Fox

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EXECUTIVE COMPENSATION (cont.)

Summary Compensation Table
The following table and accompanying footnotes summarize the compensation earned, awarded, paid, or attributed to the NEOs for the years indicated below. The NEOs are the President and Chief Executive Officer, the Chief Financial Officer, and three other executive officers of the Company serving as of December 31, 2023. This table should be read together with the Compensation Discussion and Analysis (starting on page 37 of this Proxy Statement), which includes information about Company performance for 2023, the Company’s compensation philosophy and objectives, the programs and plans that underlie executive officer compensation opportunities, and the Committee’s process for awarding compensation.
Name and Principal Position	Year	Salary ($)1	Stock Awards ($)2	Non-Equity Incentive Plan Compensation ($)3	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)4	All Other Compensation ($)5	Total ($)
Richard E. Muncrief President and Chief Executive Officer	2023	1,232,846	11,421,978	1,641,300	0	587,027	14,883,151
	2022	1,132,577	10,404,927	2,442,100	0	545,173	14,524,777
	2021	1,045,000	8,310,964	2,336,400	0	222,183	11,914,547
Jeffrey L. Ritenour Executive Vice President and Chief Financial Officer	2023	674,362	4,217,399	556,600	24,719	247,109	5,720,189
	2022	638,362	3,805,243	952,900	0	254,304	5,650,809
	2021	620,000	2,374,583	987,700	0	253,316	4,235,599
Clay M. Gaspar Executive Vice President and Chief Operating Officer	2023	674,362	4,685,973	687,100	0	290,219	6,337,654
	2022	638,362	4,518,726	1,058,800	0	279,155	6,495,043
	2021	589,000	3,609,362	1,097,400	0	124,210	5,419,972
David G. Harris Executive Vice President and Chief Corp. Development Officer	2023	663,469	4,217,399	608,400	0	254,217	5,743,485
	2022	628,108	3,805,243	937,600	0	250,059	5,621,010
	2021	610,000	2,374,583	971,700	0	144,762	4,101,045
Dennis C. Cameron Executive Vice President and General Counsel	2023	584,615	2,928,830	484,800	0	207,349	4,205,594
	2022	496,154	2,378,276	660,000	0	192,956	3,727,386
	2021	445,538	1,424,746	672,600	0	75,776	2,618,660

1
At its January 2023 meetings, the Committee increased Mr. Muncrief’s annual base salary rate to $1,250,000, Mr. Ritenour’s annual base salary rate to $680,300, Mr. Gaspar’s annual base salary rate to $680,300, Mr. Harris’s annual base salary rate to $669,300, and Mr. Cameron’s annual base salary rate to $600,000. These rates took effect on February 11, 2023.

2
The dollar amounts reported in this column represent the aggregate grant date fair values of the stock awards, as determined pursuant to FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions used to value stock awards are discussed in Note 4 — Share-Based Compensation of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. For restricted stock, values are based on the closing price of the Company’s common stock on the grant date. In valuing the PSU awards, the Company used a Monte Carlo simulation. The grant date fair value of the PSU awards was determined based on the vesting at target of the units awarded, which is the performance the Company believed was probable on the grant date. If a maximum, rather than target, number of shares is used to determine the maximum award opportunity for the NEOs for the 2023 PSU awards, the grant date value of the awards is as follows: Mr. Muncrief, $15,043,911; Mr. Ritenour, $5,554,783; Mr. Gaspar, $6,171,945; Mr. Harris, $5,554,783; and Mr. Cameron, $3,857,547.

3 This column reflects performance cash bonuses awarded to the NEOs.

4
The dollar amounts reported in this column reflect the aggregate change in the actuarial present value of each participating NEO’s accumulated benefits under the Company’s Defined Benefit Plan during the applicable year. The amounts shown for each year do not reflect payments made to the executives during the applicable year. None of the NEOs received above market or preferential earnings on deferred compensation in any of the reported years. Messrs. Muncrief, Gaspar, Harris, and Cameron joined the Company after Devon’s Defined Benefit Plan was closed to new participants in 2007. At the time the plans closed to new participants, Mr. Ritenour elected to freeze his participation in these plans and instead participate in the Company’s enhanced defined contribution plan. Under the Defined Benefit Plan, Mr. Ritenour continues to earn years of vesting service only.

5 Details for the amounts shown in this column for 2023 are reflected in the supplemental table immediately below.

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EXECUTIVE COMPENSATION (cont.)

The following supplemental table shows the components of “All Other Compensation” for 2023 in the Summary Compensation Table.
Name	Group Term Life Insurance Premiums ($)	401(k) Plan Employer Match and Retirement Contribution ($)	Deferred Compensation Plan Employer Match ($)	Defined Contribution Restoration Plan and Supplemental Contribution Plan Employer Contribution ($)	Other Perquisites ($)1	Charitable Match ($)	Total ($)
Richard E. Muncrief	14,478	43,500	200,697	270,296	48,056	10,000	587,027
Jeffrey L. Ritenour	2,622	43,500	77,836	106,481	16,670	—	247,109
Clay M. Gaspar	2,622	43,500	84,190	114,953	34,954	10,000	290,219
David G. Harris	2,622	43,500	76,264	104,386	17,445	10,000	254,217
Dennis C. Cameron	7,524	43,500	54,877	75,869	15,579	10,000	207,349

1
Perquisites made available to Devon’s executives include the following: financial planning services, an annual executive physical exam, sports/entertainment tickets typically arising from commercial sponsorships of the Company, and limited, pre-approved personal use of Company aircraft, which may include travel for any immediate family members of such NEO included on the trip. The perquisite amounts set forth in the above table consist of the following: Mr. Muncrief — personal use of Company aircraft ($48,056); Mr. Ritenour — financial planning ($12,000) and executive physical ($4,670); Mr. Gaspar — financial planning ($12,000), personal use of Company aircraft ($6,256), executive physical ($4,453), and sports/entertainment tickets ($12,245); Mr. Harris — financial planning ($12,000), executive physical ($3,798), and sports/entertainment tickets ($1,647); Mr. Cameron — financial planning ($12,000) and executive physical ($3,579). Although no reportable perquisite amounts were incurred, Mr. Muncrief and Mr. Gaspar occasionally had their spouses accompany them on business-related flights. However, pursuant to IRS guidance, such travel resulted in taxable income for Mr. Muncrief and Mr. Gaspar for the year, which was calculated at the Standard Industry Fare Level rate.

Grants of Plan-Based Awards
The following Grants of Plan-Based Awards table sets forth information concerning performance bonuses, restricted stock, and performance share units granted during 2023 for the NEOs as described below. The long-term incentive awards reflected below are the only equity-based incentives granted to the NEOs in the year.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards1			Estimated Future Payouts Under Equity Incentive Plan Awards2			All Other Stock Awards: Number of Shares of Stock or Units (# shares)	Grant Date Fair Value of Stock Awards3 ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (# shares)	Target (# shares)	Maximum (# shares)
Richard E. Muncrief	1/24/2023	812,500	1,625,000	3,250,000	—	—	—	—	—
	2/10/2023	—	—	—	—	—	—	61,379	3,900,022
	2/10/2023	—	—	—	46,034	92,068	184,136	—	7,521,956
Jeffrey L. Ritenour	1/24/2023	306,135	612,270	1,224,540	—	—	—	—	—
	2/10/2023	—	—	—	—	—	—	22,663	1,440,007
	2/10/2023	—	—	—	16,998	33,995	67,990	—	2,777,392
Clay M. Gaspar	1/24/2023	340,150	680,300	1,360,600	—	—	—	—	—
	2/10/2023	—	—	—	—	—	—	25,181	1,600,001
	2/10/2023	—	—	—	18,886	37,772	75,544	—	3,085,972
David G. Harris	1/24/2023	301,185	602,370	1,204,740	—	—	—	—	—
	2/10/2023	—	—	—	—	—	—	22,663	1,440,007
	2/10/2023	—	—	—	16,998	33,995	67,990	—	2,777,392
Dennis C. Cameron	1/24/2023	240,000	480,000	960,000	—	—	—	—	—
	2/10/2023	—	—	—	—	—	—	15,739	1,000,056
	2/10/2023	—	—	—	11,804	23,608	47,216	—	1,928,774

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EXECUTIVE COMPENSATION (cont.)

1
The evaluation of the Company’s preset performance scorecard goals for the year may result in a bonus payment of zero. The amounts shown in the columns reflect a range of possible payouts for the performance bonus awards made on the dates indicated; “Threshold ($)” assumes achievement of Threshold results on each scorecard measure used to evaluate 2023 Company performance and “Maximum ($)” assumes achievement of Maximum results on each scorecard measure used to evaluate 2023 Company performance. Performance related to these awards was determined by the Committee following the end of the year and amounts were paid shortly thereafter. The awards were earned and paid at 101% of target levels; actual payouts under these awards are shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. Please refer to “Annual Performance Bonus” on page 42 for more information about 2023 performance bonus goal establishment, evaluation, and determination of actual payments to executives.

2
The evaluation of the Company’s performance for the period may result in a payout of zero shares. The amounts in the “Threshold,” “Target,” and “Maximum” columns reflect the range and midpoint of possible payouts for the PSU awards made on the dates indicated. All awards were made under the 2022 LTIP. The amounts reported for the table’s rightmost column represent the aggregate grant date fair values of the PSUs determined pursuant to FASB ASC Topic 718, excluding the effect of estimated forfeitures. The grant date fair value of the PSU awards was determined based on the vesting at target of the units awarded, which is the performance the Company believed was probable on the grant date. For more information, please see the discussion of “Long-Term Incentives” starting on page 43 of this Proxy Statement. Dividends on the awards are not paid until shares vest. As of December 31, 2023, the awards reflected in this table were trending at 0% of target payout.

3 The amounts reported in the table’s rightmost column reflect the value of the RSA and PSU awards made on the date indicated.
Outstanding Equity Awards at Fiscal Year End
The following table shows the outstanding equity awards held by the NEOs as of December 31, 2023.
	Options Awards1				Stock Awards
							Equity Incentive Plan Awards:
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)2	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)2
Richard E. Muncrief	42,582		41.53	3/3/2024	378,9914	17,168,292
					88,6985	4,018,019
					50,2697	2,277,186	50,2696	2,277,186
					61,3799	2,780,469	46,0348	2,085,340
Jeffrey L. Ritenour					13,8653	628,085
					108,2834	4,905,220
					25,3435	1,148,038
					18,3847	832,795	18,3846	832,795
					22,6639	1,026,634	16,9988	770,009
Clay M. Gaspar					164,5914	7,455,972
					38,5215	1,745,001
					21,8317	988,944	21,8316	988,944
					25,1819	1,140,699	18,8868	855,536
David G. Harris					13,8653	628,085
					108,2834	4,905,220
					25,3435	1,148,038
					18,3847	832,795	18,3846	832,795
					22,6639	1,026,634	16,9988	770,009
Dennis C. Cameron					64,9704	2,943,141
					15,2065	688,832
					11,4907	520,497	11,4906	520,497
					15,7399	712,977	11,8048	534,721

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EXECUTIVE COMPENSATION (cont.)

1 The Option Awards were granted by WPX from the 2013 WPX Energy, Inc. Incentive Plan, as amended (the WPX Plan), and assumed by Devon upon the Merger. All awards are 100% vested.
2 Based on a stock price of $45.30, the last closing price of Devon’s common stock in 2023.

3
The rows reflect RSAs granted in 2020. With each grant, 25% of the shares vest (or vested) on each anniversary of the grant date (i.e., on February 10, 2021, February 10, 2022, February 10, 2023, and February 10, 2024).

4
For PSUs granted in 2021, the number of shares listed is based on the trending level of performance as of December 31, 2023 (142.4%) for the three- year period from January 1, 2021 to December 31, 2023. At its January 2024 meeting, the Committee determined that the Company’s TSR for such period ranked 3rd in the 12-member peer group, which could have provided for a payout of 175% of target. The grant’s value on the last day of the performance period was greater than the “Payout Value Limit” under the terms of the grant agreement, reducing the payout from 175% of target. After the end of 2023, the Committee certified a performance at 142.4% of target and earned shares were released on February 12, 2024. The PSUs reflected in those rows are shown in the same column as our time-based RSAs due to the fact that they were no longer subject to a performance measure following December 31, 2023.

5
The rows reflect RSAs granted in 2021. With each grant, 25% of the shares vest (or vested) on each anniversary of the grant date (i.e., on February 10, 2022, February 10, 2023, February 10, 2024, and February 10, 2025).

6
For PSUs granted in 2022, the number of shares listed is based on the trending level of performance as of December 31, 2023 (50%) for the three-year period from January 1, 2022 to December 31, 2024. The actual number of shares paid out will be based on the Company’s relative TSR, as determined by the Committee following the period pursuant to the grid set forth on page 46 of Devon’s 2022 Proxy Statement, and may be subject to certain limitations set forth in the applicable grant agreements at the time of settlement.

7
The rows reflect RSAs granted in 2022. With each grant, 25% of the shares vest (or vested) on each anniversary of the grant date (i.e., on February 10, 2023, February 10, 2024, February 10, 2025, and February 10, 2026).

8
For PSUs granted in 2023, the number of shares listed is based on the minimum level of performance (50%) for the three-year period from January 1, 2023 to December 31, 2025. The actual number of shares paid out will be based on the Company’s relative TSR, as determined by the Committee following the period pursuant to the grid set forth on page 46 of Devon’s 2023 Proxy Statement, and may be subject to certain limitations set forth in the applicable grant agreements at the time of settlement. The evaluation for the three-year period may result in zero shares, and as of December 31, 2023, the trending level of performance was 0%.

9
The rows reflect RSAs granted in 2023. With each grant, 25% of the shares vest (or vested) on each anniversary of the grant date (i.e., on February 10, 2024, February 10, 2025, February 10, 2026, and February 10, 2027).

Option Exercises and Stock Vested During 2023
The table below shows the number of shares of Devon’s common stock acquired during 2023 upon the vesting of stock awards granted to the NEOs in previous years. No options were exercised by the NEOs in 2023.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)1
Richard E. Muncrief	570,032	31,777,627
Jeffrey L. Ritenour	137,955	8,765,661
Clay M. Gaspar	247,555	13,800,477
David G. Harris	131,568	8,359,831
Dennis C. Cameron	92,580	5,168,818

1
The dollar amounts shown in this column are determined by multiplying the number of shares of common stock acquired upon vesting by the closing per-share market price of Devon’s common stock on the vesting date.

Pension Benefits
Devon maintains a tax qualified defined benefit retirement plan and related trust for certain employees (Defined Benefit Plan). Mr. Ritenour, the only NEO eligible to participate in the plan, elected to have his benefit under the Defined Benefit Plan frozen. Messrs. Muncrief, Gaspar, Harris, and Cameron joined the Company after the Defined Benefit Plan was closed to new participants in 2007. As a result, they are not eligible for a benefit under any of Devon’s defined retirement benefit plans.

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EXECUTIVE COMPENSATION (cont.)

The following table shows the estimated present value, as of December 31, 2023, of accumulated retirement benefits as provided to Mr. Ritenour under the Defined Benefit Plan. Please refer to the discussion titled “Benefit Plans” below for additional details on Devon’s defined benefit plans.
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)1	Payments During Last Fiscal Year ($)
Jeffrey L. Ritenour	Defined Benefit Plan	7	171,701	0

1
The present value of Mr. Ritenour’s accumulated benefits as of December 31, 2023, under the Defined Benefit Plan is calculated assuming 10% of participants would elect a single life annuity, 50% of participants would elect a lump sum, and 40% would elect a 100% joint and survivor annuity. The calculation assumes that Mr. Ritenour would begin receiving payments at normal retirement age (age 65) or when eligible for unreduced benefits, if earlier, and would be vested in those payments. The present value is calculated using the Pri-2012 mortality table with MP-2021 improvement scale, and a discount rate of 5.02% for the Defined Benefit Plan.

Benefit Plans
Defined Benefit Plan
The Defined Benefit Plan is a qualified defined benefit retirement plan that provides benefits based upon employment service with Devon. Each eligible employee who retires is entitled to receive monthly retirement income based upon their final average compensation and years of credited service, and the retirement income is reduced by Social Security benefits payable to the employee. Alternatively, an eligible employee may elect a lump-sum payment at the time of retirement equivalent to the present value of the calculated annuity stream. Final average compensation consists of the average of the highest three consecutive years’ compensation from salary and cash performance bonuses out of the last 10 years. The definition of compensation under the Defined Benefit Plan includes salary and annual performance bonus. Mr. Ritenour elected to have his benefit under the plan frozen at the end of 2007, and effective as of December 31, 2020, the Company’s Defined Benefit Plan was amended to discontinue further benefit accruals.
Contributions by employees are neither required nor permitted under the Defined Benefit Plan. Benefits are computed based on straight-life annuity amounts. Benefits under the Defined Benefit Plan are limited for certain highly compensated employees, including the NEOs, in order to comply with certain requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the Internal Revenue Code.
Normal Retirement
Defined Benefit Plan participants, including Mr. Ritenour, are eligible for normal retirement benefits under the Defined Benefit Plan upon reaching age 65. Normal retirement benefits for the employees participating in the Defined Benefit Plan are equal to 65% of the participant’s final average compensation less any benefits due to the participant under Social Security, multiplied by a fraction, the numerator of which is his or her credited years of service (up to a maximum of 25 years) and the denominator of which is 25.
Defined Contribution Plan — 401(k) Plan
The 401(k) Plan is a qualified defined contribution plan that provides for a Company-matching contribution of up to 6% of compensation and a non-matching company contribution of 8%.

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EXECUTIVE COMPENSATION (cont.)

Nonqualified Deferred Compensation1
The following table shows the contributions, earnings, distributions, and balances for 2023 under Devon’s nonqualified deferred compensation plan and supplemental contribution restoration plans, to the extent the respective NEO participates in such plans. Additional information regarding each plan is provided following the table.
Name	Executive Contributions in Last Fiscal Year ($)1	Company Contributions for Last Fiscal Year ($)2	Aggregate Earnings in Last Fiscal Year ($)3,4	Aggregate Distributions in Last Fiscal Year ($)5	Aggregate Balance at Last Fiscal Year End ($)3,6
Richard E. Muncrief Deferred Compensation Plan Supplemental Contribution Restoration Plans (SCRPs) WPX Deferred Compensation Plan WPX Restoration Plan
	734,989	200,697	33,512	0	2,214,250
	N/A	270,296	53,099	0	640,045
	N/A	N/A	161,923	0	4,852,211
	N/A	N/A	62,736	0	1,295,226
Jeffrey L. Ritenour Deferred Compensation Plan Supplemental Contribution Restoration Plans (SCRPs)
	381,160	77,836	144,313	(2,132)	1,094,721
	N/A	106,481	41,913	0	328,330
Clay M. Gaspar Deferred Compensation Plan Supplemental Contribution Restoration Plans (SCRPs) WPX Deferred Compensation Plan WPX Restoration Plan
	103,990	84,190	70,680	0	483,684
	N/A	114,953	21,408	0	279,982
	N/A	N/A	247,248	0	1,389,491
	N/A	N/A	124,766	0	730,611
David G. Harris Deferred Compensation Plan Supplemental Contribution Restoration Plans (SCRPs)
	96,064	76,264	49,158	0	477,100
	N/A	104,386	35,346	0	310,220
Dennis C. Cameron Deferred Compensation Plan Supplemental Contribution Restoration Plans (SCRPs) WPX Deferred Compensation Plan WPX Restoration Plan
	74,677	54,877	25,824	0	301,917
	N/A	75,869	14,381	0	176,813
	N/A	N/A	28,662	0	356,962
	N/A	N/A	37,054	0	468,117
“N/A” indicates the plan does not permit the participant or, as applicable, the Company to make contributions.

1
The amounts in this column are already included in, and are not in addition to, the amounts in the “Salary” or “Non-Equity Incentive Plan Compensation” columns in the Summary Compensation Table on page 52.

2
The amounts in this column are already included in, and are not in addition to, the amounts in the “All Other Compensation” column of the Summary Compensation Table on page 52. Company contributions are made in arrears during the first month following the fiscal quarter during which the contributions were earned. Company contributions earned by the NEOs during 2023 were deposited in April, July, and October 2023 and January 2024.

3 Messrs. Muncrief, Gaspar, and Cameron participate in the WPX Deferred Compensation Plan and the WPX Restoration Plan. No new contributions may be made to these plans after December 31, 2021.

4
Earnings reflect the returns produced by the investments selected by the applicable NEO. For the Devon Plans, the investment options available to the NEOs are the same options available under the Company’s 401(k) Plan. As of December 31, 2023, investment options consisted of the following (returns for 2023 noted in parentheses): PIMCO Stable Income-Class IV (2.40%); Global Low Volatility Fund (8.26%); US Equity Index Fund (26.06%); International Equity Index Fund (15.49%); TCW Core Fixed Income (5.60%); Fidelity Inflation Bond Index (3.78%); Vanguard Total Bond Market (5.72%); Vanguard Prime Money Market (5.09%). BlackRock LifePath Target-Date Funds (ten funds ranging from 11.14% to 21.63%). For the WPX Deferred Compensation Plan and the WPX Restoration Plan, the investment options are the same in each plan. As of December 31, 2023, investment options consisted of the following (returns for 2023 noted in parentheses): iShares Total US Stock Market Index (26.03%); iShares MSCI Total International Index (15.24%); Fidelity Inflation-Protected Bond Index (3.78%); PIMCO Short Asset Investment (5.66%); TCW Core Fixed Income (5.60%); Vanguard Total Bond Market Index (5.70%); Vanguard Federal Money Market (5.09%); and BlackRock LifePath Target-Date Funds (nine funds ranging from 11.47% to 21.66%). The Company does not guarantee a level of investment return.

5 In-service distributions (if any) are made in accordance with the elections made by the NEO at the time of enrollment in the plan.

6
For the referenced plans, the Aggregate Balance reflects the changes in the plan balance for the NEOs due to contributions (executive and Company), earnings, and distributions. The amounts previously reported in the Summary Compensation Table as compensation to the NEOs are as follows: Mr. Muncrief — $578,116; Mr. Ritenour — $1,125,284; Mr. Gaspar — $258,584; Mr. Harris — $586,292; and Mr. Cameron — $123,126.

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EXECUTIVE COMPENSATION (cont.)

Nonqualified Deferred Compensation Plan
The Nonqualified Deferred Compensation Plan is designed to allow each participating employee, including the NEOs, to contribute up to 70% of his or her base salary and up to 100% of his or her performance bonus and receive a Company match beyond the contribution limits prescribed by the Internal Revenue Service with regard to Devon’s 401(k) Plan. The Nonqualified Deferred Compensation Plan provides executives a tax-effective means to defer a portion of their cash compensation at a minimal cost to the Company.
Unless otherwise distributed in accordance with the terms of a scheduled in-service withdrawal, a participant’s account is payable upon the earlier to occur of the participant’s separation from service, disability, change-in-control event, or death. Payment will be made in the form of a single lump sum unless the participant elects installment payments. In the case of a change-in-control event or death, distribution will be made within ninety days. If the participant experiences a separation from service, distribution will be made within ninety days unless the participant is a specified employee under section 409A of the Internal Revenue Code, in which case payment will be delayed for six months.
A participant may elect to schedule an in-service withdrawal at least two years after the plan year in which deferrals were made in the form of a lump sum or quarterly installment payments over a period of one or more years. Payment will be made (or commence in the case of installments) within thirty days of the first business day of January in the year elected. However, in the event of death, disability, the occurrence of a change-in-control event or separation from service, payment of the participant’s account is determined without regard to any scheduled in-service withdrawal, which will be cancelled.
Investments under the plan mirror those provided to participants under the Company’s 401(k) Plan. Participants are always fully vested in any deferrals made to the plan; vesting of employer contributions follows the four-year graded vesting schedule under the Company’s 401(k) Plan. Vesting is accelerated due to death, disability, retirement, or attainment of normal retirement age (all as defined under the Company’s 401(k) Plan).
The WPX Deferred Compensation plan operated on substantially the same terms as the Devon plan prior to the 2021 merger of the companies. In the year of the Merger, contributions to the WPX plan ceased and NEO participants became participants in the Devon plan.
Supplemental Contribution Restoration Plans
The Supplemental Contribution Restoration Plans (SCRPs) are the Company’s two nonqualified supplemental defined contribution plans. The purpose of the SCRPs is to ensure that participants in the 401(k) Plan who are eligible to receive the supplemental contribution receive the full supplemental contribution despite the limitations imposed by the Internal Revenue Code. A contribution will be made by the Company in an amount equal to the difference between the supplemental contribution that the Company would have contributed under the 401(k) Plan in the absence of the Internal Revenue Code limitations and the actual amount contributed.
Accounts under the SCRPs are payable upon the earlier to occur of a participant’s separation from service, disability, a change-in-control event, or death. Upon a participant’s death or a change-in-control event, a lump sum payment is made within ninety days. If a participant experiences a separation from service, the account is distributed in a lump sum within ninety days unless the participant is a specified employee in which case payment will be subject to a six-month delay.
Investments under the SCRPs mirror those provided to participants under the Company’s 401(k) Plan. Vesting under the plans follows the four-year graded vesting schedule under the Company’s 401(k) Plan. Vesting is accelerated due to death, disability, retirement or attainment of normal retirement age (all as defined under the Company’s 401(k) Plan).
The WPX Restoration plan operated on substantially the same terms as the Devon SCRPs prior to the Merger. In the year of the Merger, contributions to the WPX plan ceased and NEO participants became participants in the Devon plan.

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EXECUTIVE COMPENSATION (cont.)

Potential Payments Upon Termination or Change-In-Control
Devon will be obligated to make certain payments to the NEOs or potentially accelerate the vesting of their equity awards and retirement benefits upon termination of their employment or upon a change-in-control of the Company pursuant to the following plans or agreements:
■
an “Employment Agreement” is applicable to the President and CEO and each of the Executive Vice Presidents,

■
the Defined Benefit Plan,

■
the 401(k) Plan,

■
the SCRPs,

■
the Nonqualified Deferred Compensation Plan, and

■
the Company’s Long-Term Incentive Plans (the Devon 2017 Long-Term Incentive Plan, as amended (the 2017 LTIP), the 2022 LTIP, and the WPX Plan).

Please refer to the discussion in the sections immediately above for information about each of the applicable pension plans and nonqualified deferred compensation plans that the NEOs participate in and may be eligible to receive benefits from in the event of a termination of employment or a change-in-control.
As specified below, the Employment Agreement with Devon’s NEOs provide the following rights to compensation in the event of employment termination.
Accrued Payments Upon Termination of Employment
Upon termination under the agreements, the NEO is entitled to receive the accrued amounts earned during his or her term of employment, including:
(i)
any earned but unpaid salary through the date of termination,

(ii)
the annual performance bonus amount only if the NEO has been employed the entire year upon which such annual performance bonus is based, and

(iii)
amounts he or she is otherwise entitled to under Devon’s employee benefit plans (together, the “Accrued Amounts”).

Rights Upon Termination for Death or Disability
In addition to the Accrued Amounts, if the NEO’s employment terminates by reason of death or disability, the NEO is entitled to receive a pro rata share of any performance bonus for the performance period in which the day of termination occurs (based on the number of days worked in the performance period), payable at the same time it is payable to other participants in the performance bonus plan.
Rights Upon Termination Without Cause and Constructive Discharge
If the NEO’s employment is involuntarily terminated other than for “cause” or the NEO terminates for “good reason,” as those terms are defined in the employment agreements, then in addition to the Accrued Amounts, the NEO is entitled to the following:
■
under the Employment Agreement, a lump sum cash payment equal to three times the aggregate annual compensation which is equal to the sum of:

■
the greater of (x) the NEO’s then-current annual base salary, or (y) the NEO’s annual base salary at any time during the two years before the termination date, and

■
an amount equal to the largest annual performance bonus paid or payable to the NEO for the three consecutive calendar years prior to the date the NEO’s termination occurs,

■
payment of a pro rata share of any bonus for the performance period in which the day of termination occurs (based on the number of days worked in the performance period),

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EXECUTIVE COMPENSATION (cont.)

■
the same basic health and welfare benefits that the executive would otherwise be entitled to receive if the NEO was a Devon employee for 18 months following termination,

■
payment of an amount equal to 18 times the monthly COBRA premium,

■
the same level of life insurance benefits that the NEO would otherwise be entitled to receive if the NEO was a Devon employee for three years following termination, and

■
payment of a reasonable amount for outplacement services commensurate with the NEO’s title and position with the Company and other executives similarly situated in other companies in Devon’s peer group.

Termination Following a Change-in-Control
Under the agreements, if within 24 months following a change-in-control of the Company, the NEO:
■
is terminated without “cause” by Devon, or

■
terminates his or her employment with Devon for “good reason,” as each of those terms are defined in the agreements, then, in addition to the Accrued Amounts and the rights set forth above in the section titled “Rights Upon Termination Without Cause and Constructive Discharge,” three years of service and age shall be added to the NEO’s actual years of service and actual age when determining the NEO’s entitlement under the Company’s Retiree Medical Benefit Coverage.

“Change-in-control” is defined as the date on which one of the following occurs:
■
an entity or group acquires 30% or more of Devon’s outstanding voting securities,

■
the incumbent Board ceases to constitute at least a majority of Devon’s Board, or

■
a merger, reorganization or consolidation is consummated, after stockholder approval, unless

■
substantially all of the stockholders prior to the transaction continue to own more than 50% of the voting power after the transaction,

■
no person owns 30% or more of the combined voting securities, and

■
the incumbent Board constitutes at least a majority of the Board after the transaction.

Payment Conditions
The agreements require a NEO to execute a waiver agreement as a condition to receipt of the payments described in the sections “Rights Upon Termination Without Cause and Constructive Discharge” and “Termination Following a Change-in-Control” above. By executing the waiver, the NEO effectively releases Devon from any waivable claims. The agreements also include a non-disparagement provision and a non-solicitation provision covering employees of Devon and Devon’s affiliates that applies for 36 months following a NEO’s termination date under the Employment Agreement.
Long-Term Incentive Awards
Subject to the terms of the applicable LTIP under which an award is made, unvested portions of outstanding awards may be accelerated upon the retirement, disability, or termination of the NEO for an approved reason. Award agreements provide for automatic vesting upon the death of the NEO. The 2017 and 2022 LTIPs do not provide for the automatic acceleration of unvested portions of outstanding awards in the event of a change-in-control unless a job loss occurs or the acquiring company is not listed on a national securities exchange. The WPX Plan provided for acceleration of vesting of outstanding awards in the event of a job loss following a change-in-control. Devon award agreements provide that NEOs who meet certain years-of-service and age criteria (such individuals deemed to be “Post-Retirement Vesting Eligible”) are eligible to continue to vest as scheduled in outstanding awards following retirement subject to, among other things, annual execution of a confidentiality agreement that includes non-solicitation and non-competition covenants. Under the 2017 LTIP and 2022 LTIPs, employment terminations occurring prior to the first anniversary of the grant date may result in a pro rata reduction in the number of shares underlying the award depending on the circumstances of the termination pursuant to a formula that considers the number of days from the grant date to the termination date. PSUs that vest on an accelerated basis as a result of death will vest at the target award level. In the event of a change-in-control, treatment of PSUs is determined by whether an acquiring company assumes the awards.

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EXECUTIVE COMPENSATION (cont.)

The following tables provide the estimated compensation and present value of benefits potentially payable to each NEO upon a termination of employment of the NEO. The benefit values shown do not include benefits that are broadly available to substantially all salaried employees. The amounts shown assume that a termination or change-in-control occurred on December 31, 2023. For Messrs. Muncrief and Cameron, the amounts in the Retirement/Voluntary Termination column reflect that those individuals are considered “Post-Retirement Vesting Eligible” under the Devon award agreements. The actual amounts to be paid can only be determined at the time of an executive’s actual separation from the Company. The footnotes for each of the following tables are presented after the final table.
Potential Payments Upon Termination Or Change-In-Control1
Richard E. Muncrief
Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause ($)	Termination With Cause ($)	Disability ($)	Death ($)	Change in Control — No Job Loss ($)	Change in Control — Job Loss ($)
Base Salary/Performance Bonus2	0	12,718	0	1,641	1,641	0	12,718
Accelerated Vesting of Restricted Stock3,7	8,771	8,771	0	0	9,076	0	9,076
Performance Share Units4,7	19,445	19,445	0	0	25,893	0	25,893
Other Benefits5	0	117	0	0	0	0	117
Total6	28,216	41,051	0	1,641	36,610	0	47,804
Jeffrey L. Ritenour
Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause ($)	Termination With Cause ($)	Disability ($)	Death ($)	Change in Control — No Job Loss ($)	Change in Control — Job Loss ($)
Base Salary/Performance Bonus2	0	5,561	0	557	557	0	5,561
Accelerated Vesting of Restricted Stock3,7	0	3,523	0	0	3,636	0	3,636
Performance Share Units4,7	0	5,738	0	0	8,111	0	8,111
Other Benefits5	0	101	0	0	0	0	101
Total6	0	14,923	0	557	12,304	0	17,409
Clay M. Gaspar
Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause ($)	Termination With Cause ($)	Disability ($)	Death ($)	Change in Control — No Job Loss ($)	Change in Control — Job Loss ($)
Base Salary/ Performance Bonus2	0	6,020	0	687	687	0	6,020
Accelerated Vesting of Restricted Stock3,7	0	3,750	0	0	3,875	0	3,875
Performance Share Units4,7	0	8,445	0	0	11,145	0	11,145
Other Benefits5	0	101	0	0	0	0	101
Total6	0	18,316	0	687	15,707	0	21,141
David G. Harris
Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause ($)	Termination With Cause ($)	Disability ($)	Death ($)	Change in Control — No Job Loss ($)	Change in Control — Job Loss ($)
Base Salary/Performance Bonus2	0	5,531	0	608	608	0	5,531
Accelerated Vesting of Restricted Stock3,7	0	3,523	0	0	3,636	0	3,636
Performance Share Units4,7	0	5,738	0	0	8,111	0	8,111
Other Benefits5	0	101	0	0	0	0	101
Total6	0	14,893	0	608	12,355	0	17,379

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EXECUTIVE COMPENSATION (cont.)

Dennis C. Cameron
Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause ($)	Termination With Cause ($)	Disability ($)	Death ($)	Change in Control — No Job Loss ($)	Change in Control — Job Loss ($)
Base Salary/Performance Bonus2	0	4,303	0	485	485	0	4,303
Accelerated Vesting of Restricted Stock3,7	1,844	1,844	0	0	1,922	0	1,922
Performance Share Units4,7	3,464	3,464	0	0	5,054	0	5,054
Other Benefits5	0	95	0	0	0	0	100
Total6	5,308	9,706	0	485	7,461	0	11,379
1 Values in thousands (except in footnotes).
2 The tables assume a December 31, 2023 employment termination. In such a scenario, each executive would be entitled to the performance bonus earned.
3 Values displayed for acceleration of vesting of restricted stock represent the 2023 year-end closing market price of Devon’s common stock, which was $45.30 per share.

4
In the case of a without “cause” employment termination, performance share units remain outstanding for the duration of the performance period and thereafter pay out to the executive officer at the level earned based on the level of performance certified by the Committee. Values displayed represent the trending shares of outstanding grants multiplied by the 2023 year-end closing market price of Devon’s common stock, which was $45.30.

5
Executive officers are entitled to (i) 36 months of post-termination company-paid life insurance, coverage of $1,000,000, valued based on age; ii) the equivalent of 18 months of continuing health benefits less applicable active employee premiums following termination without “cause” or following their termination in connection with a change in control; (iii) a payment in an amount equal to 18 times the monthly COBRA premium following termination without “cause” or following their termination in connection with a change in control; and (iv) outplacement services with a maximum value of $20,000. For Mr. Cameron, the amounts reported also include an enhancement in post-retirement medical benefits of approximately $4,880, upon a change in control.

6
Devon’s nonqualified employee benefit plans, including the Deferred Compensation Plan, and employment agreements are subject, all or in part, to Section 409A of the Internal Revenue Code, which requires certain payments made under these plans and agreements to be delayed for six months following termination of employment.

7
In the case of a change in control, restricted stock only vests if the change in control results in a job loss for the NEO. For PSUs, shares only vest if change in control results in a job loss for the NEO or if the award is not assumed by the acquiring entity. The value shown anticipates that the award is assumed by the acquiring entity. If the award is not assumed by the acquiring entity, the PSUs vest at the greater of target level or performance trend on the date of the change-in-control, but are pro-rated for the time of the performance period that has elapsed, which as of December 31, 2023 would be valued as follows: Mr. Muncrief, $21,594,736; Mr. Ritenour, $6,528,938; Mr. Gaspar, $9,344,922; Mr. Harris, $6,528,938; and Mr. Cameron, $3,993,618.

CEO Pay Ratio
Section 953(B) of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires certain public companies to disclose the median pay of Company employees, the method of determining median employee pay (the median of the total annual compensation of all employees other than the CEO), and the ratio of CEO pay to median employee pay. Devon’s employees, which are all located in the U.S., are included in the calculation of median pay based on Devon’s employee population as of December 31, 2023.
For CEO pay, Devon used the amount for 2023 reflected in the Summary Compensation Table for the Company’s current CEO (Richard E. Muncrief), which includes LTI granted in the year. In determining the median pay of employees, Devon at year end selected the median-paid employee by aggregating base pay, performance bonus, and LTI for the year. Once the median-paid employee was determined, the remaining compensation elements, such as Company retirement arrangement contributions, were added to the total in order to compare the same elements of compensation that are reflected for the current CEO within the Summary Compensation Table. Based on this methodology, CEO pay is $14.9 million, median employee pay is $175.3 thousand, and the ratio is 85:1.

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EXECUTIVE COMPENSATION (cont.)

Pay Versus Performance Disclosure
As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last four completed calendar years. “Compensation actually paid” includes payments made to executives during the applicable year such as salary, performance bonus, and various benefits. The SEC’s valuation methods for this section emphasize the changes in fair value of equity awards under applicable financial accounting standards, and as such, references to “compensation actually paid” below reflects the change in equity award values on the applicable calculation dates and does not necessarily reflect what our NEOs received year-to-year by grant, vesting, or exercise. The three PvP tables below, along with three PvP charts and their respective footnotes, are Devon’s disclosure under the applicable regulation.
PvP Table 1: Named Executive Officer “Compensation Actually Paid”1,10
Year	SCT Total CEO2,4	“Compensation Actually Paid” to CEO3,4	Average SCT Total for Other NEOs2,5	Average “Compensation Actually Paid” to Other NEOs3,5	Value of a $100 Investment in Devon Based on Cumulative TSR6,10	Value of a $100 Investment in the Peer Group Based on Cumulative TSR6,7,10	Post-Tax Net Income8,10	CROCE9,10
2023	$14,883	$814	$5,502	$1,204	$226	$152	$3.737B	42%
2022	$14,525	$41,216	$5,374	$12,292	$285	$143	$6.031B	62%
2021-Muncrief	$11,915	$48,059	$4,596	$15,151	$191	$121	$2.808B	39%
2021-Hager	$3,391	$32,289
2020	$13,355	$4,514	$4,536	$1,594	$65	$58	$(2.688B)	27%

1
Dollar amounts are shown in thousands, except where otherwise indicated. Amounts in parentheses are negative. References to our CEO are also references to our principal executive officer (“PEO”) for purposes of this section.

2 “SCT Total” is the Summary Compensation Table’s total for the applicable year.
3 The calculation for “Compensation Actually Paid” is shown in “PvP Table 3”.

4
The CEO for each year is as follows:

2023: Richard E. Muncrief
2022: Richard E. Muncrief
2021: Richard E. Muncrief, from January 7th to the end of the year; David A. Hager, from January 1st to 6th. After January 6th, Mr. Hager assumed the position of Executive Chair of the Board of Directors until his retirement in early 2023.
2020: David A. Hager

5
The other NEOs for each year are as follows:

2023: Dennis C. Cameron, Clay M. Gaspar, David G. Harris, and Jeffrey L. Ritenour.
2022: Dennis C. Cameron, Clay M. Gaspar, David G. Harris, and Jeffrey L. Ritenour.
2021: Tana K. Cashion, Clay M. Gaspar, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor.
2020: Tana K. Cashion, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor.

6
“TSR” is Total Shareholder Return including reinvested dividends. It is a measure of finance performance indicating the growth or decline in an investment’s value over a specified period. For 2023, “Cumulative TSR” is measured from the last trading day of 2019 to the last trading day of 2023; for 2022, the range is the last trading day of 2019 to the last trading day of 2022; for 2021, the range is the last trading day of 2019 to the last trading day of 2021; and for 2020, the range is the last trading day of 2019 to the last trading day of 2020. For Devon, Cumulative TSR for 2023, 2022, 2021, and 2020 was 226%, 185%, 91%, and -35%, respectively. For the Peer Group, Cumulative TSR was 152%, 43%, 21%, and -42% for the same periods.

7
The 2022 and 2023 peer group was the SPDR S&P Oil & Gas Exploration & Production ETF (Symbol: XOP). The 2021 peer group was comprised of APA Corporation, ConocoPhillips, Continental Resources, Diamondback Energy, Inc., EOG Resources, Inc., Marathon Oil Corporation, Ovintiv, Inc., Pioneer Natural Resources Company, and the S&P Midcap 400 Index. Cimarex Energy Co. is excluded from this Cumulative TSR calculation due to its subsequent acquisition, and the S&P Midcap 400 is excluded due to incomparability on a market capitalized basis. The 2020 peer group was comprised of APA Corporation, Chesapeake Energy Corporation, Cimarex Energy Co, Continental Resources, Inc., EOG Resources, Inc., Marathon Oil Corporation, Occidental Petroleum Corporation, Ovintiv, Inc., and Pioneer Natural Resources Company. Chesapeake Energy Corporation is excluded from this Cumulative TSR calculation due to the impact of their subsequent bankruptcy filing, and Cimarex Energy Co. is excluded due to the company’s subsequent acquisition.

8 Post-Tax Net Income is disclosed in the Comprehensive Statements of Consolidated Earnings of Devon’s annual report as “Comprehensive earnings (loss) attributable to Devon.”

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EXECUTIVE COMPENSATION (cont.)

9
Cash Return on Capital Employed (CROCE) is an important financial measure used by the Company to link “compensation actually paid” to Company performance because of the importance of capital efficiency to successful operations in the oil and gas exploration and production industry. In Devon’s annual performance scorecard published in the “Annual Performance Bonus” section of this and prior Proxy Statements, CROCE was weighted as the joint-highest measure of performance on preset annual goals. The Company’s other important financial measures used to link “compensation actually paid” to Company performance are used to calculate Devon’s Annual Performance Bonus and can be found on page 42.

10 The PvP Charts below illustrate the relationship between various performance measures and “Compensation Actually Paid.”
PvP Table 2: Other Measures important in Linking Performance to “Compensation Actually Paid”
Other Important Measures1
Free Cash Flow (FCF)	Emissions Reduction	ESG & Community Engagement	Total Oil & Gas Production	Total Capital Expenditures

1
These are the measures, in addition to CROCE, used to determine 2023 NEO performance bonuses. For more information on measures used to determine performance bonuses, see section “Annual Performance Bonus” in this Proxy Statement and similar disclosures in prior Proxy Statements.

PvP Table 3: Converting Summary Compensation Table Total to “Compensation Actually Paid”1,2,3
			Subtract (-)	Subtract (-)	Add (+)	Add (+)	Equals (=)
Year	Executive	SCT Total Compensation	Fair Value of Stock-Based Awards Granted During the Year	Change in Pension Value for the Year	The difference in the fair value from start to end of the year for all stock awards outstanding4	Pension Service Cost and Cost of Additional Pension Benefits Due to Plan Amendment	“Compensation Actually Paid”
2023	CEO	$14,883	$11,422	$0	$(2,647)	$0	$814
	Other NEO Average	$5,502	$4,012	$6	$(279)	$0	$1,204
2022	CEO	$14,525	$10,405	$0	$37,096	$0	$41,216
	Other NEO Average	$5,374	$3,717	$0	$10,635	$0	$12,292
2021	CEO-Muncrief	$11,915	$8,311	$0	$44,455	$0	$48,059
	CEO-Hager	$3,391	$712	$0	$29,610	$0	$32,289
	Other NEO Average	$4,596	$1,881	$0	$12,436	$0	$15,151
2020	CEO	$13,355	$9,509	$0	$668	$0	$4,514
	Other NEO Average	$4,536	$2,405	$1,038	$501	$0	$1,594
1 Dollar amounts are shown in thousands, except where otherwise indicated. Amounts in parentheses are negative. References to our CEO are also references to our PEO for purposes of this section.
2 The CEO for each year is as follows:
2023: Richard E. Muncrief
2022: Richard E. Muncrief

2021: Richard E. Muncrief, from January 7th to the end of the year; David A. Hager, from January 1st to 6th. After January 6th, Mr. Hager assumed the position of Executive Chair of the Board of Directors until his retirement in early 2023.

2020: David A. Hager
3 The other NEOs for each year are as follows:
2023: Dennis C. Cameron, Clay M. Gaspar, David G. Harris, and Jeffrey L. Ritenour.
2022: Dennis C. Cameron, Clay M. Gaspar, David G. Harris, and Jeffrey L. Ritenour.
2021: Tana K. Cashion, Clay M. Gaspar, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor.
2020: Tana K. Cashion, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor.

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Our Company
EXECUTIVE COMPENSATION (cont.)

4
The process for determining the change in fair value under applicable financial accounting standards for stock-based compensation for this exhibit is substantially similar to that used for determining accounting value at the time of grant. For RSAs, the fair value is determined by multiplying the Fair Market Value of the underlying stock by the number of shares granted. For the interim calculations in this table, the product of the shares outstanding multiplied by the stock price at the beginning of the year (or at grant) is subtracted from the same calculation at the end of the year (or at vest). To determine grant value of PSUs, a Monte-Carlo simulation assimilating 10,000 potential outcomes is used. The Monte-Carlo simulation was rerun at the beginning and end of the year covered by this disclosure to create the interim valuations required. The table below reconciles the change in fair value of outstanding stock-based compensation awards for the period covered by this disclosure; amounts are shown in thousands. No awards were forfeited by NEOs during this period. Dividend equivalents earned on grants are included in the fair value of the awards and no other payments were made.

	2023		2022			2021		2020
Items Added (Subtracted) to Determine Change in Fair Value	CEO	Other NEO Average	CEO	Other NEO Average	CEO- Muncrief	CEO- Hager	Other NEO Average	CEO	Other NEO Average
Year End Fair Value- Awards Made During Entire Year	$7,265	$2,552	$13,005	$4,533	$18,136	$1,555	$5,130	$7,572	$1,915
Change in Fair Value- Awards Outstanding During Year	$(6,627)	$(2,386)	$15,003	$4,105	$24,292	$17,015	$5,653	$(4,435)	$(935)
Change in Fair Value- Awards Vesting During Year	$(3,285)	$(446)	$9,088	$1,997	$2,027	$11,040	$1,653	$(2,469)	$(479)
Total Change in Fair Value	$(2,647)	$(279)	$37,096	$10,635	$44,455	$29,610	$12,436	$668	$501
PvP Charts: Relationship Between Performance Measures and “Compensation Actually Paid”
The following charts illustrate the relationship between “Compensation Actually Paid” and performance on the measures identified in PvP Table 1 above.

Value of a $100 Investment in Devon and the Peer Group Based on Cumulative TSR and "Compensation Actually Paid"[1,2,3,4]

"COMPENSATION ACTUALLY PAID" ($000)
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$300
$250
$200
$150
$100
$50
$0
VALUE OF A $100 INVESTMENT
2020
2021
2022
2023
CEO-Muncrief
CEO-Hager
Other NEO Average
Value of a $100 Investment in Devon Based on Cumulative TSR
Value of a $100 Investment in the Peer Group Based on Cumulative TSR

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EXECUTIVE COMPENSATION (cont.)

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Our Company
EXECUTIVE COMPENSATION (cont.)

1 All dollar amounts shown in thousands unless otherwise labeled.

2
The CEO for each year is as follows:

2022, 2023: Richard E. Muncrief
2021: Richard E. Muncrief, from January 7th to the end of the year; David A. Hager, from January 1st to 6th. After January 6th, Mr. Hager assumed the position of Executive Chair of the Board of Directors until his retirement in early 2023.
2020: David A. Hager

3
The other NEOs for each year are as follows:

2023: Dennis C. Cameron, Clay M. Gaspar, David G. Harris, and Jeffrey L. Ritenour.
2022: Dennis C. Cameron, Clay M. Gaspar, David G. Harris, and Jeffrey L. Ritenour.
2021: Tana K. Cashion, Clay M. Gaspar, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor.
2020: Tana K. Cashion, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor.

4 TSR, including reinvested dividends, is the performance measure on which the stock-based compensation component of “Compensation Actually Paid” is based.

5
CROCE is an important financial measure used by the Company to link “compensation actually paid” to Company performance because of the importance of capital efficiency to successful operations in the oil and gas exploration and production industry. In Devon’s annual performance scorecard published in the “Annual Performance Bonus” section of this Proxy Statement (and the same section title in the 2021 and 2020 Proxy Statements), CROCE was weighted the joint-highest measure of performance on preset annual goals. The calculation for CROCE can be found in Appendix A to this document.

6
Post-Tax Net Income is a measure of profitability. These numbers are reported as “Comprehensive earnings (loss) attributable to Devon” in the Company’s annual Consolidated Statements of Comprehensive Earnings. During the period covered by this disclosure, Devon did not tie any compensation plans or programs directly to this measure.

Equity Compensation Plan Information
The following table sets forth information about Devon’s common stock as of December 31, 2023, that may be issued under Devon’s equity compensation plans:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)3
Equity compensation plans approved by security holders	1,618,9961	$40.232	36,708,164
Equity compensation plans not approved by security holders	0	0	0
Total	1,618,9961	$40.232	36,708,164

1
Represents 51,254 outstanding options granted under the WPX Plan and assumed by Devon at the time of the closing of the Merger in January 2021, 1,547,339 outstanding performance share units, and 20,403 outstanding restricted stock units. Shares for performance share units are included assuming target payout but may be paid out at greater or lesser amounts, or not at all, according to the achievement of performance goals.

2 The weighted-average exercise price only applies to stock options.

3
Represents shares available for issuance pursuant to awards under the 2022 LTIP, which may be in the form of stock options, restricted stock awards, restricted stock units, performance units, or stock appreciation rights. Other than the 2022 LTIP, no new awards will be made under any other Devon long-term incentive plan in effect as of December 31, 2023. Under the 2022 LTIP, any shares granted as stock options or stock appreciation rights count against the number of securities available for future issuance under the 2022 LTIP as one share for each share granted. With respect to any other awards under the 2022 LTIP, any shares granted count against the number of securities available for future issuance under the 2022 LTIP as 1.74 shares for each share granted. The 2022 LTIP also provides that shares covered by awards under any Devon long-term incentive plans that are forfeited, cancelled, or expire after the effective date of the 2022 LTIP are added to the shares available for issuance under the 2022 LTIP.

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Our Stockholders
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners
The following table sets forth the only persons known to the Company to be the owners of more than five percent of the outstanding shares of the Company’s common stock as of December 31, 2023 (unless an earlier date is noted), based on the information available as of March 31, 2024, according to reports filed with the SEC:

	Common Stock
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class1
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	73,897,6532	11.68%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	51,995,0013	8.22%
State Street Corporation State Street Financial Center 1 Congress Street, Suite 1 Boston, MA 02114-2016	40,030,8264	6.33%
1 Percentage calculated using the Company’s outstanding share count as of April 8, 2024.

2
Information based on a Schedule 13G/A filed with the SEC on February 13, 2024. That filing indicates that The Vanguard Group has sole voting power as to none of the shares, shared voting power as to 839,548 shares, sole dispositive power as to 71,114,438 shares, and shared dispositive power as to 2,783,215 shares.

3
Information based on a Schedule 13G/A filed with the SEC on January 25, 2024. That filing indicates that BlackRock, Inc. has sole voting power as to 47,873,893 shares, shared voting power as to none of the shares, sole dispositive power as to 51,995,001 shares, and shared dispositive power as to none of the shares.

4
Information based on a Schedule 13G/A filed with the SEC on January 30, 2024. That filing indicates that State Street Corporation has sole voting power as to none of the shares, shared voting power as to 30,447,212 shares, sole dispositive power as to none of the shares, and shared dispositive power as to 40,006,064 shares.

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Our Stockholders
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (cont.)

Security Ownership of Management
The following table sets forth as of March 31, 2024, the number and percentage of shares of our common stock beneficially owned by each of our named executive officers, Directors, and Director nominees and by all our executive officers, Directors, and Director nominees as a group. Unless otherwise noted, the persons named below have sole voting and investment power of their respective beneficially owned shares.
	Common Stock
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership1	Percent of Class
Richard E. Muncrief*	2,141,4142	**
Clay M. Gaspar	787,5583	**
Jeffrey L. Ritenour	420,457	**
David G. Harris	333,5584	**
Dennis C. Cameron	255,985	**
Tana K. Cashion	124,182	**
John E. Bethancourt*	100,2065	**
Barbara M. Baumann*	83,309	**
Robert A. Mosbacher, Jr.*	78,540	**
Karl F. Kurz*	76,528	**
Kelt Kindick*	69,8546	**
John Krenicki Jr.*	48,762	**
Valerie M. Williams*	34,245	**
Ann G. Fox*	31,454	**
Gennifer F. Kelly*	6,220	**
Michael N. Mears*	6,220	**
All of our Directors and executive officers as of March 31, 2024, as a group (16 persons)	4,598,4907	**
* Director
** Less than 1%

1
For purposes of this table, shares beneficially owned consist of (i) shares of common stock (including unvested shares of restricted stock granted under the 2017 and 2022 LTIP with respect to which executive officers and Directors have voting power) and (ii) restricted stock units held subject to the terms of the applicable long-term incentive plan by certain Directors over which such individuals have no voting or investment power, as follows: Ms. Baumann, 6,615; Mr. Bethancourt, 4,596; Mr. Kindick, 4,596; Mr. Kurz, 20,613; and Ms. Williams, 25,651.

2 Includes 168,408 shares held in a foundation in which Mr. Muncrief shares voting and investment control.
3 Includes (i) 194,175 shares held through a trust of which Mr. Gaspar’s spouse is the sole trustee and (ii) 186,289 shares held by Mr. Gaspar’s spouse.
4 Includes 14,717 shares held through trusts in which Mr. Harris shares voting and investment control.
5 Includes 941 shares held through a trust in which Mr. Bethancourt shares voting and investment control.
6 Includes 42,590 shares held through a trust of which Mr. Kindick’s spouse is both the sole trustee and the sole beneficiary.
7 Includes 62,071 restricted stock units held by certain Directors subject to the terms of the applicable long-term incentive plan.

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Devon Energy Corporation
AGENDA ITEM 4. STOCKHOLDER PROPOSAL FOR BYLAW AMENDMENT:
STOCKHOLDER APPROVAL OF DIRECTOR COMPENSATION

The Company has been notified by Mr. John Chevedden that the following proposal is to be presented for consideration at the Annual Meeting. This proposal will be voted on if it is properly presented at the Annual Meeting. The Company will provide to any stockholder, promptly upon receipt of the stockholder’s written or oral request, Mr. Chevedden’s address and the number of shares of the Company’s common stock held by Mr. Chevedden.
The Board of Directors unanimously recommends a vote AGAINST the adoption of this stockholder proposal.
The Company is not responsible for the content of this stockholder proposal, including the supporting statement and the checkmark graphic.
Stockholder Proposal for Bylaw Amendment: Stockholder Approval of Director Compensation
The Bylaws of Devon Energy Corporation are amended as follows:
Article III Section 9. is deleted and replaced in its entirety as follows:
Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors. The Board shall not have any authority to fix the compensation of directors. The compensation of directors the Corporation pays shall be fixed at $1 in a fiscal year; provided, however, the Corporation may pay, grant, or award compensation greater than $1 in a fiscal year if such compensation has been (1) disclosed to stockholders in advance of the fiscal year in which the Corporation will pay, grant, or award such compensation; (2) submitted to an approval vote of stockholders at an annual or special meeting of stockholders in advance of the fiscal year in which the Corporation will pay, grant, or award such disclosed compensation; and (3) approved by a majority of stockholder votes present in person or represented by proxies and entitled to vote cast in favor of the disclosed annual compensation at an annual or special meeting of stockholders in advance of the fiscal year in which the Corporation will pay, grant, or award such compensation, which majority shall include only stockholder votes of stockholders that are not directors of the Corporation. No such compensation shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.
Supporting Statement
Devon Energy stockholders seek an independent Board, one that has as its sole objective representing stockholders without conflict of interest. One interest pertains to compensation and how Devon Energy compensates directors for board service. Stockholders seek the authority to approve compensation that directors receive from Devon Energy.
Stockholders want and need authority over how and how much Devon Energy compensates directors. If stockholders approve compensation, then directors have the greatest incentive to work in the sole interest of stockholders. Currently, directors design and approve compensation with no approval from stockholders. Directors receive whatever compensation they desire. This bylaw amendment corrects this problem.
The bylaw amendment provides for a stockholder vote on director compensation. Directors can continue to design and propose compensation structure and amount, including the mix and amount of cash and equity. Stockholders will have final approval over whether directors receive what directors propose. Stockholders will vote on director compensation as disclosed in the proxy statement for a stockholder meeting before the fiscal year in which directors receive that compensation. Stock owned by directors will not count in the vote, so the vote result represents the independent views of stockholders.
I urge stockholders to approve this bylaw amendment and assume proper authority over the compensation of directors who represent us.

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Devon Energy Corporation
AGENDA ITEM 4. STOCKHOLDER PROPOSAL FOR BYLAW AMENDMENT:
STOCKHOLDER APPROVAL OF DIRECTOR COMPENSATION (cont.)

Opposition Statement of the Company:
The Board has carefully reviewed the stockholder proposal and, for the reasons described below, recommends that you vote “AGAINST” it.
Our Board engages in sound corporate governance practices for its director compensation program that have enabled the Company to attract and retain highly qualified directors
Our Board believes it is vital to maintain a director compensation program that attracts and retains highly qualified directors and aligns the long-term interests of our Board and stockholders. Our Board also recognizes it is important to provide the Company’s stockholders with fulsome disclosures of (i) the Board’s processes for determining director compensation and (ii) the amount and form of compensation earned by our Directors. This Proxy Statement reflects that our Board continues to engage in sound corporate governance practices with director compensation. Some of those practices are highlighted below.
Our Board’s Compensation Committee is responsible for annually reviewing and recommending the compensation for the non-employee Directors of our Board. Compensation is reviewed and approved by our Board following the recommendation of the Compensation Committee. As part of its ordinary course processes for director compensation, the Compensation Committee periodically obtains data on the director compensation for Devon’s principal competitors and other comparable companies. The Compensation Committee also engages an independent consultant to supplement the data and provide additional information on director compensation and other compensation-related practices. These processes have resulted in director compensation that we believe is competitive, reasonable, and appropriate for the Company. Devon’s director compensation is within market norms and is heavily weighted toward equity in the Company. Our Directors keenly focus on enhancing stockholder value over the long-term and, therefore, the Board requires that each Director hold Devon stock worth a minimum of $500,000. That ensures that our Directors—like our stockholders—share a significant stake in the performance of the Company. Simply put, our Directors have high standards and expect strong performance from themselves and the Company.
Our Board believes that our director compensation program has enhanced the ability of the Company to attract and retain highly qualified Directors. As further discussed in the “Director Skills and Experience” section beginning on page 14, Devon’s Board is composed of Directors who individually and collectively possess significant experience and expertise in areas that are highly relevant for a large upstream exploration and production company with many different business, operational, financial, and strategic matters that require Director attention. Furthermore, the Board actively reviews the performance and the mix of skills and experience of the Board in light of the strategic direction of the Company. This has resulted in a Board with a range of service tenures, which balances experience with fresh perspective.
Our Directors are elected annually and have consistently received high voting support from our stockholders. At our 2023 Annual Meeting of Stockholders, our Directors received on average approximately 96% approval from our stockholders. Our Board also (i) maintains a number of means for stockholders to provide feedback and (ii) receives frequent updates on the Company’s stockholder engagement efforts. With a strong director compensation program, an annual vote on our Directors, and a variety of methods to communicate with the Company and provide feedback to the Board, we believe that the stockholder proposal is unnecessary and, worse, potentially harms the Company.
The stockholder proposal, if approved, would inject significant distraction, expense, and upheaval into Devon’s corporate governance and impair the Company’s ability to attract and retain highly qualified directors
Our Board believes that effective board-level strategic decision-making and risk management practices require focus and a long-term outlook. As reflected in this Proxy Statement, our Board has several significant priorities that demand attention throughout the year—delivering returns to our stockholders; maintaining a strong balance sheet; promoting high operational execution; reviewing the strategic landscape for assets; protecting human safety and health; advancing our sustainability program; and cultivating a corporate culture that values performance and one another—to name a few. Additional stockholder meetings require time and attention, as annual and special stockholder meetings involve a host of workflows. For each stockholder meeting, the Company must prepare, print, and distribute disclosure documents to stockholders, solicit proxies, hold the meeting, and tabulate votes, among other things. The Board is involved in several aspects of these workflows, including the review of certain disclosure documents and approval of certain other matters

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Devon Energy Corporation
AGENDA ITEM 4. STOCKHOLDER PROPOSAL FOR BYLAW AMENDMENT:
STOCKHOLDER APPROVAL OF DIRECTOR COMPENSATION (cont.)

related to the meeting. Our Board’s calendar is typically dense. In 2023 alone, Devon’s Board and Board Committees met 36 times. The stockholder proposal could, therefore, lead to significant additional expense and hours of work without a beneficial upside.
The Board believes that the stockholder proposal is punitive; limiting director compensation to $1 in a year is intended to humiliate. Accordingly, we believe that prospective board candidates would have good reason to be wary of serving at a company that is subject to such a noxious condition for compensation. Adoption of the proposal would lead to constant (i) uncertainty about whether our Directors will be compensated for their services and (ii) distraction from the core duties and responsibilities of the Board, which is to address the Company’s significant priorities and ultimately generate long-term value for stockholders. We believe that adoption of the proposal would inevitably risk departures from the Board; most people do not choose to perform work for free that is intense, time-consuming, and potentially subject to liability and public scrutiny. Because the proposal (if adopted) has no sunset, the Company could encounter ongoing difficulties in attracting new Directors. The Company competes for director talent. Since the Company’s competitors do not have severe impediments for director compensation, we believe that the Company would be at a competitive disadvantage if this proposal is adopted. Distraction, uncertainty, and upheaval are not a formula for maintaining a high-functioning, high-quality board.
Devon’s director compensation program is the product of sound corporate governance practices. We believe that our Board compensation is competitive and reasonable. As a result, the Company is able to attract, retain, and motivate directors to serve on our Board who are dedicated to the interests of the Company’s stockholders. We strongly recommend that stockholders vote “Against” this proposal.
For the foregoing reasons, the Company’s Board of Directors recommends that stockholders vote “AGAINST” the proposal for Bylaw Amendment: Stockholder Approval of Director Compensation.

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Our Stockholders
SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

Proposals for Inclusion in Our 2025 Proxy Statement
SEC rules permit stockholders to submit proposals to be included in our Proxy Statement if the stockholder and the proposal satisfy the requirements specified in Rule 14a-8 under the Securities Exchange Act of 1934. For a stockholder proposal to be considered for inclusion in our Proxy Statement for the 2025 Annual Meeting of Stockholders, the proposal must be received at the address provided below by December 26, 2024.
Director Nominations for Inclusion in Our 2025 Proxy Statement (Proxy Access)
Our proxy-access bylaw permits a stockholder (or a group of up to 20 stockholders) owning 3% or more of the voting power of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s Proxy Statement director candidates constituting up to the greater of two individuals or 20% of the Board, if the nominating stockholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws. For the 2025 Annual Meeting of Stockholders, notice of a proxy-access nomination must be received at the address provided below no later than December 26, 2024, and no earlier than November 26, 2024.
Proposals and Nominations to Be Brought before Our 2025 Annual Meeting But Not for Inclusion in Our 2025 Proxy Statement
Our Bylaws permit a stockholder to propose items of business and nominate director candidates that are not intended to be included in our Proxy Statement if the stockholder complies with the procedures set forth in our Bylaws. For the 2025 Annual Meeting of Stockholders, notice of such proposals or nominations must be received at the address provided below no later than March 7, 2025, and no earlier than February 5, 2025.
If the Company moves the 2025 Annual Meeting of Stockholders to a date that is more than 30 days before or after the date which is the one-year anniversary of this year’s Annual Meeting date (i.e., June 5, 2025), the Company must receive notice of such proposals no earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
Stockholder Proxy Solicitation for Nominees (the SEC’s Universal Proxy Rule)
Any stockholder who intends to solicit proxies in support of any director nominee must comply with the content requirements of Rule 14a-19 under the Securities Exchange Act of 1934 (the SEC’s universal proxy rule) at the time it complies with the earlier of the deadlines in the advance notice provisions of our Bylaws and SEC Rule 14a-19. For the 2025 Annual Meeting of Stockholders, if a stockholder intends to solicit proxies in support of any director nominees submitted under the advance notice provisions of our Bylaws, such stockholder must also provide proper written notice that sets forth all the information required under SEC Rule 14a-19 that must be received at the address provided below no later than March 7, 2025, and no earlier than February 5, 2025.
If the Company moves the 2025 Annual Meeting of Stockholders to a date that is more than 30 days before or after the date which is the one-year anniversary of this year’s Annual Meeting date (i.e., June 5, 2025), the Company must receive notice of such intention to solicit proxies no earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
Address for Submission of Notices and Additional Information
All stockholder nominations of individuals for election as directors or proposals of other items of business to be considered by stockholders at the 2025 Annual Meeting of Stockholders (whether or not intended for inclusion in our Proxy Statement) must be submitted in writing to our Corporate Secretary at 333 W. Sheridan Avenue, Oklahoma City, Oklahoma 73102, or by email to CorporateSecretary@dvn.com.
In addition, both the proxy access and the advance notice provisions of our Bylaws require a stockholder’s notice of a nomination or other item of business to include certain information. Director nominees must also meet certain eligibility requirements. Any stockholder considering introducing a nomination or other item of business should carefully review our Bylaws.

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Our Stockholders
FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

What are the Board of Directors’ voting recommendations?
Proposal		Board Vote Recommendation	Page Reference
Item 1.	Election of Directors The Board is committed to maintaining a diverse and inclusive membership with varying experience, characteristics, and expertise that align with our business strategy. The Board believes that each of the director nominees named herein has skills and experiences that are highly relevant for an upstream energy company like Devon.	Vote FOR each director nominee	7
Item 2.	Ratify the selection of the independent auditors for 2024 The Audit Committee has appointed KPMG to serve as Devon’s independent registered public accounting firm for 2024 and this appointment is being submitted to our stockholders for ratification. The Audit Committee and the Board believe that the continued retention of KPMG is in the best interest of the Company and our stockholders.	Vote FOR	31
Item 3.	Approve, in an advisory vote, executive compensation Devon seeks an advisory vote from its stockholders to approve the compensation of the NEOs as disclosed in this Proxy Statement. The Board values the opinions of our stockholders and will take into account the outcome of this advisory vote when considering future executive compensation decisions.	Vote FOR	36
Item 4.	Consider and vote upon the stockholder proposal set forth in this Proxy Statement, if properly presented at the Annual Meeting The Board believes that the actions requested by the proponent are not in the best interest of our stockholders.	Vote AGAINST	70
Who is entitled to vote?
Stockholders as of the close of business on April 8, 2024 (the Record Date) are eligible to vote their shares at the Annual Meeting. As of the Record Date, there were 632,639,718 shares of our common stock outstanding. Each share of common stock is entitled to one vote at the Annual Meeting. Stockholders do not have the right to cumulative voting in the election of Directors.
How do I vote?
You may:
■
Attend the Annual Meeting and vote in person; or

■
Dial the toll-free number 1-800-690-6903 (listed on the Proxy Card or Voting Instruction Form). Easy-to-follow voice prompts allow you to vote your shares and confirm that your voting instructions have been properly recorded. Telephone voting will be available 24 hours a day and will close at 11:59 p.m. Eastern time on June 4, 2024; or

■
Go to the website www.proxyvote.com and follow the instructions and confirm that your voting instructions have been properly recorded. If you vote using the website, you can request electronic delivery of future proxy materials. Internet voting will be available 24 hours a day and will close at 11:59 p.m. (Eastern time) on June 4, 2024; or

■
If you elected to receive a paper copy of your proxy materials, mark your selections on the Proxy Card or Voting Instruction Form, date and sign it, and return the card or form in the pre-addressed, postage-paid envelope provided.

Why did I receive a Notice Regarding the Internet Availability of Proxy Materials in the mail instead of a full set of proxy materials?
SEC rules allow companies to furnish proxy materials over the Internet. Commencing on or about April 25, 2024, we have mailed a Notice of Internet Availability of Proxy Materials (the Notice) to most of our stockholders instead of a paper copy

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Our Stockholders
FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING (cont.)

of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by email. A stockholder’s election to receive proxy materials by mail or email will remain in effect until the stockholder terminates it.
Why did I receive paper copies of proxy materials?
We are providing paper copies of the proxy materials instead of the Notice to certain stockholders, including those who have previously requested to receive them. If you prefer to no longer receive printed proxy materials, you may consent to receive all future proxy materials electronically via email. To sign up for electronic delivery, please follow the instructions provided in your proxy materials. When prompted, indicate that you agree to receive or access stockholder communications electronically in the future.
Will each stockholder in our household receive proxy materials?
Generally, no. We try to provide only one set of proxy materials to be delivered to multiple stockholders sharing an address unless you have given us other instructions. Any stockholder at a shared address may request delivery of single or multiple copies of proxy materials for future meetings or an additional copy of the proxy materials for this meeting, which shall be promptly delivered, by contacting Broadridge at 1-866-540-7095 or our Corporate Secretary at the telephone number or address provided below.
Who will be admitted to the Annual Meeting?
Admission to the Annual Meeting will be limited to our stockholders of record, persons holding proxies from our stockholders, beneficial owners of our common stock, and our employees. If your shares are registered in your name, we will verify your ownership at the meeting in our list of stockholders as of the Record Date. If your shares are held through a broker, bank, or other nominee, you must bring proof of your ownership of the shares. This proof could consist of, for example, a bank or brokerage firm account statement or a letter from your bank or broker confirming your ownership as of the Record Date.
If I vote via telephone or the Internet or by mailing my Proxy Card, may I still attend the Annual Meeting?
Yes. You will need the control number located on your proxy card or Notice of Internet Availability of Proxy Materials to attend the meeting.
What if I want to change my vote?
You may revoke your proxy before it is voted by submitting a new proxy with a later date (by mail, telephone, or Internet), by voting at the Annual Meeting, or by filing a written revocation with our Corporate Secretary. Your attendance at the Annual Meeting will not automatically revoke your proxy.
Who will count the votes?
Broadridge will tabulate the votes.
What constitutes a quorum?
A majority of the voting power of the outstanding shares of our common stock entitled to vote generally in the election of Directors, present at the meeting or represented by proxy, constitutes a quorum. If you vote by telephone or Internet or by returning your Proxy Card, you will be considered part of the quorum. Broadridge, the Inspector of Election, will treat shares represented by a properly executed proxy as present at the meeting. Abstentions, withheld votes, and broker non-votes will be counted for purposes of determining a quorum. A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner submits a proxy but does not vote on a particular proposal because the broker or nominee does not have discretionary voting power for that item and has not received instructions from the beneficial owner.

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Our Stockholders
FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING (cont.)

How many votes will be required to approve a proposal? How will you treat withheld votes, abstentions, and broker non-votes?
The following table identifies the voting standard and the effect of withheld votes, broker non-votes, and abstentions for each item of business at the Annual Meeting.
Item		Voting Standard	Effect of Withheld Votes, Broker Non-Votes and Abstentions	Board’s Recommendation
1	Election of Directors	Votes cast “for” must exceed the votes cast “withheld” Resignation Policy1 applies if votes cast “withheld” exceed votes cast “for”	Withheld votes will have the effect of a vote “against” Broker non-votes will have no effect	FOR each director nominee nominated herein
2	Ratify the selection of the independent auditors for 2024	The affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter	Abstentions will have the effect of a vote “against” As a routine matter, broker non-votes are not expected and, therefore, will have no effect	FOR
3	Approve, in an advisory vote, executive compensation	The affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter	Abstentions will have the effect of a vote “against” Broker non-votes will have no effect	FOR
4	Consider and vote upon the stockholder proposal set forth in this Proxy Statement, if properly presented at the Annual Meeting	The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of our common stock voting together as a single class	Abstentions and broker non-votes will have the effect of a vote “against”	AGAINST

1
The director resignation policy in our Corporate Governance Guidelines and Bylaws provides that any nominee for Director in an uncontested election who fails to receive a greater number of votes cast “for” such nominee’s election than the votes cast “withheld” in such nominee’s election shall tender his or her written offer of resignation to the GEPP Committee of the Board of Directors within 90 days from the date of the election. The GEPP Committee will consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation.

What happens if I do not give specific voting instructions?
All properly executed proxies, unless revoked as described above, will be voted at the Annual Meeting in accordance with your instructions on your proxy. If a properly executed proxy gives no specific instructions, your shares will be voted in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.
Can brokers who hold shares in street name vote those shares if they have received no instructions?
Under the rules of the NYSE, brokers may not vote the shares held by them in street name for their customers and for which they have not received instructions, except with respect to a routine matter. The only matter to be voted on at the Annual Meeting that is considered routine for these purposes is the ratification of the appointment of the independent auditors. This means that brokers may not vote your shares on any other matter if you have not given instructions as to how to vote. Please be sure to give voting instructions to your broker so that your vote will be counted.

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Our Stockholders
FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING (cont.)

Who pays the solicitation expenses?
We will bear the cost of solicitation of proxies. Proxies may be solicited by mail or personally by our Directors, officers, or employees, none of whom will receive additional compensation for such solicitation. We have retained D.F. King & Co. to assist in the solicitation of proxies at an estimated cost of $12,000 plus reasonable expenses. Those holding shares of common stock of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. Final voting results will be included in a Form 8-K that will be filed with the SEC within four business days after the Annual Meeting. You may obtain a copy of the Form 8-K and other reports free of charge at www.devonenergy.com, or by contacting us at (405) 235-3611 or CorporateSecretary@dvn.com, or by accessing the SEC’s website at www.sec.gov.
Will the Company's independent auditors be available at the Annual Meeting to respond to questions?
Yes. The Audit Committee of the Board of Directors has approved KPMG LLP to serve as our independent auditors for the year ending December 31, 2024. Representatives of KPMG LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to stockholder questions.
Where can I contact the Company?
Our contact information is:
Corporate Secretary
Devon Energy Corporation
333 W. Sheridan Avenue
Oklahoma City, Oklahoma 73102
(405) 235-3611

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Our Stockholders
OTHER MATTERS

Our Board of Directors knows of no other matters to come before the meeting other than as set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxies as they deem advisable in accordance with their best judgment.
Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.
BY ORDER OF THE BOARD OF DIRECTORS
Christopher J. Kirt Vice President Corporate Governance and Secretary Oklahoma City, Oklahoma April 25, 2024

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Forward-Looking Statements

Information Regarding Forward-Looking Statements
This Proxy Statements includes “forward-looking statements” within the meaning of the federal securities laws. Such statements include those concerning strategic plans, our expectations and objectives for future operations, as well as other future events or conditions, and are often identified by use of the words and phrases “expects,” “believes,” “will,” “would,” “could,” “continue,” “may,” “aims,” “likely to be,” “intends,” “forecasts,” “projections,” “estimates,” “plans,” “expectations,” “targets,” “opportunities,” “potential,” “anticipates,” “outlook” and other similar terminology. All statements, other than statements of historical facts, included in this Proxy Statement that address activities, events or developments that Devon expects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Consequently, actual future results could differ materially and adversely from our expectations due to a number of factors, including, but not limited to:
■
the volatility of oil, gas and natural gas liquids prices;

■
uncertainties inherent in estimating oil, gas and natural gas liquids reserves;

■
the extent to which we are successful in acquiring and discovering additional reserves;

■
the uncertainties, costs and risks involved in our operations;

■
risks related to our hedging activities;

■
our limited control over third parties who operate some of our oil and gas properties;

■
midstream capacity constraints and potential interruptions in production, including from limits to the build out of midstream infrastructure;

■
competition for assets, materials, people and capital;

■
regulatory restrictions, compliance costs and other risks relating to governmental regulation, including with respect to federal lands, environmental matters and seismicity;

■
climate change and risks related to regulatory, social and market efforts to address climate change;

■
governmental interventions in energy markets;

■
counterparty credit risks;

■
risks relating to our indebtedness;

■
cybersecurity risks;

■
risks relating to global pandemics;

■
the extent to which insurance covers any losses we may experience;

■
risks related to stockholder activism;

■
our ability to successfully complete mergers, acquisitions and divestitures;

■
our ability to pay dividends and make share repurchases; and

■
any of the other risks and uncertainties discussed in Devon’s 2023 Annual Report on Form 10-K (the “2023
Form 10-K”) or other SEC filings.

The forward-looking statements included in this Proxy Statement speak only as of the date of this Proxy Statement, represent management’s current reasonable expectations as of the date of this Proxy Statement and are subject to the risks and uncertainties identified above as well as those described in the 2023 Form 10-K and in other documents we file from time to time with the SEC. We cannot guarantee the accuracy of our forward-looking statements, and readers are urged to carefully review and consider the various disclosures made in the 2023 Form 10-K and in other documents we file from time to time with the SEC. All subsequent written and oral forward-looking statements attributable to Devon, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements above. We do not undertake, and expressly disclaim, any duty to update or revise our forward-looking statements based on new information, future events, or otherwise.

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Appendix A
EXPLANATION AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

This Proxy Statement includes the non-GAAP financial measures of “Free Cash Flow” and “Cash Return on Capital Employed.” These measures were used as components of the Company’s performance scorecard for purposes of determining the performance cash bonuses for 2023. Non-GAAP measures are not alternatives to GAAP measures, and you should not consider non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Set forth below is additional information regarding these measures.
Free Cash Flow
For purposes of determining the Company’s performance cash bonuses for 2023, Free Cash Flow means total operating cash flow adjusted for balance sheet changes less total accrued capital expenditures. A detailed reconciliation of Free Cash Flow is provided below.
(dollar amounts in millions)	2023
Cash flow from operating activities (GAAP)	$6,544
Changes in assets and liabilities, net	144
Cash flow from operating activities before B/S changes (Non-GAAP)	6,688
Capital expenditures (accrued) (GAAP)	(3,907)
Free Cash Flow (Non-GAAP)	$2,781
Cash Return on Capital Employed
We define Cash Return on Capital Employed, or CROCE, as the quotient of an adjusted cash flow metric over the average capital employed. The adjusted cash flow metric is the sum of cash flow from operating activities, adjusted for balance sheet changes, plus after-tax net financing costs. Average capital employed is the average of the capital employed as of the beginning and ending of the relevant period, with capital employed calculated as the sum of short and long-term debt plus stockholders’ equity attributable to Devon less cash and cash equivalents. A detailed calculation of Cash Return on Capital Employed is provided below, which includes reconciliations to the most directly comparable GAAP measures.

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Appendix A
EXPLANATION AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (cont.)

(dollar amounts in millions)	2023
Cash Return on Capital Employed (CROCE) (Non-GAAP)
Cash flow from operating activities (GAAP)	$6,544
Changes in assets and liabilities, net	144
Cash flow from operating activities before B/S changes (Non-GAAP)	6,688
Net financing costs (GAAP)	308
Noncash net premium and issuance cost amortization	35
Adjusted net financing costs (Non-GAAP)	343
Tax benefit imputed (based on 18%)	(62)
After-tax net financing costs (Non-GAAP)	281
Adjusted cash flow (Non-GAAP)1 – (a)	6,969
Total capitalization – beginning balance:
Short and long-term debt (GAAP)	$6,440
Total stockholders’ equity attributable to Devon (GAAP)	11,167
Cash, cash equivalents and restricted cash (GAAP)	(1,454)
Total capitalization – beginning balance (Non-GAAP)	16,153
Total capitalization – ending balance:
Short and long-term debt (GAAP)	6,155
Total stockholders’ equity attributable to Devon (GAAP)	12,061
Cash, cash equivalents and restricted cash (GAAP)	(875)
Total capitalization – ending balance (Non-GAAP)	17,341
Average total capitalization (Non-GAAP)2 – (b)	$16,747
CROCE (Non-GAAP) – (a) / (b)	42%
1 Sum of cash flow from operating activities before balance sheet changes, and after-tax net financing costs.
2 Average of the beginning and ending total capitalization balances.

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SCAN TOVIEW MATERIALS & VOTE DEVON ENERGY CORPORATION 333 W. SHERIDAN AVE. OKLAHOMA CITY, OK 73102 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 4, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 4, 2024. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V43841-P04367 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DEVON ENERGY CORPORATION For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends a vote "FOR" the nominees listed in Agenda Item 1. AllAllExcept nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1.Election of DirectorsNominees:01)Barbara M. Baumann02)John E. Bethancourt03)Ann G. Fox04)Gennifer F. Kelly05)Kelt Kindick06)John Krenicki Jr. 07)Karl F. Kurz08)Michael N. Mears09)Robert A. Mosbacher, Jr.10)Richard E. Muncrief11)Valerie M. Williams !!! The Board of Directors recommends a vote "FOR" Agenda Item 2.2.Ratify the Selection of the Company's Independent Auditors for 2024.For!Against!Abstain!The Board of Directors recommends a vote "FOR" Agenda Item 3.ForAgainstAbstain3.Advisory Vote to Approve Executive Compensation.!!!The Board of Directors recommends a vote "AGAINST" Agenda Item 4.ForAgainstAbstain4.Stockholder Proposal for Bylaw Amendment: Stockholder Approval of Director Compensation.!!!5.OTHER MATTERSTHIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.Please sign exactly as your name appears above, indicating your official position or representative capacity, if applicable. If shares are held jointly, each owner should sign. Trustees, administrators, etc. should include their title and authority. Corporations should provide the full name of the corporation and the title of the authorized officer signing the proxy.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on June 5, 2024.The following proxy materials are available at www.proxyvote.com:•Notice and 2024 Proxy Statement•2023 Annual Report on Form 10-KV43842-P04367DEVON ENERGY CORPORATIONPROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned stockholder of Devon Energy Corporation, a Delaware corporation, hereby nominates and appoints Richard E. Muncrief and Christopher J. Kirt, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all shares of common stock of Devon Energy Corporation owned by the undersigned in all matters coming before the Annual Meeting of Stockholders (or any adjournment thereof) of Devon Energy Corporation to be held at the Devon Energy Center Auditorium, 333 W. Sheridan Ave., Oklahoma City, Oklahoma, on Wednesday, June 5, 2024 at 8:00 a.m. Central Time. The Board of Directors recommends a vote "FOR" Agenda Items 1, 2 and 3, and "AGAINST" Agenda Item 4 as set forth on the reverse side.WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ON THE REVERSE SIDE BY THE STOCKHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. BY SIGNING THIS PROXY, THE UNDERSIGNED STOCKHOLDER REVOKES ANY PRIOR PROXIES EXECUTED BY THE UNDERSIGNED.Do not return your Proxy Card if you are voting by telephone or Internet.TO BE SIGNED ON REVERSE SIDE